FILE NO.  33-4559
                                                               FILE NO. 811-4630
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 53          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 54                 (X)
                                   ---------
                        JOHN HANCOCK INVESTMENT TRUST III
               (Exact name of registrant as specified in charter)
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
                     (Address of principal executive office)
        Registrant's Telephone Number, including Area Code (617) 663-4324

                            Alfred P. Ouellette, Esq.
                     Assistant Vice President and Secretary
                           John Hancock Advisers, LLC
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)
                                    ---------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on March 1, 2007 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[JOHN HANCOCK(R) LOGO]
----------------------
     MUTUAL FUNDS

                                                       John Hancock Equity Funds

--------------------------------------------------------------------------------

                                          CLASS A, CLASS B AND CLASS C SHARES

                                                          Focused Equity Fund

                                                           Growth Trends Fund

                                                          Mid Cap Equity Fund

                                                          Mid Cap Growth Fund

                                                        Multi Cap Growth Fund

                                                               Small Cap Fund

                                                        Small Cap Equity Fund

--------------------------------------------------------------------------------

Prospectus
3.1.2007

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------


      JOHN HANCOCK EQUITY FUNDS
      --------------------------------------------------------------------------
      Focused Equity Fund                                                      4
      Growth Trends Fund                                                       6
      Mid Cap Equity Fund                                                      8
      Mid Cap Growth Fund                                                     10
      Multi Cap Growth Fund                                                   12
      Small Cap Fund                                                          14
      Small Cap Equity Fund                                                   16

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Choosing a share class                                                  18
      How sales charges are calculated                                        18
      Sales charge reductions and waivers                                     19
      Opening an account                                                      20
      Buying shares                                                           22
      Selling shares                                                          23
      Transaction policies                                                    25
      Dividends and account policies                                          27
      Additional investor services                                            28

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      29
      Management biographies                                                  31
      Financial highlights                                                    32


      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Equity Funds

These funds seek long-term growth by investing primarily in common stocks.

Who may want to invest

These funds may be appropriate for investors who:

o     have longer time horizons;

o     want to diversify their portfolios;

o     are seeking funds for the equity portion of an asset allocation portfolio;

o are investing for retirement or other goals that are many years in the future.

Equity funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind;

o     are uncomfortable with an investment that may go up and down in value.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006, managed approximately $40 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals

[LOGO]

Past performance

The fund's total return, measured year-by-year and over time

[LOGO]

Main risks

The major risk factors associated with the fund

[LOGO]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses

Focused Equity Fund       On 1-19-2007, Trustees of this fund voted to recommend
                                that shareholders of the fund approve a tax-free
                              reorganization with the Mid Cap Equity Fund. Proxy
                             statement and prospectus will be mailed on or about
                                  3-12-2007 for shareholder meeting scheduled on
                                                                      4-18-2007.


[LOGO]

GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of U.S. and foreign companies. Equity securities include common and preferred stocks and their equivalents. Under normal market conditions, the fund invests primarily in medium-capitalization companies (companies in the capitalization range of the Standard & Poor's MidCap 400 Index, which was $500 million to $10.62 billion as of December 31, 2006). The fund utilizes a focused investment strategy and will typically concentrate its investments in 45 to 65 companies. Because of this focused strategy, the fund has been classified as non-diversified and may invest more than 5% of assets in securities of individual companies.


In managing the portfolio, the management team emphasizes a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that possess a combination of strong earnings growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may also make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '01, 43.84%
Worst quarter: Q3 '01, -46.35%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's MidCap 400 Index, an unmanaged index of 400 domestic stocks of medium-sized companies.


Standard & Poor's MidCap 400/Citigroup Growth Index, an unmanaged index comprised of stocks representing approximately half of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------


                                   [BAR CHART]

            2001       2002       2003       2004       2005      2006
          -------------------------------------------------------------
          -0.33%     -47.39%     37.21%     11.25%     15.65%     4.79%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------



                                                                            Life of     Life of     Life of
                                                      1 year    5 years     Class A     Class B     Class C
-------------------------------------------------------------------------------------------------------------
Class A before tax (began 11-1-00)                     -0.46%     -1.55%      -2.96%         --           --
-------------------------------------------------------------------------------------------------------------
Class A after tax on distributions                     -0.46%     -1.55%      -2.96%         --           --
-------------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale          -0.30%     -1.31%      -2.48%         --           --
-------------------------------------------------------------------------------------------------------------
Class B before tax (began 11-1-00)                     -0.91%     -1.62%         --       -2.81%          --
-------------------------------------------------------------------------------------------------------------
Class C before tax (began 11-1-00)                      3.09%     -1.22%         --          --       -2.81%
-------------------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index*                    10.31%     10.91%       8.55%       8.55%       8.55%
-------------------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400/Citigroup Growth Index*    5.90%      7.74%       3.07%+      3.07%+      3.07%+
-------------------------------------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund compared its performance to the Standard & Poor's MidCap 400 Index. After this date, the Fund changed the index to which it compares its performance to a single index, the Standard & Poor's MidCap 400/Citigroup Growth Index, which better represents the Fund and its strategy of investment in mid cap growth stocks.

+     Return as of closest month end to inception date.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or large-capitalization stocks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                            Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                          5.00%       none       none
----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none(2)     5.00%      1.00%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Annual operating expenses                                      Class A     Class B    Class C
----------------------------------------------------------------------------------------------

Management fee                                                    0.85%       0.85%      0.85%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.30%       1.00%      1.00%
----------------------------------------------------------------------------------------------
Other expenses                                                    1.09%       1.09%      1.09%
----------------------------------------------------------------------------------------------
Total fund operating expenses                                     2.24%       2.94%      2.94%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-08)        0.74%       0.74%      0.74%
----------------------------------------------------------------------------------------------
Net annual operating expenses                                     1.50%       2.20%      2.20%
----------------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


------------------------------------------------------------------------------------------
Expenses                                            Year 1     Year 3    Year 5    Year 10
------------------------------------------------------------------------------------------
Class A                                             $  645     $1,098    $1,576    $ 2,891
------------------------------------------------------------------------------------------
Class B with redemption                             $  723     $1,140    $1,683    $ 3,043
------------------------------------------------------------------------------------------
Class B without redemption                          $  223     $  840    $1,483    $ 3,043
------------------------------------------------------------------------------------------
Class C with redemption                             $  323     $  840    $1,483    $ 3,209
------------------------------------------------------------------------------------------
Class C without redemption                          $  223     $  840    $1,483    $ 3,209
------------------------------------------------------------------------------------------


(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------

SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Alan E. Norton, CFA
Joined fund team in 2002

Henry E. Mehlman, CFA
Joined fund team in 2002

Managers share investment strategy and decisions

See page 31 for the management biographies.

FUND CODES

Class A      Ticker           JFVAX
             CUSIP            478032790
             Newspaper        --
             SEC number       811-3392
             JH fund number   61

Class B      Ticker           JFVBX
             CUSIP            478032774
             Newspaper        --
             SEC number       811-3392
             JH fund number   161

Class C      Ticker           JFVCX
             CUSIP            478032766
             Newspaper        --
             SEC number       811-3392
             JH fund number   561

Growth Trends Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests approximately one-third of assets in equity securities (including common and preferred stocks and their equivalents) of U.S. and foreign companies in each of the following sectors: financial services, health care and technology. Due to changes in market values, assets will be allocated as needed in order to attempt to achieve a one-third weighting in each sector. The fund attempts to concentrate its investments within each of the three sectors in 20 to 35 companies.

Companies in the financial services sector include banks, insurance companies, brokerage firms and financial holding companies. Healthcare companies include pharmaceutical, medical technology, managed care, biotechnology and biochemical research and development companies. Companies in the technology sector are typically in fields such as computer software and hardware, Internet services, telecommunications and data management and storage.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

The managers seek to identify companies positioned to benefit from economic and social trends. They use fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential, business changes and valuation.

The fund may invest in certain higher-risk securities, including investments in emerging market countries and securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities for defensive purposes. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q2 '03, 18.93%
Worst quarter: Q1 '01, -23.27%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------


                                   [BAR CHART]

            2001       2002       2003       2004       2005      2006
          -------------------------------------------------------------
          -26.89%     -31.42%    30.61%      5.56%      7.24%     8.44%


--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------


                                                                            Life of     Life of     Life of
                                                      1 year    5 years     Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------
Class A before tax (began 9-22-00)                      3.06%      0.87%      -6.13%         --          --
------------------------------------------------------------------------------------------------------------
Class A after tax on distributions                      3.06%      0.87%      -6.14%         --          --
------------------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale           1.99%      0.74%      -5.07%         --          --
------------------------------------------------------------------------------------------------------------
Class B before tax (began 9-22-00)                      2.80%      0.81%         --       -6.03%         --
------------------------------------------------------------------------------------------------------------
Class C before tax (began 9-22-00)                      6.80%      1.19%         --          --       -6.03%
------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                             15.79%     6.19%      1.35%        1.35%       1.35%
------------------------------------------------------------------------------------------------------------

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. It may fluctuate more widely than it would in a fund that is diversified across several sectors.

The fund's management strategy significantly influences performance, especially because this fund focuses on a few sectors of the economy. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of financial services, healthcare and technology companies as a group may fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks or economic sectors.

Companies in each sector may face special risks. Falling or rising interest rates or deteriorating economic conditions could cause bank and financial service company stocks to suffer losses.

Healthcare companies are strongly affected by worldwide scientific or technological developments and changes in governmental policies.

Technology companies are subject to intense competition, making products quickly obsolete. Some technology companies are smaller and may have limited product lines and financial and managerial resources, making them more vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o     Certain derivatives could produce disproportionate losses.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability; these risks are more significant in emerging markets.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                            Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                          5.00%       none       none
----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none(2)     5.00%      1.00%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Annual operating expenses                                      Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Management fee                                                    1.00%       1.00%      1.00%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.30%       1.00%      1.00%
----------------------------------------------------------------------------------------------
Other expenses                                                    0.70%       0.70%      0.70%
----------------------------------------------------------------------------------------------
Total fund operating expenses                                     2.00%       2.70%      2.70%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-08)        0.35%       0.35%      0.35%
----------------------------------------------------------------------------------------------
Net annual operating expenses                                     1.65%       2.35%      2.35%
----------------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


------------------------------------------------------------------------------------------
Expenses                                            Year 1     Year 3    Year 5    Year 10
------------------------------------------------------------------------------------------
Class A                                             $  659     $1,064    $1,493    $ 2,684
------------------------------------------------------------------------------------------
Class B with redemption                             $  738     $1,105    $1,599    $ 2,837
------------------------------------------------------------------------------------------
Class B without redemption                          $  238     $  805    $1,399    $ 2,837
------------------------------------------------------------------------------------------
Class C with redemption                             $  338     $  805    $1,399    $ 3,006
------------------------------------------------------------------------------------------
Class C without redemption                          $  238     $  805    $1,399    $ 3,006
------------------------------------------------------------------------------------------


(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER Supervised by the adviser


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management A subsidiary of John Hancock Financial Services, Inc. Founded in 1979

PORTFOLIO MANAGERS


FINANCIAL SERVICES -- James K. Schmidt, CFA*
--------------------------------------------------------------------------------
Managed fund since it began in 2000

Lisa A. Welch
Joined fund team in 2000

Roger C. Hamilton
Joined fund team in 2006

Financial services portfolio managers share investment strategy and decisions.

HEALTHCARE -- Robert C. Junkin, CPA
--------------------------------------------------------------------------------
Joined fund team in 2005; Healthcare portfolio manager

TECHNOLOGY -- Thomas P. Norton, CFA
--------------------------------------------------------------------------------
Joined fund team in 2006; Technology portfolio manager

* As of April 30, 2007, James K. Schmidt will be retiring from the management team.


See page 31 for the management biographies.

FUND CODES

Class A      Ticker           JGTAX
             CUSIP            41014V109
             Newspaper        GTrendA
             SEC number       811-4079
             JH fund number   46

Class B      Ticker           JGTBX
             CUSIP            41014V208
             Newspaper        GTrendB
             SEC number       811-4079
             JH fund number   146

Class C      Ticker           JGTCX
             CUSIP            41014V307
             Newspaper        GTrendC
             SEC number       811-4079
             JH fund number   546

Mid Cap Equity Fund

[LOGO]

GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of medium-capitalization companies (companies in the capitalization range of the Standard & Poor's MidCap 400 Index, which was $500 million to $10.62 billion as of December 31, 2006). Equity securities include common and preferred stocks and their equivalents. The fund will primarily invest in securities of U.S. companies.


In managing the portfolio, the management team emphasizes a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that possess a combination of strong earnings growth rates and attractive valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies.

The fund may also make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows the fund's calendar year total return, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total return for Class C has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '04, 9.66%
Worst quarter: Q2 '06, -7.20%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's MidCap 400 Index, an unmanaged index of 400 domestic stocks of medium-sized companies.


Standard & Poor's MidCap 400/Citigroup Growth Index, an unmanaged index comprised of stocks representing approximately half of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------


                                   [BAR CHART]

                            2004      2005      2006
                           --------------------------
                           12.06%    16.85%     5.29%


--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------


                                                                Life of     Life of     Life of
                                                      1 year    Class A     Class B     Class C
------------------------------------------------------------------------------------------------
Class A before tax (began 8-4-03)                       0.04%     13.14%         --          --
------------------------------------------------------------------------------------------------
Class A after tax on distributions                     -0.52%     11.64%         --          --
------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale           0.79%     10.90%         --          --
------------------------------------------------------------------------------------------------
Class B before tax (began 8-4-03)                      -0.28%        --       13.65%         --
------------------------------------------------------------------------------------------------
Class C before tax (began 8-4-03)                       3.72%        --          --       14.29%
------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index*                    10.31%     16.99%      16.99%      16.99%
------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400/Citigroup Growth Index*    5.90%     13.81%      13.81%      13.81%
------------------------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund compared its performance to the Standard & Poor's MidCap 400 Index. After this date, the Fund changed the index to which it compares its performance to a single index, the Standard & Poor's MidCap 400/Citigroup Growth Index, which better represents the Fund and its strategy of investment in mid cap growth stocks.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market causing the fund to underperform investments that focus either on small- or large-capitalization stocks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                            Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                          5.00%       none       none
----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none(2)     5.00%      1.00%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Annual operating expenses(3)                                   Class A     Class B    Class C
----------------------------------------------------------------------------------------------
Management fee                                                    0.80%       0.80%      0.80%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.30%       1.00%      1.00%
----------------------------------------------------------------------------------------------
Other expenses                                                    3.15%       3.15%      3.15%
----------------------------------------------------------------------------------------------
Total fund operating expenses                                     4.25%       4.95%      4.95%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-08)        2.87%       2.87%      2.87%
----------------------------------------------------------------------------------------------
Net annual operating expenses                                     1.38%       2.08%      2.08%
----------------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


----------------------------------------------------------------------------------------------
Expenses                                                Year 1     Year 3    Year 5    Year 10
----------------------------------------------------------------------------------------------
Class A                                                 $  633     $1,476    $2,332    $ 4,528
----------------------------------------------------------------------------------------------
Class B with redemption                                 $  711     $1,530    $2,451    $ 4,668
----------------------------------------------------------------------------------------------
Class B without redemption                              $  211     $1,230    $2,251    $ 4,668
----------------------------------------------------------------------------------------------
Class C with redemption                                 $  311     $1,230    $2,251    $ 4,806
----------------------------------------------------------------------------------------------
Class C without redemption                              $  211     $1,230    $2,251    $ 4,806
----------------------------------------------------------------------------------------------

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

(3) Expense information in this table has been restated to reflect current fees.


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible  for day-to-day  investment  management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Alan E. Norton, CFA
Managed fund since it began in 2003

Henry E. Mehlman, CFA
Managed fund since it began in 2003

Managers share portfolio management responsibilities

See page 31 for the management biographies.

FUND CODES

Class A      Ticker           --
             CUSIP            478032741
             Newspaper        --
             SEC number       811-3392
             JH fund number   81

Class B      Ticker           --
             CUSIP            478032733
             Newspaper        --
             SEC number       811-3392
             JH fund number   181

Class C      Ticker           --
             CUSIP            478032725
             Newspaper        --
             SEC number       811-3392
             JH fund number   581

Mid Cap Growth Fund       On 1-19-2007, Trustees of this fund voted to recommend
                                that shareholders of the fund approve a tax-free
                              reorganization with the Growth Opportunities Fund.
                             Proxy statement and prospectus will be mailed on or
                            about 3-12-2007 for shareholder meeting scheduled on
                                                                      4-18-2007.


[LOGO]

GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $1.2 billion to $20.3 billion as of December 31, 2006).


In managing the portfolio, the manager conducts fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager typically identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may not invest more than 5% of assets in any one security.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '99, 45.43%
Worst quarter: Q1 '01, -30.04%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------


                                   [BAR CHART]

 1997    1998    1999     2000    2001     2002    2003    2004     2005   2006
--------------------------------------------------------------------------------
 2.37%   6.53%  58.17%  -13.52%  -33.59%  -24.88%  34.83%  4.94%   11.82%  6.95%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------



                                                                                        Life of
                                                      1 year    5 years    10 years     Class C
------------------------------------------------------------------------------------------------
Class A before tax                                      1.58%      3.85%       1.81%         --
------------------------------------------------------------------------------------------------
Class A after tax on distributions                      1.58%      3.85%       1.24%         --
------------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale           1.03%      3.31%       1.34%         --
------------------------------------------------------------------------------------------------
Class B before tax                                      1.17%      3.82%       1.77%         --
------------------------------------------------------------------------------------------------
Class C before tax (began 6-1-98)                       5.28%      4.18%         --        1.21%
------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index*                           15.79%      6.19%       8.42%       4.74%
------------------------------------------------------------------------------------------------
Russell Midcap Growth Index*                           10.66%      8.22%       8.62%       6.61%
------------------------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund also compared its performance to the Standard & Poor's 500 Index. After this date, the Fund changed the index to which it compares its performance to a single index; the Russell Midcap Growth Index which is a broad based index and more accurately reflects the investment universe from which the Fund selects versus the Standard & Poor's 500 Index.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly.

In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                              5.00%     none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less             none(2)   5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.80%     0.80%     0.80%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.30%     1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                        0.54%     0.54%     0.54%
--------------------------------------------------------------------------------
Total fund operating expenses                         1.64%     2.34%     2.34%
--------------------------------------------------------------------------------
Expense reimbursement (at least until 2/28/08)        0.05%     0.05%     0.05%
--------------------------------------------------------------------------------
Net annual operating expenses                         1.59%     2.29%     2.29%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                     $  654   $  987    $ 1,343   $ 2,343
--------------------------------------------------------------------------------
Class B with redemption                     $  732   $1,026    $ 1,446   $ 2,498
--------------------------------------------------------------------------------
Class B without redemption                  $  232   $  726    $ 1,246   $ 2,498
--------------------------------------------------------------------------------
Class C with redemption                     $  332   $  726    $ 1,246   $ 2,672
--------------------------------------------------------------------------------
Class C without redemption                  $  232   $  726    $ 1,246   $ 2,672
--------------------------------------------------------------------------------

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGER

Thomas P. Norton, CFA
Joined fund team in 2002

See page 31 for the management biographies.

FUND CODES

Class A   Ticker           SPOAX
          CUSIP            409906807
          Newspaper        MdCpGrA
          SEC number       811-4630
          JH fund number   39

Class B   Ticker           SPOBX
          CUSIP            409906880
          Newspaper        MdCpGrB
          SEC number       811-4630
          JH fund number   139

Class C   Ticker           SPOCX
          CUSIP            409906823
          Newspaper        --
          SEC number       811-4630
          JH fund number   539

Multi Cap Growth Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in a diversified portfolio of growth-oriented stocks of U.S. and foreign companies of any size.

In managing the portfolio, the management team focuses primarily on stocks, selecting companies that are expected to have above-average growth. In choosing individual securities, the manager uses fundamental financial analysis to identify companies with improving business fundamentals, such as revenue growth, profitability and improving cash flows. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equity securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '01, 25.85%
Worst quarter: Q1 '01, -28.42%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index (an unmanaged index of the 1,000 largest-capitalization U.S. stocks).

Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index (an unmanaged index of 2,000 U.S. small-capitalization stocks) with a greater-than-average growth orientation.


Russell 3000 Growth Index, an unmanaged index that measures the performance of Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------


                                   [BAR CHART]

                  2001     2002    2003    2004   2005    2006
                ------------------------------------------------
                -23.89%  -25.53%  34.10%  14.23%  3.46%  12.85%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------



                                                        Life of    Life of    Life of
                                      1 year  5 years   Class A    Class B    Class C
----------------------------------------------------------------------------------------
Class A before tax (began 12-1-00)      7.21%    4.82%    -0.34%        --         --
----------------------------------------------------------------------------------------
Class A after tax on distributions      7.01%    4.63%    -0.49%        --         --
----------------------------------------------------------------------------------------
Class A after tax on distributions,
  with sale                             4.95%    4.04%    -0.37%        --         --
----------------------------------------------------------------------------------------
Class B before tax (began 12-1-00)      7.06%    4.83%       --      -0.18%        --
----------------------------------------------------------------------------------------
Class C before tax (began 12-1-00)     11.06%    5.16%       --         --      -0.18%
----------------------------------------------------------------------------------------
Russell 1000 Growth Index*              9.07%    2.69%    -2.19%     -2.19%     -2.19%
----------------------------------------------------------------------------------------
Russell 2000 Growth Index*             13.35%    6.93%     4.45%      4.45%      4.45%
----------------------------------------------------------------------------------------
Russell 3000 Growth Index*              9.46%    3.02%    -1.56%+    -1.56%+    -1.56%+
----------------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund compared its performance to both the Russell 1000 Growth Index and the Russell 2000 Growth Index. After this date, the Fund changed the index to which it compares its performance to a single index, the Russell 3000 Growth Index, which incorporates all holdings that are in the Russell 1000 and Russell 200 Indexes and is commonly used by other funds that invest across small, mid and large market capitalizations.

+     Return as of closest month end to inception date.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on growth stocks, which could underperform value stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small- and medium-size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)              Class A     Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                  5.00%       none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                             none(2)     5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.30%     1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                        0.92%     0.92%     0.92%
--------------------------------------------------------------------------------
Total fund operating expenses                         1.97%     2.67%     2.67%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until
2-28-08)                                              0.57%     0.57%     0.57%
--------------------------------------------------------------------------------
Net annual operating expenses                         1.40%     2.10%     2.10%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                     $  635   $1,035    $1,459    $ 2,637
--------------------------------------------------------------------------------
Class B with redemption                     $  713   $1,075    $1,564    $ 2,791
--------------------------------------------------------------------------------
Class B without redemption                  $  213   $  775    $1,364    $ 2,791
--------------------------------------------------------------------------------
Class C with redemption                     $  313   $  775    $1,364    $ 2,961
--------------------------------------------------------------------------------
Class C without redemption                  $  213   $  775    $1,364    $ 2,961
--------------------------------------------------------------------------------

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGER


Thomas P. Norton, CFA
Joined fund team in 2006


See page 31 for the management biographies.

FUND CODES

Class A   Ticker           JMGAX
          CUSIP            478032709
          Newspaper        --
          SEC number       811-3392
          JH fund number   10

Class B   Ticker           JMGBX
          CUSIP            478032808
          Newspaper        --
          SEC number       811-3392
          JH fund number   110

Class C   Ticker           JMGCX
          CUSIP            478032881
          Newspaper        --
          SEC number       811-3392
          JH fund number   510

Small Cap Fund

[LOGO]

GOAL AND STRATEGY


The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (which, for purposes of this fund, are those companies with market capitalizations under $2 billion, or market capitalizations within the range of market capitalization of the companies in the Russell 2000 Index or the Standard & Poor's Small Cap 600 Index).


In managing the portfolio, the portfolio manager selects securities using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that they believe are likely to show improving fundamental prospects with an identifiable catalyst for change.

Such catalysts may include, but are not limited to, a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

The portfolio manager attempts to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The portfolio manager additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

The fund may sell a security if, among other reasons, it reaches the target price set by the portfolio manager; the manager decides that the stock is statistically overvalued; or the portfolio manager believes earnings expectations or the fundamental outlook for the company have deteriorated.

The fund may purchase other types of securities that are not primary investment vehicles, such as U.S. dollar-denominated foreign securities and ADRs, certain exchange-traded funds ("ETFs") and certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to December 3, 2004, reflect the actual performance of the sole class of Independence Small Cap Portfolio, the fund's predecessor. On December 3, 2004, the fund acquired all of the assets of Independence Small Cap Portfolio, pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the Independence Small Cap Portfolio. Year-by-year and index figures do not reflect sales charges and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results. For the periods prior to June 24, 2002, the performance shown represents the performance of the UAM Independence Small Cap Portfolio ( the "UAM Portfolio"). On June 24, 2002, Independence Small Cap Portfolio acquired all of the assets of the UAM Portfolio, which had the same investment adviser and portfolio management team, identical investment objectives and strategies and substantially similar fees and expenses as Independence Small Cap Portfolio.

Class A, total returns

Best quarter: Q2 '01, 25.55%
Worst quarter: Q3 '02, -16.97%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's Small Cap 600 Index, an unmanaged index of 600 U.S. small-sized companies.

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization companies.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------


                                   [BAR CHART]

      1999     2000     2001      2002     2003     2004     2005    2006
      --------------------------------------------------------------------
      4.59%   16.43%   16.55%   -15.23%   34.62%   23.60%    4.29%   7.26%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------



                                                       Life of  Life of   Life of
                                      1 year  5 years  Class A  Class B   Class C
------------------------------------------------------------------------------------
Class A before tax (began 12-16-98)     1.90%    8.43%   10.75%      --        --
------------------------------------------------------------------------------------
Class A after tax on distributions      1.90%    7.57%    9.07%      --        --
------------------------------------------------------------------------------------
Class A after tax on distributions,     1.23%    6.90%    8.64%      --        --
   with sale
------------------------------------------------------------------------------------
Class B before tax (began 12-6-04)      1.57%      --       --     5.56%       --
------------------------------------------------------------------------------------
Class C before tax (began 12-6-04)      5.57%      --       --       --      6.92%
------------------------------------------------------------------------------------
Standard & Poor's Small Cap 600
  Index                                15.12%   12.50%   12.90%   12.02%*   12.02%*
------------------------------------------------------------------------------------
Russell 2000 Index                     18.37%   11.39%   10.53%   11.98%    11.98%
------------------------------------------------------------------------------------

*     Return as of closest month end to inception date.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies or the quantitative screening parameters do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)               Class A    Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                   5.00%      none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                              none(2)    5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                         Class A    Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       0.90%      0.90%     0.90%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.30%      1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                       0.40%      0.40%     0.40%
--------------------------------------------------------------------------------
Total fund operating expenses                        1.60%      2.30%     2.30%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until
2-28-08)                                             0.00%      0.00%     0.00%
--------------------------------------------------------------------------------
Net annual operating expenses                        1.60%      2.30%     2.30%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                     $  655   $  980    $1,327    $ 2,305
--------------------------------------------------------------------------------
Class B with redemption                     $  733   $1,018    $1,430    $ 2,461
--------------------------------------------------------------------------------
Class B without redemption                  $  233   $  718    $1,230    $ 2,461
--------------------------------------------------------------------------------
Class C with redemption                     $  333   $  718    $1,230    $ 2,636
--------------------------------------------------------------------------------
Class C without redemption                  $  233   $  718    $1,230    $ 2,636
--------------------------------------------------------------------------------

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER

Independence Investments LLC

Responsible for day-to-day investment management
A subsidiary of Convergent Capital Management LLC
Founded in 1982
Supervised by the adviser

PORTFOLIO MANAGER

Charles S. Glovsky, CFA
Managed fund since 1998

See page 31 for the management biographies.

FUND CODES

Class A   Ticker           DSISX
          CUSIP            41014V802
          Newspaper        --
          SEC number       811-4079
          JH fund number   82

Class B   Ticker           DSBSX
          CUSIP            41014V885
          Newspaper        --
          SEC number       811-4079
          JH fund number   182

Class C   Ticker           DSCSX
          CUSIP            41014V877
          Newspaper        --
          SEC number       811-4079
          JH fund number   582

Small Cap Equity Fund

[LOGO]

GOAL AND STRATEGY


The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $68 million to $3.1 billion as of December 31, 2006). Equity securities include common and preferred stocks and their equivalents.


In managing the portfolio, the managers emphasize a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that possess a combination of strong earning growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies) and may short-sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '99, 47.75%
Worst quarter: Q3 '01, -33.72%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

Standard & Poor's Small Cap 600 Index, an unmanaged index of 600 U.S. small-sized companies.

Russell 2000 Growth Index, an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted values.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------


                                   [BAR CHART]

 1997    1998    1999    2000     2001     2002    2003    2004   2005    2006
--------------------------------------------------------------------------------
25.25%  -2.10%  98.25%  -6.26%   10.97%  -44.33%  48.91%  12.86%  8.23%   6.84%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------

                                                                       Life of
                                        1 year   5 years   10 years    Class C
--------------------------------------------------------------------------------
Class A before tax                        1.50%     0.55%     10.03%        --
--------------------------------------------------------------------------------
Class A after tax on distributions        1.50%     0.55%      9.21%        --
--------------------------------------------------------------------------------
Class A after tax on distributions,
  with sale                               0.97%     0.47%      8.41%        --
--------------------------------------------------------------------------------
Class B before tax                        1.13%     0.49%      9.98%        --
--------------------------------------------------------------------------------
Class C before tax (began 5-1-98)         5.13%     0.88%        --       7.50%
--------------------------------------------------------------------------------
Russell 2000 Index*                      18.37%    11.39%      9.44%      7.10%
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index*   15.12%    12.50%     11.58%      9.05%
--------------------------------------------------------------------------------
Russell 2000 Growth Index*               13.35%     6.93%      4.88%      2.73%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund compared its performance to both the Russell 2000 Index and the Standard & Poor's Small Cap 600 Index. After this date, the Fund changed the index to which it compares its performance to a single index, the Russell 2000 Growth Index, which better represents the Fund and its strategy of investment in small cap growth stocks.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives, such as short sales, could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

-----------------------------------------------------------------------------------
Shareholder transaction expenses(1)                 Class A     Class B   Class C
-----------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%       none      none
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is
less                                                   none(2)     5.00%     1.00%
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
Annual operating expenses                           Class A     Class B   Class C
-----------------------------------------------------------------------------------
Management fee                                         0.70%       0.70%     0.70%
-----------------------------------------------------------------------------------
Distribution and service (12b-1) fees                  0.30%       1.00%     1.00%
-----------------------------------------------------------------------------------
Other expenses                                         0.42%       0.42%     0.42%
-----------------------------------------------------------------------------------
Total fund operating expenses                          1.42%       2.12%     2.12%
-----------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                     $  637   $  927    $1,238    $ 2,117
--------------------------------------------------------------------------------
Class B with redemption                     $  715   $  964    $1,339    $ 2,274
--------------------------------------------------------------------------------
Class B without redemption                  $  215   $  664    $1,139    $ 2,274
--------------------------------------------------------------------------------
Class C with redemption                     $  315   $  664    $1,139    $ 2,452
--------------------------------------------------------------------------------
Class C without redemption                  $  215   $  664    $1,139    $ 2,452
--------------------------------------------------------------------------------

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Alan E. Norton, CFA
Joined fund team in 2002

Henry E. Mehlman, CFA
Joined fund team in 2002

Managers share investment strategy and decisions

See page 31 for the management biographies.

FUND CODES

Class A   Ticker           SPVAX
          CUSIP            409905700
          Newspaper        SmCpEqA
          SEC number       811-3999
          JH fund number   37

Class B   Ticker           SPVBX
          CUSIP            409905809
          Newspaper        SmCpEqB
          SEC number       811-3999
          JH fund number   137

Class C   Ticker           SPVCX
          CUSIP            409905882
          Newspaper        SmCpEqC
          SEC number       811-3999
          JH fund number   537

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right

o     Distribution and service (12b-1) fees of 0.30%

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away

o     Distribution and service (12b-1) fees of 1.00%

o     A deferred sales charge, as described on the following page

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away

o     Distribution and service (12b-1) fees of 1.00%

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers below).

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


Additional payments to financial intermediaries

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o     directly, by the payment of sales commissions, if any and

o     indirectly, as a result of the fund paying Rule 12b-1 fees

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                                                   As a % of    As a % of your
Your investment                               offering price*       investment
--------------------------------------------------------------------------------
Up to $49,999                                           5.00%             5.26%
--------------------------------------------------------------------------------
$50,000 - $99,999                                       4.50%             4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999                                     3.50%             3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999                                     2.50%             2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999                                     2.00%             2.04%
--------------------------------------------------------------------------------
$1,000,000 and over                                See below
--------------------------------------------------------------------------------

* Offering price is the net asset value per share plus any initial sales charge.

18 YOUR ACCOUNT

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R1 shares of John Hancock open-end mutual funds (John Hancock Funds). To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's SAI. You may request a SAI from your broker or financial representative, access the funds' Web site at www.jhfunds.com, or call John Hancock Signature Services, Inc. (Signature Services), the funds' transfer agent at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million + investments
--------------------------------------------------------------------------------

                                                                CDSC on shares
Your investment                                                     being sold
--------------------------------------------------------------------------------
First $1M - $4,999,999                                                    1.00%
--------------------------------------------------------------------------------
Next $1 - $5M above that                                                  0.50%
--------------------------------------------------------------------------------
Next $1 or more above that                                                0.25%
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

                                                                CDSC on shares
Years after purchase                                                being sold
--------------------------------------------------------------------------------
1st year                                                                  5.00%
--------------------------------------------------------------------------------
2nd year                                                                  4.00%
--------------------------------------------------------------------------------
3rd or 4th year                                                           3.00%
--------------------------------------------------------------------------------
5th year                                                                  2.00%
--------------------------------------------------------------------------------
6th year                                                                  1.00%
--------------------------------------------------------------------------------
After 6th year                                                            none
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

Years after purchase                                                      CDSC
--------------------------------------------------------------------------------
1st year                                                                  1.00%
--------------------------------------------------------------------------------
After 1st year                                                            none
--------------------------------------------------------------------------------

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulation and combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

                                                                 YOUR ACCOUNT 19

o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section OPENING AN ACCOUNT), and individual investors may close their accounts at any time.


To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:


o     to make payments through certain systematic withdrawal plans

o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

o     redemptions pursuant to a fund's right to liquidate an account less than
      $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is noti-fied before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA


o individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP, on SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted


o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 plans that have a signed agreement with John Hancock Funds, LLC (one-year CDSC may apply)


o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs.


Class A shares of Small Cap Fund may be offered without front-end sales charges or CDSCs to any shareholder account of the Independence Small Cap Portfolio as of December 3, 2004 (including shareholder accounts held in a broker's name or other omnibus account).

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details);

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     All John Hancock funds

            o     non-retirement account: $1,000

            o     retirement account: $500

            o     group investments: $250

            o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

            o there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

20 YOUR ACCOUNT

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

      Important information about opening a new account

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

      For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

      For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Opening an account                                            Adding to an account
-----------------------------------------------------------------------------------------------------------------------------------
By check
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Make out a check for the investment amount, payable     o     Make out a check for the investment amount, payable
                 to "John Hancock Signature Services, Inc."                    to "John Hancock Signature Services, Inc."

           o     Deliver the check and your completed application to     o     Fill out the detachable investment slip from an
                 your financial representative, or mail them to                account statement. If no slip is available, include
                 Signature Services (address below).                           a note specifying the fund name, your share class,
                                                                               your account number and the name(s) in which the
                                                                               account is registered.

                                                                         o     Deliver the check and your investment slip or note
                                                                               to your financial representative, or mail them to
                                                                               Signature Services (address below).

-----------------------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Call your financial representative or Signature         o     Log on to www.jhfunds.com to process exchanges
                 Services to request an exchange.                              between funds.


                                                                         o     Call EASI-Line for automated service 24 hours a day
                                                                               at 1-800-338-8080.


                                                                         o     Call your financial representative or Signature
                                                                               Services to request an exchange.

-----------------------------------------------------------------------------------------------------------------------------------
By wire
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Deliver your completed application to your financial    o     Obtain wiring instructions by calling Signature
                 representative, or mail it to Signature Services.             Services.

           o     Obtain your account number by calling your financial    o     Instruct your bank to wire the amount of your
                 representative or Signature Services.                         investment.


           o     Obtain wiring instructions by calling Signature         Specify the fund name, your choice of share class, the
                 Services.                                               new account number and the name(s) in which the accounts
                                                                         is registered. Your bank may charge a fee to wire funds.

           Specify the fund name, the share class, the new account number and the name(s) in which the accounts is registered.
           Your bank may charge a fee to wire funds.

-----------------------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member
                                                                               of the Automated Clearing House (ACH) system.

                                                                         o     Complete the "Bank Information" section on your
                                                                               account application.

                                                                         o     Log on to www.jhfunds.com to initiate purchases
                                                                               using your authorized bank account.

-----------------------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member
                                                                               of the Automated Clearing House (ACH) system.

                                                                         o     Complete the "Bank Information" section on your
                                                                               account application.


                                                                         o     Call EASI-Line for automated service 24 hours a day
                                                                               at 1-800-338-8080.


                                                                         o     Call your financial representative or call
                                                                               Signature Services between 8 A.M. and 7 P.M.
                                                                               Eastern Time on most business days.

                                                                         To open or add to an account using the Monthly Automatic
                                                                         Accumulation Program, see "Additional investor services."

--------------------------------------------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

--------------------------------------------------------------------------------

22 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                         To sell some or all of your shares
-----------------------------------------------------------------------------------------------------------------------------------
By letter
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Accounts of any type.                                   o     Write a letter of instruction or complete a stock
                                                                               power indicating the fund name, your share class,
           o     Sales of any amount.                                          your account number, the name(s) in which the
                                                                               account is registered and the dollar value or
                                                                               number of shares you wish to sell.

                                                                         o     Include all signatures and any additional documents
                                                                               that may be required (see next page).

                                                                         o     Mail the materials to Signature Services.

                                                                         o     A check will be mailed to the name(s) and address
                                                                               in which the account is registered, or otherwise
                                                                               according to your letter of instruction.

-----------------------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Most accounts.                                          o     Log on to www.jhfunds.com to initiate redemptions
                                                                               from your funds.
           o     Sales of up to $100,000.

-----------------------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------------------

[LOGO]     o     Most accounts.                                          o     Call EASI-Line for automated service 24 hours a day
                                                                               at 1-800-338-8080.

           o     Sales of up to $100,000.
                                                                         o     Call your financial representative or call
                                                                               Signature Services between 8 A.M. and 7 P.M.
                                                                               Eastern Time on most business days.

-----------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Requests by letter to sell any amount.                  o     To verify that the Internet or telephone redemption
                                                                               privilege is in place on an account or to request
           o     Requests by Internet or phone to sell up to $100,000.         the form to add it to an existing account, call
                                                                               Signature Services.


                                                                         o     Funds requested by wire will generally be wired the
                                                                               next business day. A $4 fee will be deducted from
                                                                               your account. Your bank may also charge you a fee
                                                                               for this service.

                                                                         o     Funds requested by EFT are generally available by
                                                                               the second business day. Your bank may charge you a
                                                                               fee for this service.


-----------------------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Accounts of any type.                                   o     Obtain a current prospectus for the fund into which
                                                                               you are exchanging by Internet or by calling your
           o     Sales of any amount.                                          financial representative or Signature Services.

                                                                         o     Log on to www.jhfunds.com to process exchanges
                                                                               between your funds.


                                                                         o     Call EASI-Line for automated service 24 hours a day
                                                                               at 1-800-338-8080.


                                                                         o     Call your financial representative or Signature
                                                                               Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                 YOUR ACCOUNT 23

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days;

o you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

-----------------------------------------------------------------------------------------------------------------------------------
Seller                                                                   Requirements for written requests                   [LOGO]
-----------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial accounts    o     Letter of instruction.
for minors).
                                                                         o     On the letter, the signatures of all persons
                                                                               authorized to sign for the account, exactly as the
                                                                               account is registered.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

-----------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or             o     Letter of instruction.
association accounts.
                                                                         o     Corporate business/organization resolution
                                                                               certified within the past 12 months or a John
                                                                               Hancock Funds business/organization certification
                                                                               form.

                                                                         o     On the letter and the resolution, the signature of
                                                                               the person(s) authorized to sign for the account.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

-----------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                                    o     Letter of instruction.

                                                                         o     On the letter, the signature(s) of the trustee(s).

                                                                         o     Copy of the trust document certified within the
                                                                               past 12 months or a John Hancock Funds trust
                                                                               certification form.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

-----------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with a deceased   o     Letter of instruction signed by surviving tenant.
co-tenant(s).
                                                                         o     Copy of death certificate.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

                                                                         o     Inheritance tax waiver (if applicable).

-----------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                        o     Letter of instruction signed by executor.

                                                                         o     Copy of order appointing executor, certified within
                                                                               the past 12 months.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

                                                                         o     Inheritance tax waiver (if applicable).

-----------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or account     o     Call 1-800-225-5291 for instructions.
types not listed above.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

--------------------------------------------------------------------------------

24 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices, quotations and some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account-holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 25

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply

26 YOUR ACCOUNT
name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance;

o     after any changes of name or address of the registered owner(s);

o     in all other circumstances, every quarter.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

                                                                 YOUR ACCOUNT 27

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.


o If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc" in an amount satisfying the applicable minimum initial investment requirements specified in OPENING AN ACCOUNT. Deliver your check and application to your financial representative or Signature Services.


Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

28 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Focused Equity, Growth Trends, Mid Cap Equity, Mid Cap Growth, Multi Cap Growth and Small Cap Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Focused Equity, Mid Cap Equity, Mid Cap Growth, Small Cap and Small Cap Equity Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.


Small Cap Fund relies on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The fund, therefore, is able to change subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


                                                                      ------------

                                                                      Shareholders -----------------------
                                                                                                          |
                                                                      ------------                        |
                                                                            |                             |
                                                                            |                             |
                   ---                                 -------------------------------------------        |
                   |                                                                                      |
                   |                                          Financial services firms and                |
                   |                                             their representatives                    |
                   |                                                                                      |
                   |                              ---- Advise current and prospective shareholders -------|
                   |                              |         on their fund investments, often              |
                   |     Distribution and         |           in the context of an overall                |
                   |   shareholder services       |                  financial plan.                      |
                   |                              |                                                       |
                   |                              |    -------------------------------------------        |
                   |                              |                                                       |
                   ---   -------------------------------------------      ------------------------------------------------------
                   |
                   |                Principal distributor                                  Transfer agent
                   |
                   |               John Hancock Funds, LLC                     John Hancock Signature Services, Inc.
                   |
                   |      Markets the funds and distributes shares        Handles shareholder services, including record-keeping
                   |     through selling brokers, financial planners          and statements, distribution of dividends and
                   |        and other financial representatives.                  processing of buy and sell requests.
                   |
                   ---   --------------------------------------------     ------------------------------------------------------
                                                |                                                         |
                                                |                                                         |
                                                -----------------------------------------------------------
                                                                       |
                                                                       |
  -------------------------------     -------------------------------  |  -------------------------------------               ---
                                                                       |                                                        |
            Subadvisers                     Investment adviser         |               Custodian                                |
                                                                       |                                                        |
    Independence Investments LLC        John Hancock Advisers, LLC     |          The Bank of New York                          |
          53 State Street                   601 Congress Street        |             One Wall Street                            |
          Boston, MA 02109                 Boston, MA 02210-2805       |           New York, NY 10286                Asset      |
                                                                       |                                           management   |

       MFC Global Investment          Manages the funds' business and  |  Holds the funds' assets, settles all                  |
       Management (U.S.), LLC     --      investment activities.       |  portfolio trades and collects most of                 |
       101 Huntington Avenue                                           |     the valuation data required for                    |
          Boston, MA 02199                                             |      calculating each fund's NAV.                      |

                                                                       |                                                        |
  Provide portfolio management to     -------------------------------  |  -------------------------------------                 |
           certain funds.                            |                 |                     |                                  |
                                                     |                 |                     |                                  |
  -------------------------------                    |---------------------------------------|                                ---
                                                                       |
                                                                       |
                                                          ------------------------------

                                                                     Trustees

                                                          Oversee the funds' activities.

                                                          ------------------------------

                                                                 FUND DETAILS 29

Management fees The management fees paid to the investment adviser by these John Hancock equity funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                            % of net assets
--------------------------------------------------------------------------------
Focused Equity                                                        0.11*
--------------------------------------------------------------------------------
Growth Trends                                                         0.75*
--------------------------------------------------------------------------------
Mid Cap Equity                                                        0.00*
--------------------------------------------------------------------------------
Mid Cap Growth                                                        0.80
--------------------------------------------------------------------------------
Multi Cap Growth                                                      0.18*
--------------------------------------------------------------------------------
Small Cap                                                             0.90
--------------------------------------------------------------------------------
Small Cap Equity                                                      0.70
--------------------------------------------------------------------------------


*     After expense reimbursement.

A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual or semiannual report to shareholders, as follows:


Annual reports dated October 31, 2006 Focused Equity Fund, Growth Trends Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Multi Cap Growth Fund, Small Cap Fund and Small Equity Cap Fund

Subadvisers

Independence Investments LLC ("Independence"), subadvises Core Equity Fund and Small Cap Fund. Founded in 1982, Independence is subsidiary of Convergent Capital Management LLC, a wholly owned subsidiary of City National Corporation and managed approximately $8 billion in assets as of December 31, 2006.

MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)"), 101 Huntington Avenue, Boston, MA 02199, subadvises Focused Equity, Growth Trends, Mid Cap Equity, Mid Cap Growth, Multi Cap Growth and Small Cap Equity Funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, had total assets under management of approximately $26 billion.


30 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock equity funds, including a brief summary of their business careers over the past five years. The SAI for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.


Charles S. Glovsky
-----------------------------------------------
Senior vice president, Independence
   Investments LLC
Joined subadviser in 2000
Began business career in 1979

Roger C. Hamilton, CFA
-----------------------------------------------
Vice president, MFC Global Investment
   Management (U.S.), LLC
Joined subadviser in 2005
Vice president and portfolio manager, John
   Hancock Advisers, LLC (2003-2005)
Analyst, John Hancock Advisers, LLC
   (1994-2003)
Began business career in 1980

Robert C. Junkin, CFA
-----------------------------------------------
Vice president, MFC Global Investment
   Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC
   (2003-2005)
Vice president, Pioneer Investments, Inc.
   (1997-2002)
Began business career in 1988

Henry E. Mehlman, CFA
-----------------------------------------------
Vice president, MFC Global Investment
   Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC
   (2002-2005)
Senior portfolio manager, The Colony Group
   (2001-2002)
Began business career in 1972

Alan E. Norton, CFA
-----------------------------------------------
Senior vice president, MFC Global Investment
   Management (U.S.), LLC
Joined subadviser in 2005
Senior vice president, John Hancock Advisers,
   LLC (2002-2005)
Senior portfolio manager, The Colony Group
   (2001-2002)
Began business career in 1987

Thomas P. Norton, CFA
-----------------------------------------------
Vice president, MFC Global Investment
   Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC
   (2002-2005)
Investment manager, Baring Asset
   Management (1997-2002)
Began business career in 1986

James K. Schmidt, CFA
-----------------------------------------------
Executive vice president, MFC Global Investment
   Management (U.S.), LLC
Joined subadviser in 2005
Executive vice president, John Hancock
   Advisers, LLC (1992-2005)
Began business career in 1979

Lisa A. Welch
-----------------------------------------------
Vice president, MFC Global Investment
   Management (U.S.), LLC
Joined subadviser in 2005
Vice president and portfolio manager,
   John Hancock Advisers, LLC (2002-2005)
Analyst, John Hancock Advisers, LLC
   (1996-2002)
Began business career in 1986


                                                                 FUND DETAILS 31

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Focused Equity Fund
Figures for the year ended 10-31-06 audited by PricewaterhouseCoopers LLP.


CLASS A SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  7.17        $ 4.66        $ 6.34        $ 6.53        $ 7.81
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.06)        (0.05)        (0.05)        (0.06)        (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (2.45)         1.73          0.24          1.34          0.81
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (2.51)         1.68          0.19          1.28          0.74
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  4.66        $ 6.34        $ 6.53        $ 7.81        $ 8.55
-------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                           (35.01)        36.05          3.00         19.60          9.48
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     6        $    6        $    6        $    7        $    8
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   1.50          1.50          1.50          1.50          1.50
-------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)              2.13          2.68          2.39          2.47          2.24
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (0.89)        (0.97)        (0.80)        (0.87)        (0.80)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             144            46            50            62            69
-------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  7.12        $ 4.59        $ 6.21        $ 6.35        $ 7.55
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.10)        (0.08)        (0.09)        (0.11)        (0.12)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (2.43)         1.70          0.23          1.31          0.77
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (2.53)         1.62          0.14          1.20          0.65
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  4.59        $ 6.21        $ 6.35        $ 7.55        $ 8.20
-------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                           (35.53)        35.29          2.25         18.90          8.61
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     5        $    6        $    5        $    6        $    5
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.18          2.17          2.20          2.20          2.20
-------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)              2.81          3.35          3.09          3.17          2.94
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.57)        (1.64)        (1.50)        (1.57)        (1.49)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             144            46            50            62            69
-------------------------------------------------------------------------------------------------------------------------------


32 FUND DETAILS


CLASS C SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  7.12        $ 4.59        $ 6.21        $ 6.35        $ 7.54
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.10)        (0.09)        (0.09)        (0.11)        (0.12)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (2.43)         1.71          0.23          1.30          0.78
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (2.53)         1.62          0.14          1.19          0.66
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  4.59        $ 6.21        $ 6.35        $ 7.54        $ 8.20
-------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                           (35.53)        35.29          2.25         18.74          8.75
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     2        $    2        $    2        $    2        $    2
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.20          2.20          2.20          2.20          2.20
-------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)              2.83          3.38          3.09          3.17          2.94
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.59)        (1.67)        (1.49)        (1.57)        (1.49)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             144            46            50            62            69
-------------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.


                                                                 FUND DETAILS 33

Growth Trends Fund

Figures audited by PricewaterhouseCoopers LLP.



CLASS A SHARES  PERIOD ENDED                                 10-31-02       10-31-03      10-31-04      10-31-05      10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 5.87         $ 4.49        $ 5.51        $ 5.67        $ 6.27
--------------------------------------------------------------------------------------------------------------------------------
Net Investment loss(1)                                          (0.05)         (0.03)        (0.04)           -- (2,6)   (0.03)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (1.33)          1.05          0.20          0.60          0.67
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (1.38)          1.02          0.16          0.60          0.64
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 4.49         $ 5.51        $ 5.67        $ 6.27        $ 6.91
--------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                          (23.51)         22.72          2.90         10.58         10.21
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   65         $   69        $   58        $   46        $   40
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                      1.65           1.65          1.65          1.65          1.65
--------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(5) (%)          1.88           2.02          1.86          1.95          2.00
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets (%)                                                 (0.91)         (0.64)        (0.62)         0.01         (0.48)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             68             76            40            27            70
--------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES  PERIOD ENDED                                 10-31-02       10-31-03      10-31-04      10-31-05      10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 5.83         $ 4.42        $ 5.40        $ 5.51        $ 6.06
--------------------------------------------------------------------------------------------------------------------------------
Net Investment loss(1)                                          (0.09)         (0.06)        (0.07)        (0.04)(6)     (0.07)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (1.32)          1.04          0.18          0.59          0.63
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (1.41)          0.98          0.11          0.55          0.56
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 4.42         $ 5.40        $ 5.51        $ 6.06        $ 6.62
--------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                          (24.19)         22.17          2.04          9.98          9.24
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $  102         $  104        $   85        $   66        $   53
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                      2.35           2.35          2.35          2.35          2.35
--------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(5) (%)          2.58           2.72          2.56          2.65          2.70
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)          (1.61)         (1.34)        (1.32)        (0.67)        (1.18)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             68             76            40            27            70
--------------------------------------------------------------------------------------------------------------------------------



CLASS C SHARES  PERIOD ENDED                                 10-31-02       10-31-03      10-31-04      10-31-05      10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 5.83         $ 4.42        $ 5.40        $ 5.51        $ 6.06
--------------------------------------------------------------------------------------------------------------------------------
Net Investment loss(1)                                          (0.09)         (0.06)        (0.07)        (0.04)(6)     (0.07)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (1.32)          1.04          0.18          0.59          0.63
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (1.41)          0.98          0.11          0.55          0.56
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 4.42         $ 5.40        $ 5.51        $ 6.06        $ 6.62
--------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                          (24.19)         22.17          2.04          9.98          9.24
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   42         $   41        $   31        $   23        $   19
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                      2.35           2.35          2.35          2.35          2.35
--------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(5) (%)          2.58           2.72          2.56          2.65          2.70
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)          (1.61)         (1.34)        (1.32)        (0.66)        (1.17)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             68             76            40            27            70
--------------------------------------------------------------------------------------------------------------------------------

(1)   Based on the average of the shares outstanding.

(2)   Less than $0.01 per share.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

(6) Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.04 per share and 0.62% of the ratio of net investment loss to average net assets.


34 FUND DETAILS

Mid Cap Equity Fund

Figures for the year ended 10-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES  PERIOD ENDED                                                10-31-03(1,2)  10-31-04(2)    10-31-05(2) 10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $10.00         $11.35         $11.61      $13.38
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                                         (0.01)         (0.06)         (0.08)      (0.08)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                 1.36           0.50           2.38        1.38
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.35           0.44           2.30        1.30
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                            --          (0.18)         (0.53)      (1.74)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $11.35         $11.61         $13.38      $12.94
--------------------------------------------------------------------------------------------------------------------------------
Total return(4,5) (%)                                                          13.50(6)        3.92          20.31       10.31
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $    2         $    2         $    2      $    3
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                     1.20(7)        1.20           1.20        1.38
--------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(8) (%)                         6.20(7)        2.42           2.97        4.25
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                         (0.57)(7)      (0.56)         (0.65)      (0.66)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                            48             46             63          47
--------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES  PERIOD ENDED                                                10-31-03(1,2)  10-31-04(2)    10-31-05(2) 10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $10.00         $11.33         $11.54      $13.23
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                                         (0.03)         (0.12)         (0.14)      (0.17)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                 1.36           0.51           2.36        1.38
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.33           0.39           2.22        1.21
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                            --          (0.18)         (0.53)      (1.74)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $11.33         $11.54         $13.23      $12.70
--------------------------------------------------------------------------------------------------------------------------------
Total return(4,5) (%)                                                          13.30(6)        3.49          19.72        9.67
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           --(9)          --(9)          --(9)   $    1
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                     1.90(7)        1.65           1.65        2.05
--------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(8) (%)                         6.90(7)        2.87           3.42        4.92
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                         (1.27)(7)      (1.01)         (1.10)      (1.35)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                            48             46             63          47
--------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 35


CLASS C SHARES  PERIOD ENDED                                                10-31-03(1,2)  10-31-04(2)    10-31-05(2) 10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $10.00         $11.33         $11.54      $13.23
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                                         (0.03)         (0.12)         (0.14)      (0.16)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                 1.36           0.51           2.36        1.38
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                1.33           0.39           2.22        1.22
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                            --          (0.18)         (0.53)      (1.74)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $11.33         $11.54         $13.23      $12.71
--------------------------------------------------------------------------------------------------------------------------------
Total return(4,5) (%)                                                          13.30(6)        3.49          19.72        9.76
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           --(9)          --(9)          --(9)       --(9)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                     1.90(7)        1.65           1.65        1.98
--------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(8) (%)                         6.90(7)        2.87           3.42        4.85
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                         (1.27)(7)      (1.01)         (1.10)      (1.28)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                            48             46             63          47
--------------------------------------------------------------------------------------------------------------------------------

(1)   Class A, Class B and Class C shares began operations on 8-4-03.

(2)   Audited by previous auditor.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6)   Not annualized.

(7)   Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

(9)   Less than $500,000.


36 FUND DETAILS

Mid Cap Growth Fund

Figures for the years ended 10-31-03, 10-31-04, 10-31-05 and 10-31-06 were audited by PricewaterhouseCoopers LLP.



CLASS A SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03      10-31-04      10-31-05      10-31-06
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  7.66        $ 6.47        $ 8.43        $ 8.33        $ 9.64
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.11)        (0.11)        (0.12)        (0.12)        (0.09)(7)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (1.08)         2.07          0.02          1.43          1.03
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.19)         1.96         (0.10)         1.31          0.94
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  6.47        $ 8.43        $ 8.33        $ 9.64        $10.58
-----------------------------------------------------------------------------------------------------------------------------------
Total return(2,3) (%)                                           (15.54)        30.29         (1.19)(4)     15.73(4)       9.75(4)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $    85        $  107        $   98        $  101        $  100
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                       1.89          1.98          1.75          1.74          1.55
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets (%)              1.89          1.98          1.79(5)       1.79(5)       1.64(5)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.52)        (1.62)        (1.44)        (1.35)        (0.89)(7)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             267(6)        183            75            71            63
-----------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03      10-31-04      10-31-05      10-31-06
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  7.13        $ 5.98        $ 7.74        $ 7.59        $ 8.73
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.16)        (0.15)        (0.17)        (0.17)        (0.15)(7)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (0.99)         1.91          0.02          1.31          0.93
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.15)         1.76         (0.15)         1.14          0.78
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  5.98        $ 7.74        $ 7.59        $ 8.73        $ 9.51
-----------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             (16.13)        29.43         (1.94)(4)     15.02(4)       8.93(4)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $    46        $   48        $   34        $   26        $   22
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                       2.56          2.67          2.45          2.44          2.25
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets (%)              2.56          2.67          2.49(5)       2.49(5)       2.34(5)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (2.20)        (2.31)        (2.14)        (2.03)        (1.59)(7)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             267(6)        183            75            71            63
-----------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 37


CLASS C SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03      10-31-04      10-31-05      10-31-06
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  7.13        $ 5.99        $ 7.74        $ 7.59        $ 8.73
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.16)        (0.15)        (0.17)        (0.17)        (0.15)(7)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (0.98)         1.90          0.02          1.31          0.94
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.14)         1.75         (0.15)         1.14          0.79
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  5.99        $ 7.74        $ 7.59        $ 8.73        $ 9.52
-----------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             (15.99)        29.22         (1.94)(4)     15.02(4)       9.05(4)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     2        $    3        $    3        $    3        $    3
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                       2.58          2.68          2.45          2.44          2.25
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets (%)              2.58          2.68          2.49(5)       2.49(5)       2.34(5)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (2.21)        (2.32)        (2.14)        (2.05)        (1.59)(7)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             267(6)        183            75            71            63
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

(6)   Excludes merger activity.

(7) Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:

                                                                     Percentage
                                                Per share          of net assets
      --------------------------------------------------------------------------
      Class A                                     $0.03                0.25%
      Class B                                      0.02                0.25
      Class C                                      0.02                0.25
      --------------------------------------------------------------------------


38 FUND DETAILS

Multi Cap Growth Fund

Figures for the year ended 10-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.78        $ 5.71        $ 7.33        $ 7.92        $ 8.56
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.06)        (0.03)        (0.05)        (0.03)        (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (0.91)         1.65          0.64          0.67          1.68
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (0.97)         1.62          0.59          0.64          1.62
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       (0.10)           --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  5.71        $ 7.33        $ 7.92        $ 8.56        $10.18
--------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                           (14.24)        28.37          8.05          8.08         18.93
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     2        $    3        $    5        $    6        $    7
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   1.40          1.40          1.40          1.40          1.40
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)              4.05          3.29          2.51          2.40          1.97
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (0.96)        (0.55)        (0.71)        (0.40)        (0.60)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             103            66            64            56            24
--------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.74        $ 5.68        $ 7.24        $ 7.77        $ 8.34
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.11)        (0.08)        (0.10)        (0.09)        (0.12)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (0.89)         1.64          0.63          0.66          1.63
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.00)         1.56          0.53          0.57          1.51
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       (0.06)           --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  5.68        $ 7.24        $ 7.77        $ 8.34          9.85
--------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                           (14.80)        27.46          7.32          7.34         18.11
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     1        $    3        $    3        $    3        $    4
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.10          2.10          2.06          2.10          2.07
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)              4.75          3.99          3.17          3.10          2.64
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.66)        (1.27)        (1.37)        (1.04)        (1.26)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             103            66            64            56            24
--------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 39


CLASS C SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03(1)   10-31-04(1)   10-31-05(1)   10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.74        $ 5.68        $ 7.24        $ 7.77        $ 8.34
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.11)        (0.08)        (0.11)        (0.08)        (0.12)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (0.89)         1.64          0.64          0.65          1.62
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.00)         1.56          0.53          0.57          1.50
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       (0.06)           --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  5.68        $ 7.24        $ 7.77        $ 8.34        $ 9.84
--------------------------------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                           (14.79)        27.46          7.32          7.34         17.99
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $     1        $    1        $    2        $    1        $    2
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.09          2.10          2.10          2.10          2.10
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(5) (%)              4.74          3.99          3.21          3.10          2.67
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.65)        (1.26)        (1.39)        (0.99)        (1.30)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             103            66            64            56            24
--------------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.


40 FUND DETAILS

Small Cap Fund

Figures were audited by PricewaterhouseCoopers LLP.



CLASS A SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03      10-31-04      10-31-05(2)   10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 12.99        $ 8.22        $10.06        $11.44        $11.56
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                           (0.16)        (0.05)        (0.09)        (0.11)        (0.12)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                   0.36(4)       2.22          1.61          1.61          1.24
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  0.20          2.17          1.52          1.50          1.12
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                           (4.97)        (0.33)        (0.14)        (1.38)        (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  8.22        $10.06        $11.44        $11.56        $12.63
--------------------------------------------------------------------------------------------------------------------------------
Total return(5,6) (%)                                            (3.59)        27.41         15.25         13.44          9.71
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $    11        $   16        $   28        $  105        $  162
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.28          1.18          1.23          1.57          1.59
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)              2.69          2.60          2.23          1.65          1.60
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.92)        (0.57)        (0.80)        (.099)        (0.98)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              92            79           129           145            74
--------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES  PERIOD ENDED                                                                            10-31-05(2,8) 10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $11.21       $ 11.49
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                                                                     (0.17)        (0.20)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                             0.45          1.23
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                            0.28          1.03
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                                                        --         (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $11.49       $ 12.47
--------------------------------------------------------------------------------------------------------------------------------
Total return(5,6) (%)                                                                                       2.50(9)       8.99
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                   $    9       $    11
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                                                             2.27(10)      2.29
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)                                                        2.35(10)      2.30
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                                                     (1.67)(10)    (1.67)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                       145            74
--------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 41


CLASS C SHARES  PERIOD ENDED                                                                            10-31-05(2,8) 10-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $11.21        $11.49
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                                                                     (0.17)        (0.20)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                             0.45          1.23
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                            0.28          1.03
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                                                        --         (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $11.49        $12.47
--------------------------------------------------------------------------------------------------------------------------------
Total return(5,6) (%)                                                                                       2.50(9)       8.99
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                   $   31        $   44
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                                                             2.27(10)      2.29
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)                                                        2.35(10)      2.30
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                                                     (1.67)(10)    (1.68)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                       145            74
--------------------------------------------------------------------------------------------------------------------------------

(1) On 6-24-02, the Advisors' Inner Circle Fund Independence Small Cap Portfolio acquired the assets and liabilities of the UAM Independence Small Cap Portfolio, a series of the UAM Funds, Inc. The operations of the Advisers' Inner Circle Fund Independence Small Cap Portfolio prior to the acquisition were those of the predecessor fund, the UAM Independence Small Cap Portfolio.

(2) Effective 12-3-04, shareholders of the former Independence Small Cap Portfolio became owners of an equal number of full and fractional Class A shares of the John Hancock Small Cap Fund. Additionally, the accounting and performance history of the Independence Small Cap Portfolio was redesignated as that of Class A shares of John Hancock Small Cap Fund.

(3)   Based on the average of the shares outstanding.

(4) The per share amount does not accord with the aggregate net losses on investments because of the sales and repurchase of the Fund's shares in relation to fluctuating market value of the investments in the Fund.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(7) Does not take into consideration expense reductions during the periods shown.

(8)   Class B and Class C shares began operations on 12-6-04.

(9)   Not annualized.

(10)  Annualized.


42 FUND DETAILS

Small Cap Equity Fund

Figures for the years ended 10-31-03, 10-31-04, 10-31-05 and 10-31-06 were audited by PricewaterhouseCoopers LLP.



CLASS A SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03      10-31-04      10-31-05      10-31-06
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 16.59        $11.43        $15.61        $17.38        $20.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.16)        (0.12)        (0.13)        (0.20)        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (4.83)         4.30          1.90          2.82          2.21
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (4.99)         4.18          1.77          2.62          2.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                           (0.17)           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 11.43        $15.61        $17.38        $20.00        $22.00
---------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             (30.44)        36.57         11.34(4)      15.07(4)      10.00(4)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   201        $  220        $  213        $  214        $  620
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   1.58          1.83          1.48          1.42          1.40
---------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 1.58          1.83          1.51(5)       1.47(5)       1.42(5)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.00)        (0.91)        (0.79)        (1.05)        (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              44            52            54            38            30
---------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03      10-31-04      10-31-05      10-31-06
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 16.02       $ 10.96        $14.85        $16.43        $18.77
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.26)        (0.19)        (0.24)        (0.31)        (0.34)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (4.63)         4.08          1.82          2.65          2.07
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (4.89)         3.89          1.58          2.34          1.73
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                           (0.17)          --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.96       $ 14.85        $16.43        $18.77        $20.50
---------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             (30.90)        35.49         10.64(4)      14.24(4)       9.22(4)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $   175       $   191        $  168        $  140        $  189
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.28          2.53          2.18          2.12          2.10
---------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 2.28          2.53          2.21(5)       2.17(5)       2.12(5)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.70)        (1.61)        (1.48)        (1.75)        (1.71)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              44            52            54            38            30
---------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 43


CLASS C SHARES  PERIOD ENDED                                  10-31-02(1)   10-31-03      10-31-04      10-31-05      10-31-06
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 16.02        $10.96        $14.86        $16.43        $18.97
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                           (0.26)        (0.20)        (0.24)        (0.31)        (0.35)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (4.63)         4.10          1.81          2.65          2.08
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (4.89)         3.90          1.57          2.34          1.73
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                           (0.17)           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.96        $14.86        $16.43        $18.77        $20.50
---------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             (30.90)        35.58         10.57(4)      14.24(4)       9.22(4)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $    63        $   74        $   59        $   48        $   54
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                   2.28          2.52          2.17          2.12          2.10
---------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)                 2.28          2.52          2.20(5)       2.17(5)       2.12(5)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)           (1.70)        (1.61)        (1.47)        (1.75)        (1.71)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              44            52            54            38            30
---------------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.


44 FUND DETAILS

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291
By EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC   EQT2PN 3/07


--------------------------------------------------------------------------------


[JOHN HANCOCK(R) LOGO]
 the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

---------------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
---------------------------------------

[JOHN HANCOCK(R) LOGO]
----------------------
     MUTUAL FUNDS

                                                John Hancock International Funds

--------------------------------------------------------------------------------

                                         CLASS A, CLASS B AND CLASS C SHARES

                                            Greater China Opportunities Fund

                                                          International Fund

--------------------------------------------------------------------------------


Prospectus
3.1.2007


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

      JOHN HANCOCK INTERNATIONAL FUNDS
      --------------------------------------------------------------------------
      Greater China Opportunities Fund                                         4
      International Fund                                                       6


      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Choosing a share class                                                   8
      How sales charges are calculated                                         9
      Sales charge reductions and waivers                                      9
      Opening an account                                                      10
      Buying shares                                                           12
      Selling shares                                                          13
      Transaction policies                                                    15
      Dividends and account policies                                          17
      Additional investor services                                            18

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      19
      Management biographies                                                  21
      Financial highlights                                                    22


      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock International Funds

These funds seek long-term growth by investing primarily in common stocks of foreign companies. Each fund has its own strategy and risk profile.

Who may want to invest

These funds may be appropriate for investors who:

o     are seeking to diversify a portfolio of domestic investments

o are seeking access to markets that can be less accessible to individual investors

o     are seeking funds for the growth portion of an asset allocation portfolio

o     are investing for goals that are many years in the future

International funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment whose value may vary substantially

o     want to limit your exposure to foreign securities

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock international funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006, managed approximately $40 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO]

Past performance

The fund's total return, measured year-by-year and over time.

[LOGO]

Main risks

The major risk factors associated with the fund.

[LOGO]

Your  expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Greater China Opportunities Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies located in China, Hong Kong or Taiwan ("Greater China"). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.


In managing the portfolio, the manager combines top-down sector allocation with bottom-up stock selection. The manager continually assesses the macro environment to determine the attractiveness of different business segments. She then uses fundamental financial analysis to identify leading companies of any size that she believes offer growth potential at a reasonable price.

The manager performs periodic quantitative analysis to monitor changes in valuation. Decisions to buy or sell a security may be based on factors including price-to-earnings ratio, price-to-book ratio, return on equity, price-to-earnings to growth ratio and cash flow, as well as changes to management structure and/or the macro environment.


The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '06, 25.57%
Worst quarter: Q2 '06, 3.26%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

MSCI China Index, an unmanaged market capitalization weighted index of Chinese companies available to non-domestic investors.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                      2006
                                     ------
                                     70.34%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-06
--------------------------------------------------------------------------------
                                                    Life of   Life of   Life of
                                           1 year   Class A   Class B   Class C
--------------------------------------------------------------------------------
Class A before tax (Began 6/8/05)           61.82%    45.38%       --        --
--------------------------------------------------------------------------------
Class A after tax on distributions          60.26%    44.37%       --        --
--------------------------------------------------------------------------------
Class A after tax on distributions with     40.07%    38.46%       --        --
sales
--------------------------------------------------------------------------------
Class B before tax (Began 6/8/05)           64.15%       --     47.16%       --
--------------------------------------------------------------------------------
Class C before tax (Began 6/8/05)           68.15%       --        --     49.21%
--------------------------------------------------------------------------------
MSCI China Index                            82.87%    62.08%    62.08%    62.08%

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets such as China, Hong Kong and Taiwan.

The fund's management strategy has a significant influence on fund performance. Greater China stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. If certain investments or industries do not perform as expected, or if the manager's securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of companies and industries represent a large portion of the Greater China market as a whole. Consequently, the fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers.

To the extent the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                5.00%     none     none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)   5.00%    1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B  Class C
--------------------------------------------------------------------------------
Management fee                                          1.00%     1.00%    1.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                   0.30%     1.00%    1.00%
--------------------------------------------------------------------------------
Other expenses                                          0.62%     0.62%    0.62%
--------------------------------------------------------------------------------
Total fund operating expenses                           1.92%     2.62%    2.62%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until
2-28-08)                                                0.00%     0.00%    0.00%
--------------------------------------------------------------------------------
Net annual operating expenses                           1.92%     2.62%    2.62%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                     Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                       $ 685   $1,073   $1,485    $ 2,631
--------------------------------------------------------------------------------
Class B with redemption                       $ 765   $1,114   $1,590    $ 2,784
--------------------------------------------------------------------------------
Class B without redemption                    $ 265   $  814   $1,390    $ 2,784
--------------------------------------------------------------------------------
Class C with redemption                       $ 365   $  814   $1,390    $ 2,954
--------------------------------------------------------------------------------
Class C without redemption                    $ 265   $  814   $1,390    $ 2,954

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.A.), Limited


Responsible for day-to-day investment management
A subsidiary of Manulife Financial Corporation
Supervised by the adviser

PORTFOLIO MANAGER


Pauline Dan, CFA

Primarily responsible for fund management
Managed fund since it began in 2005

See page 21 for the management biographies.


FUND CODES

Class A   Ticker           JCOAX
          CUSIP            409902624
          Newspaper        --
          SEC number       811- 4630
          JH fund number   08

Class B   Ticker           JCOBX
          CUSIP            409902616
          Newspaper        --
          SEC number       811- 4630
          JH fund number   108

Class C   Ticker           JCOCX
          CUSIP            409902590
          Newspaper        --
          SEC number       811- 4630
          JH fund number   508

International Fund   On 1-19-2007, Trustees of this fund voted to recommend that shareholders of the fund approve a tax-free reorganization with the International Core Fund. Proxy statement and
                             prospectus will be mailed on or about 3-12-2007 for
                                     shareholder meeting scheduled on 4-18-2007.


[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of foreign companies of any size. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

To manage risk, the fund does not invest more than 5% of assets in any one security at the time of initial investment.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '99, 25.37%
Worst quarter: Q3 '02, -20.00%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

MSCI All Country World Ex-U.S. Index, an unmanaged index of freely traded stocks of foreign companies. Total returns for this index are not available prior to December 29, 2000, therefore periods shown prior to this date do not reflect the compounding effect of dividends.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

   1997    1998    1999     2000    2001    2002   2003     2004    2005   2006
--------------------------------------------------------------------------------
  -7.73%  17.67%  31.19%  -27.68% -29.76% -20.47% 31.29%   13.24%  22.00% 20.41%

--------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-06
--------------------------------------------------------------------------------------
                                                1 year    5 year    10 year   Life of
                                                                              Class C
--------------------------------------------------------------------------------------
Class A before tax                               14.38%    10.55%      1.79%       --
--------------------------------------------------------------------------------------
Class A after tax on distributions               11.03%     9.38%      1.16%       --
--------------------------------------------------------------------------------------
Class A after tax on distributions, with sale    10.63%     8.68%      1.29%       --
--------------------------------------------------------------------------------------
Class B before tax                               14.54%    10.60%      1.75%       --
--------------------------------------------------------------------------------------
Class C before tax (began 6-1-98)                18.54%    10.86%        --      1.38%
--------------------------------------------------------------------------------------
MSCI All Country World Ex-U.S. Index             23.85%    13.87%      6.26%     6.08%

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

----------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                         Class A   Class B   Class C
----------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%     none      none
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)   5.00%     1.00%
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Annual operating expenses                                   Class A   Class B   Class C
----------------------------------------------------------------------------------------
Management fee                                                 0.88%     0.88%     0.88%
----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                          0.30%     1.00%     1.00%
----------------------------------------------------------------------------------------
Other expenses                                                 0.63%     0.63%     0.63%
----------------------------------------------------------------------------------------
Total fund operating expenses                                  1.81%     2.51%     2.51%
----------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-08)     0.00%     0.00%     0.00%
----------------------------------------------------------------------------------------
Net annual operating expenses                                  1.81%     2.51%     2.51%
----------------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


-------------------------------------------------------------------------------------
Expenses                                        Year 1    Year 3    Year 5    Year 10
-------------------------------------------------------------------------------------
Class A                                           $675    $1,041    $1,431     $2,520
-------------------------------------------------------------------------------------
Class B with redemption                           $754    $1,082    $1,535     $2,674
-------------------------------------------------------------------------------------
Class B without redemption                        $254    $  782    $1,335     $2,674
-------------------------------------------------------------------------------------
Class C with redemption                           $354    $  782    $1,335     $2,846
-------------------------------------------------------------------------------------
Class C without redemption                        $254    $  782    $1,335     $2,846

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER

Nicholas-Applegate Capital Management

Responsible for day-to-day investment management
Founded in 1984
Supervised by the adviser

PORTFOLIO MANAGERS


Horacio A. Valeiras
Joined fund team in 2003
Primarily responsible for fund management

Vincent Willyard, CFA
Joined fund team in 2006
Provides research and portfolio management support

See page 21 for the management biographies.


FUND CODES

Class A   Ticker           FINAX
          CUSIP            409906500
          Newspaper        IntlA
          SEC number       811- 4630
          JH fund number   40

Class B   Ticker           FINBX
          CUSIP            409906609
          Newspaper        IntlB
          SEC number       811- 4630
          JH fund number   140

Class C   Ticker           JINCX
          CUSIP            409906831
          Newspaper        --
          SEC number       811- 4630
          JH fund number   540

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on the following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers below).

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


ADDITIONAL PAYMENTS TO
FINANCIAL INTERMEDIARIES

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o     directly, by the payment of sales commissions, if any; and

o     indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information ("SAI") discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                                     As a % of   As a % of your
Your investment                                 offering price*      investment
--------------------------------------------------------------------------------
Up to $49,999                                             5.00%            5.26%
--------------------------------------------------------------------------------
$50,000 - $99,999                                         4.50%            4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999                                       3.50%            3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999                                       2.50%            2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999                                       2.00%            2.04%
--------------------------------------------------------------------------------
$1,000,000 and over                                  See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's SAI. You may request a SAI from your broker or financial representative, access the funds' Web site at www.jhfunds.com, or call John Hancock Signature Services, Inc. (Signature Services), the funds' transfer agent at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million + investments
--------------------------------------------------------------------------------
                                                                 CDSC on shares
Your investment                                                      being sold
--------------------------------------------------------------------------------
First $1M - $4,999,999                                                     1.00%
--------------------------------------------------------------------------------
Next $1 - $5M above that                                                   0.50%
--------------------------------------------------------------------------------
Next $1 or more above that                                                 0.25%
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                                 CDSC on shares
Years after purchase                                                 being sold
--------------------------------------------------------------------------------
1st year                                                                   5.00%
--------------------------------------------------------------------------------
2nd year                                                                   4.00%
--------------------------------------------------------------------------------
3rd or 4th year                                                            3.00%
--------------------------------------------------------------------------------
5th year                                                                   2.00%
--------------------------------------------------------------------------------
6th year                                                                   1.00%
--------------------------------------------------------------------------------
After 6th year                                                             none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                                       CDSC
--------------------------------------------------------------------------------
1st year                                                                   1.00%
--------------------------------------------------------------------------------
After 1st year                                                             none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include Accumulation and Combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions.

                                                                  YOUR ACCOUNT 9

      However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section "OPENING AN ACCOUNT"), and individual investors may close their accounts at any time.


To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:


o     to make payments through certain systematic withdrawal plans

o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

o     redemptions pursuant to a fund's right to liquidate an account less than
      $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:


o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets held in a SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to an IRA

o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

o individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back into the original account type from which it was converted

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 plans that have a signed agreement with John Hancock Funds, LLC (one-year CDSC may apply)

o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $500

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

10 YOUR ACCOUNT

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

      Important information about opening a new account

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

      For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

              Opening an account                                                Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Make out a check for the investment amount, payable to      o     Make out a check for the investment amount,
                    "John Hancock Signature Services, Inc."                           payable to "John Hancock Signature Services,
                                                                                      Inc."
              o     Deliver the check and your completed application to your
                    financial representative, or mail them to Signature         o     Fill out the detachable investment slip from
                    Services (address below).                                         an account statement. If no slip is available,
                                                                                      include a note specifying the fund name, your
                                                                                      share class, your account number and the
                                                                                      name(s) in which the account is registered.

                                                                                o     Deliver the check and your investment slip or
                                                                                      note to your financial representative, or mail
                                                                                      them to Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Call your financial representative or Signature Services    o     Log on to www.jhfunds.com to process exchanges
                    to request an exchange.                                           between funds.


                                                                                o     Call EASI-Line for automated service 24 hours
                                                                                      a day at 1-800-338-8080.


                                                                                o     Call your financial representative or
                                                                                      Signature Services to request an exchange.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Deliver your completed application to your financial        o     Obtain wiring instructions by calling
                    representative, or mail it to Signature Services.                 Signature Services at 1-800-225-5291.

              o     Obtain your account number by calling your financial        o     Instruct your bank to wire the amount of your
                    representative or Signature Services.                             investment.

              o     Obtain wiring instructions by calling Signature Services    Specify the fund name, your choice of share class,
                    at 1-800-225-5291.                                          the new account number and the name(s) in which the
                                                                                account is registered. Your bank may charge a fee to
              Specify the fund name, your choice of share class, the new        wire funds.
              account number and the name(s) in which the account is
              registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        See "By exchange" and "By wire."                                  o     Verify that your bank or credit union is a
                                                                                      member of the Automated Clearing House (ACH)
                                                                                      system.

                                                                                o     Complete the "Bank Information" section on
                                                                                      your account application.

                                                                                o     Log on to www.jhfunds.com to initiate
                                                                                      purchases using your authorized bank account.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        See "By exchange" and "By wire."                                  o     Verify that your bank or credit union is a
                                                                                      member of the Automated Clearing House (ACH)
                                                                                      system.

                                                                                o     Complete the "Bank Information" section on
                                                                                      your account application.


                                                                                o     Call EASI-Line for automated service 24 hours
                                                                                      a day at 1-800-338-8080.


                                                                                o     Call your financial representative or call
                                                                                      Signature Services between 8 A.M. and 7 P.M.
                                                                                      Eastern Time on most business days.

                                                                                To open or add to an account using the Monthly
                                                                                Automatic Accumulation Program, see "Additional
                                                                                investor services."

--------------------------------------------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

--------------------------------------------------------------------------------

12 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                                To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Accounts of any type.                                       o     Write a letter of instruction or complete a
                                                                                      stock power indicating the fund name, your
              o     Sales of any amount.                                              share class, your account number, the name(s)
                                                                                      in which the account is registered and the
                                                                                      dollar value or number of shares you wish to
                                                                                      sell.

                                                                                o     Include all signatures and any additional
                                                                                      documents that may be required (see next
                                                                                      page).

                                                                                o     Mail the materials to Signature Services.

                                                                                o     A check will be mailed to the name(s) and
                                                                                      address in which the account is registered, or
                                                                                      otherwise according to your letter of
                                                                                      instruction.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Most accounts.                                              o     Log on to www.jhfunds.com to initiate
                                                                                      redemptions from your funds.
              o     Sales of up to $100,000.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]        o     Most accounts.                                              o     Call EASI-Line for automated service 24 hours
                                                                                      a day at 1-800-338-8080.
              o     Sales of up to $100,000.

                                                                                o     Call your financial representative or call
                                                                                      Signature Services between 8 A.M. and 7 P.M.
                                                                                      Eastern Time on most business days.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Requests by letter to sell any amount.                      o     To verify that the Internet or telephone
                                                                                      redemption privilege is in place on an
              o     Requests by Internet or phone to sell up to $100,000.             account, or to request the form to add it to
                                                                                      an existing account, call Signature Services.


                                                                                o     Funds requested by wire will generally be
                                                                                      wired the next business day. A $4 fee will be
                                                                                      deducted from your account. Your bank may also
                                                                                      charge a fee for this service.

                                                                                o     Funds requested by EFT are generally available
                                                                                      by the second business day. Your bank may
                                                                                      charge a fee for this service.


------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Accounts of any type.                                       o     Obtain a current prospectus for the fund into
                                                                                      which you are exchanging by Internet or by
              o     Sales of any amount.                                              calling your financial representative or
                                                                                      Signature Services.

                                                                                o     Log on to www.jhfunds.com to process exchanges
                                                                                      between your funds.


                                                                                o     Call EASI-Line for automated service 24 hours
                                                                                      a day at 1-800-338-8080.


                                                                                o     Call your financial representative or
                                                                                      Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                 YOUR ACCOUNT 13

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares -- this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                          Requirements for written requests                             [LOGO]
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial    o     Letter of instruction.
accounts for minors).
                                                                o     On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.

                                                                o     Medallion signature guarantee if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or    o     Letter of instruction.
association accounts.
                                                                o     Corporate business/organization resolution, certified within the past 12 months, or a John Hancock Funds
                                                                      business/organization certification form.

                                                                o     On the letter and the resolution, the signature of the
                                                                      person(s) authorized to sign for the account.

                                                                o     Medallion signature guarantee if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                           o     Letter of instruction.

                                                                o     On the letter, the signature(s) of the trustee(s).

                                                                o     Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                o     Medallion signature guarantee if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with a   o     Letter of instruction signed by surviving tenant.
deceased co-tenant(s).
                                                                o     Copy of death certificate.

                                                                o     Medallion signature guarantee if applicable (see above).

                                                                o     Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                               o     Letter of instruction signed by executor.

                                                                o     Copy of order appointing executor, certified within the past
                                                                      12 months.

                                                                o     Medallion signature guarantee if applicable (see above).

                                                                o     Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or    o     Call 1-800-225-5291 for instructions.
account types not listed above.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

--------------------------------------------------------------------------------

14 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the Statement of Additional Information (SAI).

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 15

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.


Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.


16 YOUR ACCOUNT

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. The funds declare and pay any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.


o If you are using MAAP to open an account, make out a check for first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the initial investment requirements. Deliver your check and application to your financial representative or Signature Services.


Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

18 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock international funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Greater China Opportunities Fund have the power to change the fund's policy of investing at least 80% of its assets in companies located in the Greater China region without shareholder approval. Greater China Opportunities Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Management fees The management fees paid to the investment adviser by the John Hancock international funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                       % of net assets
--------------------------------------------------------------------------------
Greater China Opportunities                                           1.00%*
--------------------------------------------------------------------------------
International                                                         0.88%*
--------------------------------------------------------------------------------

*     After expense reimbursement.

A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual report to shareholders dated October 31, 2006.


                                                                      ------------

                                                                      Shareholders -----------------------
                                                                                                          |
                                                                      ------------                        |
                                                                            |                             |
                                                                            |                             |
                   ---                                 -------------------------------------------        |
                   |                                                                                      |
                   |                                          Financial services firms and                |
                   |                                             their representatives                    |
                   |                                                                                      |
                   |                              ---- Advise current and prospective shareholders -------|
                   |                              |         on their fund investments, often              |
                   |     Distribution and         |           in the context of an overall                |
                   |   shareholder services       |                  financial plan.                      |
                   |                              |                                                       |
                   |                              |    -------------------------------------------        |
                   |                              |                                                       |
                   |                              |                                                       |
                   |     -------------------------------------------      ------------------------------------------------------
                   |
                   |                Principal distributor                                  Transfer agent
                   |
                   |               John Hancock Funds, LLC                     John Hancock Signature Services, Inc.
                   |
                   |      Markets the funds and distributes shares        Handles shareholder services, including record-keeping
                   |     through selling brokers, financial planners          and statements, distribution of dividends and
                   |        and other financial representatives.                  processing of buy and sell requests.
                   |
                   ---   --------------------------------------------     ------------------------------------------------------
                                                |                                                         |
                                                |                                                         |
                                                -----------------------------------------------------------
                                                                       |
                                                                       |
 --------------------------------     -------------------------------  |  -------------------------------------               ---
                                                                       |                                                        |
            Subadvisers                                                |               Custodian                                |
                                            Investment adviser         |                                                        |
       MFC Global Investment                                           |          The Bank of New York                          |
    Management (U.S.A.) Limited         John Hancock Advisers, LLC     |             One Wall Street                            |
       200 Bloor Street East                601 Congress Street        |           New York, NY 10286                Asset      |
     Toronto, Ontario, Canada     --       Boston, MA 02210-2805       |                                           management   |
              M4W IE5                                                  |  Holds the funds' assets, settles all                  |
                                      Manages the funds' business and  |  portfolio trades and collects most of                 |
                                          investment activities.       |     the valuation data required for                    |
        Nicholas-Applegate                                             |      calculating the fund's NAV.                       |
        Capital Management                                             |                                                        |
         600 West Broadway                                             |                                                        |
        San Diego, CA 92101                                            |                                                        |
                                      -------------------------------     -------------------------------------                 |
 Pzena Investment Management, LLC                    |                                       |                                  |
       120 West 45th Street                          |                                       |                                  |
        New York, NY 10036                           -----------------------------------------                                ---
                                                                       |
  Provide portfolio management to                                      |
          certain funds.                                  ------------------------------

 --------------------------------                                    Trustees

                                                          Oversee the funds' activities.

                                                          ------------------------------

                                                                 FUND DETAILS 19

--------------------------------------------------------------------------------
BUSINESS STRUCTURE


Subadvisers MFC Global Investment (U.S.A.) Limited ("MFC Global") subadvises Greater China Opportunities Fund. MFC Global is a corporation subject to the laws of Canada and is an indirect wholly owned subsidiary of Manulife Financial Corporation, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and MFC Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. As of December 31, 2006, MFC Global had total assets under management of approximately $10.9 billion.

Nicholas-Applegate Capital Management ("Nicholas-Applegate") subadvises International Fund. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. Nicholas-Applegate was founded in 1984 and provides investment advisory services to individual and institutional investors. As of December 31, 2006, Nicholas-Applegate had total assets under management of approximately $14.8 billion.


20 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock international funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.

Pauline Dan, CFA
--------------------------------------------------------------------------------

Senior portfolio manager, Asia Pacific Equities,
   MFC Global Investment Management
   (U.S.A.), Limited
Joined subadviser in 2004
Director and portfolio manager,
   I.G. Investment Management
   (Hong Kong) Limited (2000-2004)
Began business career in 1991



Horacio A. Valeiras
--------------------------------------------------------------------------------

Managing director and chief investment officer, Nicholas-Applegate Capital Management

Joined subadviser in 2002
Managing director, Morgan Stanley Investment
   Management (1996-2002)
Began business career in 1987


Vincent Willyard, CFA
--------------------------------------------------------------------------------

Managing director, Nicholas-Applegate Capital
   Management since 2005
Portfolio manager, Duncan Hurst Capital
   Management (2001-2005)
Began business career in 1994


                                                                 FUND DETAILS 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Greater China Opportunities Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES  PERIOD ENDED                              10-31-05(1)  10-31-06
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                      $  10.00     $  10.24
--------------------------------------------------------------------------------
Net investment income(2)                                      0.03         0.16
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments               0.21         5.43
--------------------------------------------------------------------------------
Total from investment operations                              0.24         5.59
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net investment income gain                                 --        (0.01)
--------------------------------------------------------------------------------
From net realized gain                                          --        (0.04)
--------------------------------------------------------------------------------
                                                                --        (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period                            $  10.24     $  15.78
--------------------------------------------------------------------------------
Total return(3,4) (%)                                         2.40(5)     54.74
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $     12     $     79
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.93(6)      1.89
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)          4.44(6)      1.92
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      0.68(6)      1.14
--------------------------------------------------------------------------------
Portfolio turnover (%)                                          28           57
--------------------------------------------------------------------------------

CLASS B SHARES  PERIOD ENDED                              10-31-05(1)  10-31-06
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                      $  10.00     $  10.21
--------------------------------------------------------------------------------
Net investment income(2)                                      0.02         0.09
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments               0.19         5.37
--------------------------------------------------------------------------------
Total from investment operations                              0.21         5.46
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net realized gain                                          --        (0.04)
--------------------------------------------------------------------------------
Net asset value, end of period                            $  10.21     $  15.63
--------------------------------------------------------------------------------
Total return(3,4) (%)                                         2.10(5)     53.59
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $      1     $     16
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               2.63(6)      2.59
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)          5.14(6)      2.62
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      0.43(6)      0.63
--------------------------------------------------------------------------------
Portfolio turnover (%)                                          28           57
--------------------------------------------------------------------------------


22 FUND DETAILS

Greater China Opportunities Fund continued

CLASS C SHARES  PERIOD ENDED                              10-31-05(1)  10-31-06
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                      $  10.00     $  10.21
--------------------------------------------------------------------------------
Net investment income(2)                                      0.03         0.08
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments               0.18         5.38
--------------------------------------------------------------------------------
Total from investment operations                              0.21         5.46
--------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------
From net realized gain                                          --        (0.04)
--------------------------------------------------------------------------------
Net asset value, end of period                            $  10.21     $  15.63
--------------------------------------------------------------------------------
Total return(3,4) (%)                                         2.10(5)     53.59
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $      1     $     13
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               2.62(6)      2.59
--------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(7) (%)          5.13(6)      2.62
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      0.61(6)      0.55
--------------------------------------------------------------------------------
Portfolio turnover (%)                                          28           57
--------------------------------------------------------------------------------

(1)   Beginning of operations from 6-9-05 through 10-31-05.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the period shown.

(5)   Not annualized.

(6)   Annualized.

(7) Does not take into consideration expense reductions during the period shown.


                                                                 FUND DETAILS 23

International Fund

Figures audited by PricewaterhouseCoopers LLP.


CLASS A SHARES  PERIOD ENDED                            10-31-02      10-31-03      10-31-04   10-31-05   10-31-06
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  6.18       $  5.10       $  6.21    $  6.78    $  7.94
-------------------------------------------------------------------------------------------------------------------
Net investment loss(1)                                     (0.04)        (0.04)        (0.02)     (0.02)     (0.02)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (1.04)         1.15          0.59       1.30       1.96
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (1.08)         1.11          0.57       1.28       1.94
-------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------
From net realized gain                                        --            --            --      (0.12)     (0.78)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  5.10       $  6.21       $  6.78    $  7.94    $  9.10
-------------------------------------------------------------------------------------------------------------------
Total return(2,3) (%)                                     (17.48)        21.76          9.18      19.14      26.61
-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $     6       $    62       $    64    $    73    $    92
-------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)             2.38          2.45          2.04       2.08       1.80
-------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(4) (%)        4.43          3.00          2.07       2.12       1.81
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)     (0.68)        (0.63)        (0.27)     (0.24)     (0.18)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                       228(5)        216(5)        201        176        124
-------------------------------------------------------------------------------------------------------------------

CLASS B SHARES  PERIOD ENDED                            10-31-02      10-31-03      10-31-04   10-31-05   10-31-06
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  5.86       $  4.81       $  5.81    $  6.30    $  7.31
-------------------------------------------------------------------------------------------------------------------
Net investment loss(1)                                     (0.08)        (0.07)        (0.06)     (0.07)     (0.07)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (0.97)         1.07          0.55       1.20       1.79
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (1.05)         1.00          0.49       1.13       1.72
-------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------
From net realized gain                                        --            --            --      (0.12)     (0.78)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  4.81       $  5.81       $  6.30    $  7.31    $  8.25
-------------------------------------------------------------------------------------------------------------------
Total return(2,3) (%)                                     (17.92)        20.79          8.43      18.20      25.81
-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $     5       $    30       $    26    $    24    $    24
-------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)             3.08          3.15          2.74       2.78       2.50
-------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(4) (%)        5.13          3.70          2.77       2.82       2.51
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)     (1.38)        (1.28)        (0.98)     (0.97)     (0.88)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                       228(5)        216(5)        201        176        124
-------------------------------------------------------------------------------------------------------------------

CLASS C SHARES  PERIOD ENDED                            10-31-02      10-31-03      10-31-04   10-31-05   10-31-06
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  5.87       $  4.81       $  5.81    $  6.30    $  7.32
-------------------------------------------------------------------------------------------------------------------
Net investment loss(1)                                     (0.08)        (0.06)        (0.06)     (0.07)     (0.07)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (0.98)         1.06          0.55       1.21       1.79
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (1.06)         1.00          0.49       1.14       1.72
-------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------
From net realized gain                                        --            --            --      (0.12)     (0.78)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  4.81       $  5.81       $  6.30    $  7.32    $  8.26
-------------------------------------------------------------------------------------------------------------------
Total return(2,3) (%)                                     (18.06)        20.79          8.43      18.36      25.79
-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $     1       $     3       $     4    $     4    $     5
-------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)             3.08          3.15          2.73       2.78       2.50
-------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(4) (%)        5.13          3.70          2.76       2.82       2.51
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)     (1.38)        (1.11)        (0.96)     (1.00)     (0.88)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                       228(5)        216(5)        201        176        124
-------------------------------------------------------------------------------------------------------------------

(1)  Based on the average of the shares outstanding.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5)  Excludes merger activity.


24 FUND DETAILS

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock international funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291
By EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC                                      INT2PN 3/07
--------------------------------------------------------------------------------

[JOHN HANCOCK(R) LOGO]
  the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-----------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

-----------------------------------

[JOHN HANCOCK(R) LOGO]
----------------------
     MUTUAL FUNDS

                                                       John Hancock Equity Funds

--------------------------------------------------------------------------------

                                                       INSTITUTIONAL CLASS I

                                                         Mid Cap Equity Fund

                                                         Mid Cap Growth Fund

                                                              Small Cap Fund

                                                       Small Cap Equity Fund

--------------------------------------------------------------------------------


Prospectus
3.1.2007


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------


      JOHN HANCOCK EQUITY FUNDS -- INSTITUTIONAL CLASS I
      --------------------------------------------------------------------------
      Mid Cap Equity Fund                                                      4
      Mid Cap Growth Fund                                                      6
      Small Cap Fund                                                           8
      Small Cap Equity Fund                                                   10

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Who can buy shares                                                      12
      Opening an account                                                      12
      Buying shares                                                           14
      Selling shares                                                          15
      Transaction policies                                                    17
      Dividends and account policies                                          19
      Additional investor services                                            19

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      20
      Management biographies                                                  21
      Financial highlights                                                    22


      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Equity Funds -- Institutional Class I

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006, managed approximately $40 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals

[LOGO]

Past performance

The fund's total return, measured year-by-year and over time

[LOGO]

Main risks

The major risk factors associated with the fund

[LOGO]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses

Mid Cap Equity Fund

[LOGO]

GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of medium-capitalization companies (companies in the capitalization range of the Standard & Poor's MidCap 400 Index, which was $500 million to $10.62 billion as of December 31, 2006). Equity securities include common and preferred stocks and their equivalents. The fund will primarily invest in securities of U.S. companies.


In managing the portfolio, the management team emphasizes a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that possess a combination of strong earnings growth rates and attractive valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies.

The fund may also make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows the fund's calendar year total return, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

Best quarter: Q4 '04, 9.71%
Worst quarter: Q2 '06, -7.13%

After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's MidCap 400 Index, an unmanaged index of 400 domestic stocks of medium-sized companies.


Standard & Poor's MidCap 400/Citigroup Growth Index, an unmanaged index comprised of stocks representing approximately half of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------


                                   [BAR CHART]

                              2004     2005    2006
                             -----------------------
                             12.39%   17.19%   5.88%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                        Life of
                                                              1 year    Class I
--------------------------------------------------------------------------------
Class I before tax (began 8-4-03)                               5.88%     15.28%
--------------------------------------------------------------------------------
Class I after tax on distributions                              5.30%     13.77%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale                   4.62%     12.78%
--------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index*                            10.31%     16.99%
--------------------------------------------------------------------------------
Standard & Poor's MidCap 400/Citigroup Growth Index*            5.90%     13.81%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund compared its performance to the Standard & Poor's MidCap 400 Index. After this date, the Fund changed the index to which it compares its performance to a single index, the Standard & Poor's MidCap 400/Citigroup Growth Index, which better represents the Fund and its strategy of investment in mid cap growth stocks.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market causing the fund to underperform investments that focus either on small-or on large-capitalization stocks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses(1)
--------------------------------------------------------------------------------

Management fee                                                             0.80%
--------------------------------------------------------------------------------
Other expenses                                                             3.01%
--------------------------------------------------------------------------------
Total fund operating expenses                                              3.81%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-08)                 2.86%
--------------------------------------------------------------------------------
Net annual operating expenses                                              0.95%

The hypothetical example below shows what your expenses would be (after the expense reimbursement (first year only)) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                     Year 1   Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                      $   97   $  899   $ 1,721   $ 3,862

(1) Expense information in this table has been restated to reflect current fees.


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC,
(formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Alan E. Norton, CFA
Managed fund since it began in 2003

Henry E. Mehlman, CFA
Managed fund since it began in 2003

Managers share investment strategy and decisions

See page 21 for the management biographies.

FUND CODES

Class I      Ticker           --
             CUSIP            478032717
             Newspaper        --
             SEC number       811-3390
             JH fund number   481

Mid Cap Growth Fund       On 1-19-2007, Trustees of this fund voted to recommend
                                that shareholders of the fund approve a tax-free
                        reorganization with the Growth Opportunities Fund. Proxy
                             statement and prospectus will be mailed on or about
                                  3-12-2007 for shareholder meeting scheduled on
                                                                      4-18-2007.


[LOGO]

GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $1.2 billion to $20.3 billion as of December 31, 2006).


In managing the portfolio, the manager conducts fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager typically identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may not invest more than 5% of assets in any one security.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

Best quarter: Q2 '03, 20.13%
Worst quarter: Q2 '06, -10.41%

After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------


                                   [BAR CHART]

                          2003    2004     2005    2006
                         -------------------------------
                         35.79%   5.77%   12.51%   9.13%


--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                        Life of
                                                              1 year    Class I
--------------------------------------------------------------------------------
Class I before tax (began 3-1-02)                               9.13%      7.31%
--------------------------------------------------------------------------------
Class I after tax on distributions                              9.13%      7.31%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale                   5.93%      6.33%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*                                   15.79%      6.67%
--------------------------------------------------------------------------------
Russell Midcap Growth Index*                                   10.66%      9.91%
--------------------------------------------------------------------------------

* Prior to December 29, 2006, the Fund compared its performance to the Standard & Poor's 500 Index and the Russell Midcap Growth Index. After this date, the Fund changed the index to which it compares its performance to a single index; the Russell Midcap Growth Index which is a broad based index and more accurately reflects the investment universe from which the Fund selects versus the Standard & Poor's 500 Index.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.80%
--------------------------------------------------------------------------------
Other expenses                                                             0.20%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.00%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                   Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class I                                    $  102    $  318    $  552    $ 1,225


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC,
(formerly known as Sovereign Asset Management LLC)


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGER

Thomas P. Norton, CFA
Joined fund team in 2002

See page 21 for the management biographies.

FUND CODES

Class I      Ticker           SPOIX
             CUSIP            409906740
             Newspaper        --
             SEC number       811-4630
             JH fund number   433

Small Cap Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (which, for purposes of this fund, are those companies with market capitalizations under $2 billion, or market capitalizations within the range of market capitalization of the companies in the Russell 2000 Index or the Standard & Poor's Small Cap 600 Index).

In managing the portfolio, the portfolio manager selects securities using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that they believe are likely to show improving fundamental prospects with an identifiable catalyst for change. Such catalysts may include, but are not limited to, a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

The portfolio manager attempts to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The portfolio manager additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

The fund may sell a security if, among other reasons, it reaches the target price set by the portfolio manager; the manager decides that the stock is statistically overvalued; or the portfolio manager believes earnings expectations or the fundamental outlook for the company have deteriorated.

The fund may purchase other types of securities that are not primary investment vehicles, such as U.S. dollar-denominated foreign securities and ADRs, certain exchange-traded funds ("ETFs") and certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class I, total returns

Best quarter: Q1 '06, 10.27%
Worst quarter: Q2 '06, -8.87%


After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's Small Cap 600 Index, an unmanaged index of 600 U.S. small-sized companies.

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization companies.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                  2005    2006
                                  -------------
                                  4.72%   7.81%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                       Life of
                                                              1 year   Class I
--------------------------------------------------------------------------------
Class I before tax (began 12-6-04)                              7.81%     8.12%
--------------------------------------------------------------------------------
Class I after tax on distributions                              7.81%     8.08%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale                   5.07%     6.94%
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index                          15.12%    12.02%*
--------------------------------------------------------------------------------
Russell 2000 Index                                             18.37%    11.98%
--------------------------------------------------------------------------------

*     Return as of closest month end to inception date

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies or the quantitative screening parameters do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.90%
--------------------------------------------------------------------------------
Other expenses                                                             0.18%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.08%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-08)                 0.00%
--------------------------------------------------------------------------------
Net annual operating expenses                                              1.08%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                   Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class I                                    $  110    $  343    $  595    $ 1,317


--------------------------------------------------------------------------------
SUBADVISER

Independence Investments LLC

Responsible for day-to-day investment management
A subsidiary of Convergent Capital Management LLC
Founded in 1982
Supervised by the adviser

PORTFOLIO MANAGER

Charles S. Glovsky, CFA
Managed fund since 1998

See page 21 for the management biographies.

FUND CODES

Class I      Ticker           --
             CUSIP            41014V869
             Newspaper        --
             SEC number       811-4079
             JH fund number   482

Small Cap Equity Fund

[LOGO]

GOAL AND STRATEGY


The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $68 million to $3.1 billion as of December 31, 2006). Equity securities include common and preferred stocks and their equivalents.


In managing the portfolio, the managers emphasize a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that possess a combination of strong earning growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies) and may short-sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

Best quarter: Q2 '03, 20.71%
Worst quarter: Q3 '02, -23.88%

After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

Standard & Poor's Small Cap 600 Index, an unmanaged index of 600 U.S. small-sized companies.


Russell 2000 Growth Index, an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted values.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

                                   [BAR CHART]

                     2002     2003     2004    2005    2006
                   -----------------------------------------
                   -43.96%   50.22%   13.50%   8.81%   7.49%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------
                                                                        Life of
                                                    1 year    5 year    Class I
--------------------------------------------------------------------------------
Class I before tax (began 8-15-01)                    7.49%     2.25%      2.49%
--------------------------------------------------------------------------------
Class I after tax on distributions                    7.49%     2.25%      2.46%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale         4.87%     1.92%      2.12%
--------------------------------------------------------------------------------
Russell 2000 Index*                                  18.37%    11.39%     11.07%
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index*               15.12%    12.50%     12.05%
--------------------------------------------------------------------------------
Russell 2000 Growth Index*                           13.35%     6.93%      6.96%

* Prior to December 29, 2006, the Fund compared its performance to both the Russell 2000 Index and the Standard & Poor's Small Cap 600 Index. After this date, the Fund changed the index to which it compares its performance to a single index, the Russell 2000 Growth Index, which better represents the Fund and its strategy of investment in small cap growth stocks.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives, such as short sales, could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                            0.70%
--------------------------------------------------------------------------------
Other expenses                                                            0.15%
--------------------------------------------------------------------------------
Total fund operating expenses                                             0.85%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class I                                     $   87   $  271    $  471    $ 1,049


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC,
(formerly known as Sovereign Asset
Management LLC)


Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Alan E. Norton, CFA
Joined fund team in 2002

Henry E. Mehlman, CFA
Joined fund team in 2002

Managers share investment strategy and decisions

See page 21 for the management biographies.

FUND CODES

Class I   Ticker           SPVIX
          CUSIP            409905841
          Newspaper        --
          SEC number       811-3999
          JH fund number   427

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES


Class I shares are offered without any sales charge to certain types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares -- See OPENING AN ACCOUNT:

      o     Retirement and other benefit plans

      o     Endowment funds and foundations

      o Any state, county or city, or its instrumentality, department, authority or agency

      o Accounts registered to insurance companies, trust companies and bank trust departments

      o Investment companies, both affiliated and not affiliated with the adviser

      o Investors who participate in fee-based, wrap and other investment platform programs

      o     Any entity that is considered a corporation for tax purposes

      o Fund trustees and other individuals who are affiliated with these funds or other John Hancock funds


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.


3 Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund's sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.


4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-888-972-8696.

5     Make your initial investment using the table on the next page.

      Important information about opening a new account

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

      For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.


Additional payments to financial intermediaries

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o     directly, by the payment of sales commissions, if any and

o     indirectly, as a result of the fund paying Rule 12b-1 fees

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.


12 YOUR ACCOUNT

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Opening an account                                            Adding to an account
-----------------------------------------------------------------------------------------------------------------------------------
By check
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Make out a check for the investment amount, payable     o     Make out a check for the investment amount payable
                 to "John Hancock Signature Services, Inc."                    to "John Hancock Signature Services, Inc."

           o     Deliver the check and your completed application to     o     If your account statement has a detachable
                 your financial representative, or mail them to                investment slip, please complete in its entirety. If
                 Signature Services (address below).                           no slip is available, include a note specifying the
                                                                               fund name(s), your share class, your account number
                                                                               and the name(s) in which the account is registered.

                                                                         o     Deliver the check and investment slip or note to
                                                                               your financial representative, or mail them to
                                                                               Signature Services (address below).

-----------------------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Call your financial representative or Signature         o     Call your financial representative or Signature
                 Services to request an exchange.                              Services to request an exchange.

           o     You may only exchange Class I shares for other Class    o     You may only exchange Class I shares for other Class
                 I shares or Money Market Fund Class A shares.                 I shares or Money Market Fund Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
By wire
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Deliver your completed application to your financial    o     Obtain wiring instructions by calling Signature
                 representative or mail it to Signature Services.              Services at 1-888-972-8696.

           o     Obtain your account number by calling your financial    o     Instruct your bank to wire the amount of your
                 representative or Signature Services.                         investment.

           o     Obtain wiring instructions by calling Signature         Specify the fund name, the share class, the new account
                 Services at 1-888-972-8696.                             number and the name(s) in which the account is registered.
                                                                         Your bank may charge a fee to wire funds.

           Specify the fund name, the share class, the new account number and the name(s) in which the account is registered.
           Your bank may charge a fee to wire funds.

-----------------------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member of
                                                                               the Automated Clearing House (ACH) system.

                                                                         o     Complete the "To Purchase, Exchange or Redeem Shares
                                                                               via Telephone" and "Bank Information" sections on
                                                                               your account application.

                                                                         o     Call Signature Services between 8:30 A.M. and 5:00
                                                                               P.M. Eastern Time on most business days to verify
                                                                               that these features are in place on your account.

                                                                         o     Call your financial representative or Signature
                                                                               Services with the fund name(s), your share class,
                                                                               your account number, the name(s) in which the
                                                                               account is registered and the amount of your
                                                                               investment.

------------------------------------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

------------------------------------------------------------------------

14 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                         To sell some or all of your shares
-----------------------------------------------------------------------------------------------------------------------------------
By letter
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Sales of any amount.                                    o     Write a letter of instruction indicating the fund
                                                                               name, your account number, your share class, the
                                                                               name(s) in which the account is registered and the
                                                                               dollar value or number of shares you wish to sell.

                                                                         o     Include all signatures and any additional documents
                                                                               that may be required (see next page).

                                                                         o     Mail the materials to Signature Services.

                                                                         o     A check or wire will be sent according to your
                                                                               letter of instruction.

                                                                         o     Certain requests will require a Medallion signature
                                                                               guarantee. Please refer to "Selling shares in
                                                                               writing" on the next page.

-----------------------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------------------
           Amounts up to $100,000:

[LOGO]     o     Most accounts.                                          o     Redemption proceeds of up to $100,000 may be sent by
                                                                               wire or by check. A check will be mailed to the
                                                                               exact name(s) and address on the account.

                                                                         o     To place your request with a representative at John
                                                                               Hancock Funds, call Signature Services between 8:30
                                                                               A.M. and 5:00 P .M. Eastern Time on most business
                                                                               days or your financial representative.

           Amounts up to $5 million:

           o     Available to the following types of accounts:           o     Redemption proceeds exceeding $100,000 must be wired
                 custodial accounts held by banks, trust companies or          to your designated bank account.
                 broker-dealers; endowments and foundations; corporate
                 accounts; group retirement plans; and pension           o     Redemption proceeds exceeding $100,000 and sent by
                 accounts (excluding IRAs, 403(b) plans and all John           check will require a letter of instruction with a
                 Hancock custodial retirement accounts).                       Medallion signature guarantee. Please refer to
                                                                               "Selling shares in writing" on the next page.

-----------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Requests by letter to sell any amount.                  o     To verify that the telephone redemption privilege is
                                                                               in place on an account or to request the forms to
           o     Qualified requests by phone to sell up to $5 million          add it to an existing account call Signature
                 (accounts with telephone redemption privileges).              Services.

                                                                         o     Amounts of $5 million or more will be wired on the
                                                                               next business day.

                                                                         o     Amounts up to $100,000 may be sent by EFT or by
                                                                               check. Funds from EFT transactions are generally
                                                                               available by the second business day. Your bank may
                                                                               charge a fee for this service.

-----------------------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[LOGO]     o     Sales of any amount.                                    o     Obtain a current prospectus for the fund into which
                                                                               you are exchanging by calling your financial
                                                                               representative or Signature Services.

                                                                         o     You may only exchange Class I shares for other Class
                                                                               I shares or Money Market Fund Class A shares.

                                                                         o     Call your financial representative or Signature
                                                                               Services to request an exchange.

                                                                 YOUR ACCOUNT 15

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days;

o you are selling more than $100,000 worth of shares and are requesting payment by check;

o you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts);

o you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most banks, brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

-----------------------------------------------------------------------------------------------------------------------------------
Seller                                                                   Requirements for written requests                   [LOGO]
-----------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial accounts    o     Letter of instruction.
for minors).
                                                                         o     On the letter, the signatures of all persons
                                                                               authorized to sign for the account, exactly as the
                                                                               account is registered.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

-----------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or             o     Letter of instruction.
association accounts.
                                                                         o     Corporate business/organization resolution certified
                                                                               within the past 12 months or a John Hancock Funds
                                                                               business/organization certification form.

                                                                         o     On the letter and the resolution, the signature of
                                                                               the person(s) authorized to sign for the account.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

-----------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of retirement plan, pension trust and trust           o     Letter of instruction.
accounts.
                                                                         o     On the letter, the signature(s) of the trustee(s).

                                                                         o     Copy of the trust document certified within the past
                                                                               12 months or a John Hancock Funds trust
                                                                               certification form.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

-----------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with a deceased   o     Letter of instruction signed by surviving tenant.
co-tenant(s).
                                                                         o     Copy of death certificate.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

                                                                         o     Inheritance tax waiver (if applicable).

-----------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                        o     Letter of instruction signed by executor.

                                                                         o     Copy of order appointing executor, certified within
                                                                               the past 12 months.

                                                                         o     Medallion signature guarantee if applicable (see
                                                                               above).

                                                                         o     Inheritance tax waiver (if applicable).

-----------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or account     o     Call 1-888-972-8696 for instructions.
types not listed above.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

-----------------------------------------------------------------------

16 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices, quotations and some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares.

A fund may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 17

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

18 YOUR ACCOUNT

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance;

o     after any changes of name or address of the registered owner(s);

o     in all other circumstances, at least quarterly.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. The funds declare and pay any income dividends annually. Capital gains, if any, are distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (the SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

                                                                 YOUR ACCOUNT 19

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Each fund's board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees of the Mid Cap Equity, Mid Cap Growth and Small Cap Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Mid Cap Equity, Mid Cap Growth, Small Cap and Small Cap Equity Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% policy.

The investment adviser John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805.

Management fees The management fee paid to the investment adviser by the funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                           % of net assets
--------------------------------------------------------------------------------
Mid Cap Equity                                                            0.00%*
--------------------------------------------------------------------------------
Mid Cap Growth                                                            0.80%
--------------------------------------------------------------------------------
Small Cap                                                                 0.90%
--------------------------------------------------------------------------------
Small Cap Equity                                                          0.70%
--------------------------------------------------------------------------------

*     After expense reimbursement.

A discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual or semiannual report to shareholders, as follows:


Annual report dated October 31, 2006 Mid Cap Equity Fund, Mid Cap Growth Fund, Small Cap Fund, Small Equity Cap Fund

Subadvisers

Independence Investments LLC ("Independence"), 53 State Street, Boston MA 02109, subadvises Small Cap Fund. Founded in 1982, Independence is subsidiary of Convergent Capital Management LLC, a wholly owned subsidiary of City National Corporation and managed approximately $8 billion in assets as of December 31, 2006.

MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)"), 101 Huntington Avenue, Boston, MA 02199, subadvises Mid Cap Equity, Mid Cap Growth and Small Cap Equity Funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2006, had total assets under management of approximately $26 billion.

Small Cap Fund relies on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The fund, therefore, is able to change subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


20 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock equity funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.


Charles S. Glovsky, CFA
--------------------------------------------------------------------------------
Senior vice president, Independence Investment LLC
Joined subadviser in 2000
Began business career in 1979

Henry E. Mehlman, CFA
--------------------------------------------------------------------------------
Vice president, MFC Global Investment Management (U.S.), LLC
Joined subadviser 2005
Vice president, John Hancock Advisers, LLC (2002-2005)
Senior portfolio manager, The Colony Group (2001-2002)
Began business career in 1972

Alan E. Norton, CFA
--------------------------------------------------------------------------------
Vice president, MFC Global Investment Management (U.S.), LLC
Joined subadviser 2005
Vice president, John Hancock Advisers, LLC (2002-2005)
Senior portfolio manager, The Colony Group (2001-2002)
Began business career in 1987

Thomas P. Norton, CFA
--------------------------------------------------------------------------------
Vice president, MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2005
Vice president, John Hancock Advisers, LLC (2002-2005)
Investment manager, Baring Asset Management (1997-2002)
Began business career in 1986


                                                                 FUND DETAILS 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Mid Cap Equity Fund
Figures for the year ended 10-31-06 audited by PricewaterhouseCoopers LLP.


CLASS I SHARES  PERIOD ENDED                            10-31-03(1,2)   10-31-04(1)   10-31-05(1)  10-31-06
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.00          $11.35        $11.66       $13.47
--------------------------------------------------------------------------------------------------------------
Net investment loss(3)                                     (0.01)          (0.03)        (0.04)       (0.03)
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments             1.36            0.52          2.38         1.40
--------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.35            0.49          2.34         1.37
--------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------
From net realized gain                                        --           (0.18)        (0.53)       (1.74)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $11.35          $11.66        $13.47       $13.10
--------------------------------------------------------------------------------------------------------------
Total return(4,5)(%)                                       13.50(6)         4.37         20.58        10.82
--------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       --(7)           --(7)         --(7)        --(7)
--------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)             0.90(8)         0.90          0.90         0.94
--------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(9)(%)         5.90(8)         2.12          2.67         3.81
--------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)     (0.27)(8)       (0.26)        (0.35)       (0.23)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        48              46            63           47

(1)   Audited by previous auditor.

(2)   Class I shares began operations on 8-4-03.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6)   Not annualized.

(7)   Less than $500,000.

(8)   Annualized.

(9) Does not take into consideration expense reductions during the periods shown.


22 FUND DETAILS

Mid Cap Growth Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS I SHARES  PERIOD ENDED                             10-31-02(1)      10-31-03      10-31-04     10-31-05   10-31-06
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  8.16          $  6.51       $  8.54      $  8.50    $  9.91
----------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                      (0.06)           (0.06)        (0.06)       (0.06)     (0.03)(8)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments      (1.59)            2.09          0.02         1.47       1.23
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (1.65)            2.03         (0.04)        1.41       1.20
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  6.51          $  8.54       $  8.50      $  9.91    $ 11.11
----------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                        (20.22)(4)        31.18         (0.47)       16.59      12.11
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $     3          $     3       $     3      $     3         --(7)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)              1.46(5)          1.22          1.02         1.04    $  1.00
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)      (1.00)(5)        (0.85)        (0.71)       (0.65)     (0.27)(8)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        267(6)           183            75           71         63

(1)   Class I shares began operations on 3-1-02.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Not annualized.

(5)   Annualized.

(6)   Excludes merger activity.

(7)   Less than $500,000.

(8) Net investment loss per share and ratio of net investment loss to average net assets reflect a special dividend received by the Fund which amounted to $.03 per share and 0.25% of the ratio to net investment loss to average net assets.


                                                                 FUND DETAILS 23

Small Cap Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS I SHARES  PERIOD ENDED                             10-31-05(1,2)    10-31-06
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 11.21          $ 11.60
-----------------------------------------------------------------------------------
Net investment loss(3)                                      (0.05)           (0.06)
-----------------------------------------------------------------------------------
Net realized and unrealized gain on investments              0.44             1.24
-----------------------------------------------------------------------------------
Total from investment operations                             0.39             1.18
-----------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------
From net realized gain                                         --            (0.05)
-----------------------------------------------------------------------------------
Net asset value, end of period                            $ 11.60          $ 12.73
-----------------------------------------------------------------------------------
Total return(4,5) (%)                                        3.48(5,6)       10.20
-----------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $    34          $    40
-----------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)              1.10(7)          1.08
-----------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)            1.18(7,8)        1.08
-----------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)      (0.53)(7)        (0.47)
-----------------------------------------------------------------------------------
Portfolio turnover (%)                                        145               74
-----------------------------------------------------------------------------------

(1) Effective 12-3-04, shareholders of the former Independence Small Cap Portfolio became owners of an equal number of full and fractional Class A shares of the John Hancock Small Cap Fund. Additionally, the accounting and performance history of the Independence Small Cap Portfolio was redesignated as that of Class A shares of John Hancock Small Cap Fund.

(2)   Class I shares began operations on 12-6-04.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total return would have been lower had certain expenses not been reduced during the period shown.

(6)   Not annualized.

(7)   Annualized.

(8) Does not take into consideration expense reductions during the period shown.


24 FUND DETAILS

Small Cap Equity Fund
Figures for the years ended 10-31-03, 10-31-04, 10-31-05 and 10-31-06 were audited by PricewaterhouseCoopers LLP.


CLASS I SHARES  PERIOD ENDED                              10-31-02(1)    10-31-03      10-31-04     10-31-05     10-31-06
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 16.61         $11.53        $15.86       $17.77       $20.56
--------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                       (0.09)         (0.02)        (0.03)       (0.10)       (0.10)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (4.82)          4.35          1.94         2.89         2.27
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (4.91)          4.33          1.91         2.79         2.17
--------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net realized gain                                       (0.17)            --            --           --           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.53         $15.86        $17.77       $20.56       $22.73
--------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                         (29.91)         37.55         12.04        15.70        10.55
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    14         $   17        $   21       $   25       $   23
--------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.28           1.03          0.86         0.87         0.85
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)       (0.69)         (0.12)        (0.19)       (0.50)       (0.45)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          44             52            54           38           30

(1)   Audited by previous auditor.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.


                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's Statement of Additional Information includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC                                      KEQ2PN 3/07
-------------------------------------------------------------------------------

[JOHN HANCOCK(R) LOGO]
  the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

----------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

----------------------------------

[JOHN HANCOCK(R) LOGO]
----------------------
  JOHN HANCOCK FUNDS

                                                John Hancock International Funds

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL CLASS I

                                             Greater China Opportunities Fund

                                                           International Fund

--------------------------------------------------------------------------------


Prospectus
3.1.2007


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------


      JOHN HANCOCK INTERNATIONAL FUNDS -- INSTITUTIONAL CLASS I
      --------------------------------------------------------------------------
      Greater China Opportunities Fund                                         4
      International Fund                                                       6

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Who can buy shares                                                       8
      Opening an account                                                       8
      Buying shares                                                            9
      Selling shares                                                          10
      Transaction policies                                                    12
      Dividends and account policies                                          14
      Additional investor services                                            14

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      15
      Management biographies                                                  16
      Financial highlights                                                    17

      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock International Funds -- Institutional Class I

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock international funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of December 31, 2006, managed approximately $40 billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO]

Past performance

The fund's total return, measured year-by-year and over time.

[LOGO]

Main risks

The major risk factors associated with the fund.

[LOGO]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Greater China Opportunities Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies located in China, Hong Kong or Taiwan ("Greater China"). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country, or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.


In managing the portfolio, the manager combines top-down sector allocation with bottom-up stock selection. The manager continually assesses the macro environment to determine the attractiveness of different business segments. She then uses fundamental financial analysis to identify leading companies of any size that the she believes offer growth potential at a reasonable price.


The manager performs periodic quantitative analysis to monitor changes in valuation. Decisions to buy or sell a security may be based on factors including price-to-earnings ratio, price-to-book ratio, return on equity, price-to-earnings to growth ratio and cash flow, as well as changes to management structure and/or the macro environment.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

Best quarter: Q4 '06, 25.74%
Worst quarter: Q2 '06, 3.35%

After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

MSCI China Index, an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors.

--------------------------------------------------------------------------------
Class I calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                      2006
                                     ------
                                     71.21%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
--------------------------------------------------------------------------------

                                                                       Life of
                                                             1 year    Class I
--------------------------------------------------------------------------------
Class I before tax (began 6-8-05)                             71.21%     50.98%
--------------------------------------------------------------------------------
Class I after tax on distributions                            69.17%     49.71%
--------------------------------------------------------------------------------
Class I after tax on distributions, with sale                 46.11%     43.15%
--------------------------------------------------------------------------------
MSCI China Index                                              82.87%     62.08%

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets such as China, Hong Kong and Taiwan.

The fund's management strategy has a significant influence on fund performance. Greater China stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. If certain investments or industries do not perform as expected, or if the manager's securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of companies and industries represent a large portion of the Greater China market as a whole. Consequently, the fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers.

To the extent the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES


Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

-------------------------------------------------------------------------------
Annual operating expenses
-------------------------------------------------------------------------------
Management fee                                                            1.00%
-------------------------------------------------------------------------------
Other expenses                                                            0.49%
-------------------------------------------------------------------------------
Total fund operating expenses                                             1.49%
-------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-08)                   0%
-------------------------------------------------------------------------------
Net annual operating expenses                                             1.49%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3   Year 5   Year 10
------------------------------------------------------------------------------
Class I                                      $152     $471     $813     $1,779
------------------------------------------------------------------------------

SUBADVISER

MFC Global Investment Management
(U.S.A.), Limited

Responsible for day-to-day investment management

A subsidiary of Manulife Financial Corporation

Supervised by the Adviser

PORTFOLIO MANAGER

Pauline Dan, CFA

Primarily responsible for fund management Managed fund since it began in 2005

See page 16 for the management biographies.


FUND CODES

Class I   Ticker           JCOIX
          CUSIP            409902582
          Newspaper        --
          SEC number       811-4630
          JH fund number   408

International Fund        On 1-19-2007, Trustees of this fund voted to recommend
                                that shareholders of the fund approve a tax-free
                          reorganization with the International Core Fund. Proxy
                             statement and prospectus will be mailed on or about
                                  3-12-2007 for shareholder meeting scheduled on
                                                                      4-18-2007.


[LOGO]

GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of foreign companies of any size. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a bottom-up analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

To manage risk, the fund does not invest more than 5% of assets in any one security at the time of initial investment.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

Best quarter: Q2 '03, 17.76%
Worst quarter: Q1 '03, -6.71%

After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

MSCI All Country World Ex-U.S. Index, an unmanaged index of freely traded stocks of foreign companies.

--------------------------------------------------------------------------------
Class I calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

                                   [BAR CHART]

                        2003     2004     2005     2006
                       ---------------------------------
                       32.94%   14.21%   22.92%   21.35%

-------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-06
-------------------------------------------------------------------------------

                                                                      Life of
                                                            1 year    Class I
------------------------------------------------------------------------------
Class I before tax (began 3-1-02)                            21.35%     13.67%
------------------------------------------------------------------------------
Class I after tax on distributions                           17.94%     12.47%
------------------------------------------------------------------------------
Class I after tax on distributions, with sale                15.18%     11.44%
------------------------------------------------------------------------------
MSCI All Country World Ex-U.S. Index                         23.85%     15.01%

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.


------------------------------------------------------------------------------
Annual operating expenses
------------------------------------------------------------------------------
Management fee                                                           0.88%
------------------------------------------------------------------------------
Other expenses                                                           0.30%
------------------------------------------------------------------------------
Total fund operating expenses                                            1.18%
------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-07)               0.00%
------------------------------------------------------------------------------
Net annual operating expenses                                            1.18%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3   Year 5   Year 10
------------------------------------------------------------------------------
Class I                                      $120     $375     $649     $1,432

--------------------------------------------------------------------------------

SUBADVISER

Nicholas-Applegate Capital Management

Responsible for day-to-day investment management

Founded in 1984

Supervised by the adviser

PORTFOLIO MANAGERS

Horacio A. Valeiras
Joined fund team in 2003
Primarily responsible for fund management

Vincent Willyard, CFA
Joined fund team in 2006
Provides research and portfolio management support

See page 16 for the management biographies.


FUND CODES

Class I   Ticker           JINIX
          CUSIP            409906732
          Newspaper        --
          SEC number       811-4630
          JH fund number   440

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES


Class I shares are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans and their participants

      o Rollover assets for participants whose plans are invested in the fund

      o     Endowment funds and foundations

      o Any state, county or city, or its instrumentality, department, authority or agency

      o Account registered to insurance companies, trust companies and bank trust departments

      o Investment companies, both affiliated or not affiliated with the adviser

      o Investors who participate in fee-based, wrap and other investment platform programs

      o     Any entity that is considered a corporation for tax purposes

      o Fund trustees and other individuals who are affiliated with this fund or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-888-972-8696.

5     Make your initial investment using the table on the next page.

      Important information about opening a new account

      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

      For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.


      For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.




      Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

      Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.


      Additional payments to financial intermediaries

      Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

            o     directly, by the payment of sales commissions, if any; and

            o     indirectly, as a result of the fund paying Rule 12b-1 fees.

      Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

      The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

      The Statement of Additional Information ("SAI") discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

      The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

              Opening an account                                                Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Make out a check for the investment amount, payable to      o     Make out a check for the investment amount,
                    "John Hancock Signature Services, Inc."                           payable to "John Hancock Signature Services,
                                                                                      Inc."
              o     Deliver the check and your completed application to your
                    financial representative, or mail them to Signature         o     If your account statement has a detachable
                    Services (address below).                                         investment slip, please complete in its
                                                                                      entirety. If no slip is available, include a
                                                                                      note specifying the fund name(s), your share
                                                                                      class, your account number and the name(s) in
                                                                                      which the account is registered.

                                                                                o     Deliver the check and your investment slip or
                                                                                      note to your financial representative, or mail
                                                                                      them to Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Call your financial representative or Signature Services    o     Call your financial representative or
                    to request an exchange.                                           Signature Services to request an exchange.

              o     You may only exchange Class I shares or Money Market Fund   o     You may only exchange Class I shares for other
                    Class A shares.                                                   Class I shares or Money Market Fund Class A
                                                                                      shares.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Deliver your completed application to your financial        o     Obtain wiring instructions by calling
                    representative, or mail it to Signature Services.                 Signature Services at 1-888-972-8696.

              o     Obtain your account number by calling your financial        o     Instruct your bank to wire the amount of your
                    representative or Signature Services.                             investment.

              o     Obtain wiring instructions by calling Signature Services    Specify the fund name(s), your share class, your
                    at 1-888-972-8696.                                          account number and the name(s) in which the account
                                                                                is registered. Your bank may charge a fee to wire
              o     Instruct your bank to wire the amount of your investment.   funds.

              Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        See "By exchange" and "By wire."                                  o     Verify that your bank or credit union is a
                                                                                      member of the Automated Clearing House (ACH)
                                                                                      system.

                                                                                o     Complete the "To Purchase, Exchange or Redeem
                                                                                      Shares via Telephone" and "Bank Information"
                                                                                      section on your account application.

                                                                                o     Call Signature Services between 8:30 A.M. and
                                                                                      5:00 P.M. Eastern Time on most business days
                                                                                      to verify that these features are in place on
                                                                                      your account.

                                                                                o     Call your financial representative or
                                                                                      Signature Services with the fund name(s), your
                                                                                      share class, your account number, the name(s)
                                                                                      in which the account is registered and the
                                                                                      amount of your investment.

--------------------------------------------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

--------------------------------------------------------------------------------

                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                                To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Sales of any amount.                                        o     Write a letter of instruction indicating the
                                                                                      fund name, your account number, your share
                                                                                      class, the name(s) in which the account is
                                                                                      registered and the dollar value or number of
                                                                                      shares you wish to sell.

                                                                                o     Include all signatures and any additional
                                                                                      documents that may be required (see next
                                                                                      page).

                                                                                o     Mail the materials to Signature Services.

                                                                                o     A check or wire will be sent according to your
                                                                                      letter of instruction.

                                                                                o     Certain requests will require a Medallion
                                                                                      signature guarantee. Please refer to "Selling
                                                                                      shares in writing" on the next page.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        Amounts up to $100,000:                                           o     Redemption proceeds of up to $100,000 may be
                                                                                      sent by wire or check. A check will be mailed
              o     Most accounts.                                                    to the exact name(s) and address on the
                                                                                      account.
              Amounts up to $5 million:
                                                                                o     To place your request with a representative at
              o     Available to the following types of accounts: custodial           John Hancock Funds, call Signature Services
                    accounts held by banks, trust companies or                        between between 8:30 A.M. and 5:00 P.M.
                    broker-dealers; endowments and foundations; corporate             Eastern Time on most business days, or your
                    accounts; group retirement plans; and pension accounts            financial representative.
                    (excluding IRAs, 403(b) plans and all John Hancock
                    custodial retirement accounts).                             o     Redemption proceeds exceeding $100,000 must be
                                                                                      wired to your designated bank account.

                                                                                o     Redemption proceeds exceeding $100,000 and
                                                                                      sent by check will require a letter of
                                                                                      instruction with a Medallion signature
                                                                                      guarantee. Please refer to "Selling shares in
                                                                                      writing" on the next page.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Requests by letter to sell any amount.                      o     To verify that the telephone redemption
                                                                                      privilege is in place on an account, or to
              o     Qualified requests by phone to sell up to $5 million              request the forms to add it to an existing
                    (accounts with telephone redemption privileges).                  account, call Signature Services.

                                                                                o     Amounts of $5 million or more will be wired on
                                                                                      the next business day.

                                                                                o     Amounts up to $100,000 may be sent by EFT or
                                                                                      by check. Funds from EFT transactions are
                                                                                      generally available by the second business
                                                                                      day. Your bank may charge a fee for this
                                                                                      service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]        o     Sales of any amount.                                        o     Obtain a current prospectus for the fund into
                                                                                      which you are exchanging by calling your
                                                                                      financial representative or Signature
                                                                                      Services.

                                                                                o     You may only exchange Class I shares for other
                                                                                      Class I shares or Money Market Class A shares.

                                                                                o     Call your financial representative or
                                                                                      Signature Services to request an exchange.

10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days.

o you are selling more than $100,000 worth of shares and are requesting payment by check.

o you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

o you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                                          Requirements for written requests
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for       o     Letter of instruction.
minors).
                                                                                o     On the letter, the signatures of all persons
                                                                                      authorized to sign for the account, exactly as
                                                                                      the account is registered.

                                                                                o     Medallion signature guarantee if applicable
                                                                                      (see above).

------------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or association        o     Letter of instruction.
accounts.
                                                                                o     Corporate business/organization resolution,
                                                                                      certified within the past 12 months, or a John
                                                                                      Hancock Funds business/organization
                                                                                      certification form.

                                                                                o     On the letter and the resolution, the
                                                                                      signature of the person(s) authorized to sign
                                                                                      for the account.

                                                                                o     Medallion signature guarantee if applicable
                                                                                      (see above).

------------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of retirement plan, pension trust and trust accounts.        o     Letter of instruction.

                                                                                o     On the letter, the signature(s) of the
                                                                                      trustee(s).

                                                                                o     Copy of the trust document certified within
                                                                                      the past 12 months or a John Hancock Funds
                                                                                      trust certification form.

                                                                                o     Medallion signature guarantee if applicable
                                                                                      (see above).

------------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with a deceased          o     Letter of instruction signed by surviving
co-tenant(s).                                                                         tenant.

                                                                                o     Copy of death certificate.

                                                                                o     Medallion signature guarantee if applicable
                                                                                      (see above).

                                                                                o     Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                               o     Letter of instruction signed by executor.

                                                                                o     Copy of order appointing executor, certified
                                                                                      within the past 12 months.

                                                                                o     Medallion signature guarantee if applicable
                                                                                      (see above).

                                                                                o     Inheritance tax waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or account types      o     Call 1-888-972-8696 for instructions.
not listed above.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

--------------------------------------------------------------------------------

                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares.

A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

12 YOUR ACCOUNT

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modi-fied for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

                                                                 YOUR ACCOUNT 13

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in  all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. The funds declare and pay any income dividends annually. Any capital gains are distributed annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

14 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Each fund's board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees of the funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Greater China Opportunities Fund have the power to change the fund's policy of investing at least 80% of its assets in companies located in the Greater China region without shareholder approval. Greater China Opportunities Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The investment adviser John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805.

Management fees The management fee paid to the investment adviser by the funds' last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                            % of net assets
--------------------------------------------------------------------------------
Greater China Opportunities                                            1.00%*
--------------------------------------------------------------------------------
International                                                          0.88%*
--------------------------------------------------------------------------------


*     After expense reimbursement.


With respect to Greater China Opportunities Fund and International Fund, a discussion regarding the basis for the board of trustees approving each fund's investment advisory agreement is available in each fund's annual report to shareholders dated October 31, 2006.

The subadviser MFC Global Investment Management (U.S.A.) Limited ("MFC Global"), 200 Bloor Street East, Toronto, Ontario, Canada MW4 IES, subadvises Greater China Opportunities Fund. MFC Global is a corporation subject to the laws of Canada and is an indirect wholly owned subsidiary of Manulife Financial Corporation, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and MFC Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. As of December 31, 2006, MFC Global had total assets under management of approximately $10.9 billion.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), 600 West Broadway, San Diego, CA 92101, subadvises International Fund. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. Nicholas-Applegate was founded in 1984 and provides investment advisory services to individual and institutional investors. As of December 31, 2006, Nicholas-Applegate had total assets under management of approximately $14.8 billion.


                                                                 FUND DETAILS 15

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock international funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.

Pauline Dan, CFA
----------------------------------------------------------
Senior portfolio manager, Asia Pacific Equities
   MFC Global Investment Management
   (U.S.A.), Limited
Joined subadviser in 2004
Director and portfolio manager,
   I.G.Investment Management
   (Hong Kong) Limited (2000-2004)
Began business career in 1991




Horacio A. Valeiras
----------------------------------------------------------
Managing director and chief investment officer,
   Nicholas-Applegate Capital Management
Joined subadviser in 2002
Managing director, Morgan Stanley Investment
   Management (1996-2002)

Vincent Willyard, CFA
----------------------------------------------------------
Managing director, Nicholas-Applegate Capital
   Management since 2005
Portfolio manager, Duncan Hurst Capital
   Management (2001-2005)


16 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Greater China Opportunities Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES  PERIOD ENDED                                                   10-31-05(1)   10-31-06
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  10.00      $  10.26
------------------------------------------------------------------------------------------------------
Net investment income(2)                                                           0.03          0.24
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                    0.23          5.42
------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.26          5.66
------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------
From net investment income gain                                                      --         (0.06)
------------------------------------------------------------------------------------------------------
From net realized gain                                                               --         (0.04)
------------------------------------------------------------------------------------------------------
                                                                                     --         (0.10)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  10.26      $  15.82
------------------------------------------------------------------------------------------------------
Total return(3,4) (%)                                                              2.60(5)      55.43
------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                              --(6)   $      4
------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                                    1.45(7)       1.46
------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets(8) (%)                               3.96(7)       1.49
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                           0.76(7)       1.70
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               28            57
------------------------------------------------------------------------------------------------------

(1)   Beginning of operations from 6-9-05 through 10-31-05.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total return would have been lower had certain expenses not been reduced during the period shown.

(5)   Not annualized.

(6)   Less than $500,000.

(7)   Annualized.

(8) Does not take into consideration expense reductions during the period shown.


                                                                 FUND DETAILS 17

International Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES  PERIOD ENDED                                       10-31-02(1)      10-31-03     10-31-04   10-31-05     10-31-06
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  6.18          $  5.12      $  6.30    $  6.94       $ 8.19
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                                       (0.01)            0.03         0.04       0.04         0.07
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                (1.05)            1.15         0.60       1.33         2.03
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (1.06)            1.18         0.64       1.37         2.10
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                   --               --           --      (0.12)       (0.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  5.12          $  6.30      $  6.94    $  8.19       $ 9.51
------------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                                  (17.15)(4,5)      23.05(4)     10.16      20.00(4)     27.87
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $     1          $     1      $     1    $     1           --(9)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                        2.04(6)          1.60         1.17       1.32         1.18
------------------------------------------------------------------------------------------------------------------------------------
Ratio of gross adjusted expenses to average net assets(7) (%)          4.09(6,7)        2.15(7)      1.17       1.33(7)      1.18
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (%)       (0.34)(6)         0.58         0.60       0.51         0.82
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  228(8)           216(8)       201        176         1.24
------------------------------------------------------------------------------------------------------------------------------------

(1)   Class I shares began operations on 3-1-02.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)   Not annualized.

(6)   Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

(8)   Excludes merger activity.

(9)   Less than $500,000.


18 FUND DETAILS

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock international funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission(SEC) and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC        KIT2PN 3/07
--------------------------------------------------------------------------------

[JOHN HANCOCK(R) LOGO]
 the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-----------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
-----------------------------------

[JOHN HANCOCK(R) LOGO]
----------------------
     MUTUAL FUNDS

                                   John Hancock Greater China Opportunities Fund

--------------------------------------------------------------------------------

                                                             CLASS NAV SHARES

--------------------------------------------------------------------------------


Prospectus
3.1.2007


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

      JOHN HANCOCK GREATER CHINA OPPORTUNITIES FUND                            4
      --------------------------------------------------------------------------

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Who can buy shares                                                       6
      Class NAV Shares cost structure                                          6
      Opening an account                                                       6
      Transaction policies                                                     7
      Dividends and account policies                                           9
      Additional investor services                                             9

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      10
      Management biography                                                    11

      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Greater China Opportunities Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies located in China, Hong Kong, or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.


In managing the portfolio, the manager combines top-down sector allocation with bottom-up stock selection. The manager continually assesses the macro environment to determine the attractiveness of different business segments. She then uses fundamental financial analysis to identify leading companies of any size that she believes offer growth potential at a reasonable price.

The manager performs periodic quantitative analysis to monitor changes in valuation. Decisions to buy or sell a security may be based on factors including price-to-earnings ratio, price-to-book ratio, return on equity, price-to-earnings to growth ratio, and cash flow, as well as changes to management structure and/or the macro environment.


The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because this is a new class, there is no past performance to report.

[LOGO]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets such as China, Hong Kong and Taiwan.

The fund's management strategy has a significant influence on fund performance. Greater China stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. If certain investments or industries do not perform as expected, or if the manager's securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of companies and industries represent a large portion of the Greater China market as a whole. Consequently, the fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers.

To the extent the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Stocks of small-and medium-capitalization companies can be more volatile than those of larger companies.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annual operating expenses. Actual expenses may be greater or less.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             1.00%
--------------------------------------------------------------------------------
Other expenses(1)                                                          0.25%
--------------------------------------------------------------------------------
Total fund operating expenses                                              1.25%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 2-28-08)(1)              0.00%
--------------------------------------------------------------------------------
Net fund operating expenses                                                1.25%

The hypothetical example below shows what your expenses would be after the expense reimbursement (February 28, 2008) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                   Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class NAV                                  $  127    $  397    $  686    $ 1,511

(1) The Adviser has agreed to limit certain other fund level expenses (not including 12b-1 fees, transfer agent fees, blue sky fees, or printing & postage fees), so that Other Expenses does not exceed 0.40% of the average net assets. This agreement remains in effect until February 28, 2008 and may thereafter be terminated by the adviser at any time upon notice to the Board of Trustees.


--------------------------------------------------------------------------------
SUBADVISER

MFC Global Investment Management (U.S.A.), Limited

Responsible for day-to-day investment management
A subsidiary of Manulife Financial Corporation
Supervised by the Adviser

PORTFOLIO MANAGER


Pauline Dan, CFA
Managed fund since it began in 2005

See page 11 for management biography.


FUND CODES

Class NAV    Ticker        JGCNX
             CUSIP         409902368
             Newspaper     --
             SEC number    811-4630

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class NAV shares are available to certain types of investors, as noted below:

o Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of JHF II and JHF III. Class NAV shares are also sold to certain institutional investors.

--------------------------------------------------------------------------------
CLASS NAV SHARES COST STRUCTURE

o     No sales charges

o     No distribution and service (12b-1) fees

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

o     directly, by the payment of sales commissions, if any; and

o     indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the fund.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the investment adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the fund.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2     Determine if you are eligible, referring to "Who can buy shares" at left.

3 Permitted entities generally may open an account and purchase Class NAV shares, as the case may be, by contacting any broker, dealer, or other financial service firm authorized to sell Class NAV shares of the fund. There is no minimum initial investment for Class NAV shares.

6 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive trading The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellation within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the fund or its agents determine that accepting the order could interfere with the efficient management of the fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The fund's board of trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The fund, through its agents, undertakes to use its best efforts to exercise the fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

                                                                  YOUR ACCOUNT 7

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund may invest a material portion of its assets in securities of non-U.S. issuers and may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

8 YOUR ACCOUNT

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The fund's portfolio securities disclosure policy can be found in the SAI and on the fund's Web site, www.jhfunds.com. The fund's Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one month lag and is available on the fund's Web site until a fund files its next form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

                                                                  YOUR ACCOUNT 9

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the fund's investment goal without shareholder approval.

The fund relies on an order from the SEC permitting the Adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by the shareholders. The fund, therefore, is able to change subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the fund (other than by reason of serving as subadviser to the portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


The management firm The fund is managed by John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $40 billion in assets as of December 31, 2006.

Management fee The fund pays the investment adviser a management fee at an annual rate of 1.00% of the fund's average daily net assets.

A discussion regarding the basis for the board of trustees approval of the Fund's investment advisory agreement will be available in the Fund's annual report dated October 31, 2006.

The subadviser MFC Global Investment (U.S.A.) Limited ("MFC Global") subadvises Greater China Opportunities Fund. MFC Global is a corporation subject to the laws of Canada and is an indirect wholly owned subsidiary of Manulife Financial Corporation, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and MFC Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. As of December 31, 2006, MFC Global had total assets under management of approximately $10.9 billion.


10 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHY

Below is information about the portfolio manager for the John Hancock Greater China Opportunities Fund, including a brief summary of her business career over the past five years. The fund's Statement of Additional Information includes additional information about its portfolio manager, including information about compensation, accounts she manages other than the fund and her ownership of fund shares, if any.

Pauline Dan, CFA
--------------------------------------------------------------------------------
Senior portfolio manager, Asia Pacific Equities, MFC Global Investment
   Management (U.S.A.), Limited
Joined subadviser in 2004
Director and portfolio manager, I.G. Investment Management (Hong Kong) Limited
   (2000-2004)
Began business career in 1991



                                                                 FUND DETAILS 11

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This section normally details the performance of the fund's share class. Because the class has not yet commenced operations, there are no financial highlights to report.

12 FUND DETAILS

--------------------------------------------------------------------------------

For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock Greater China Opportunities Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Trust
601 Congress Street
Boston, MA 02210-2805

By phone: 1-800-344-1029
Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2007 JOHN HANCOCK FUNDS, LLC                                       08NPN 3/07


--------------------------------------------------------------------------------


[JOHN HANCOCK(R) LOGO]
  the future is yours


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-----------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

-----------------------------------

                              INVESTMENT TRUST III


                  John Hancock Greater China Opportunities Fund
                      ("Greater China Opportunities Fund")
             Class A, Class B, Class C, Class I and Class NAV Shares

                        John Hancock Mid Cap Growth Fund
                             ("Mid Cap Growth Fund")
                  Class A, Class B, Class C and Class I Shares

                         John Hancock International Fund
                             ("International Fund")
                  Class A, Class B, Class C and Class I Shares

                       Statement of Additional Information

                                  March 1, 2007

This Statement of Additional Information (the "SAI") provides information about Greater China Opportunities Fund, International Fund and Mid Cap Growth Fund (each a "Fund" and collectively the "Funds") in addition to the information that is contained in the current International and Equity combined prospectuses for Class A, B and C shares, current International and Equity combined prospectuses for Class I shares and in the Greater Chinas' current Class NAV prospectus (the "Prospectuses"). The International Fund and Mid Cap Growth Fund are each a diversified series of John Hancock Investment Trust III (the "Trust"). The Greater China Opportunities Fund is a non-diversified series of the Trust).


This SAI is not a prospectus. It should be read in conjunction with each Prospectus. This SAI incorporates by reference each Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                            Page
ORGANIZATION OF THE FUNDS......................................................3
INVESTMENT OBJECTIVE AND POLICIES..............................................3
   Greater China Opportunities Fund............................................3
   International Fund.........................................................15
   Mid Cap Growth Fund........................................................26
INVESTMENT RESTRICTIONS.......................................................36
   Greater China Opportunities Fund...........................................36
   International Fund.........................................................38
   Mid Cap Growth Fund........................................................40
THOSE RESPONSIBLE FOR MANAGEMENT..............................................43
INVESTMENT ADVISORY AND OTHER SERVICES........................................55
   Greater China Opportunities Fund...........................................55
   International Fund.........................................................56
   Mid Cap Growth Fund........................................................56
   Greater China Opportunities Fund...........................................57
   International Fund.........................................................59
   Mid Cap Growth Fund........................................................61

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS...........................63
   Greater China Opportunities Fund...........................................63
   International Fund.........................................................64
   Mid Cap Growth Fund........................................................67
DISTRIBUTION CONTRACTS........................................................72
SALES COMPENSATION............................................................74
NET ASSET VALUE...............................................................78
INITIAL SALES CHARGE ON CLASS A SHARES........................................79
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES...........................83
ELIGIBLE INVESTORS FOR CLASS NAV SHARES.......................................87
SPECIAL REDEMPTIONS...........................................................87
ADDITIONAL SERVICES AND PROGRAMS..............................................87
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES...............................89
DESCRIPTION OF THE FUND'S SHARES..............................................89
TAX STATUS....................................................................90
BROKERAGE ALLOCATION..........................................................96
TRANSFER AGENT SERVICES......................................................100
CUSTODY OF PORTFOLIO.........................................................101
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................101
APPENDIX A- DESCRIPTION OF INVESTMENT RISK...................................A-1
APPENDIX B- DESCRIPTION OF BOND RATINGS......................................B-1
APPENDIX C- PROXY VOTING SUMMARY.............................................C-1
APPENDIX D- PROXY VOTING SUMMARY - Nicholas-Applegate Investment Management..D-1
APPENDIX E- POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS................E-1
FINANCIAL STATEMENTS.........................................................F-1

ORGANIZATION OF THE FUNDS


Each Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

John Hancock is a unit of Manulife Financial Corporation, a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$414 billion (US$355 billion) as of December 31, 2006.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

The subadviser to the Mid Cap Growth Fund is MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or the "Sub-Adviser"). Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.)is a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation. MFC. Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.

The International Fund Subadviser is Nicholas-Applegate Capital Management ("Nicholas-Applegate"), (the "Subadviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

The subadviser to the Fund is MFC Global Investment Management (U.S.A.) Limited ("MFC Global" and the "Subadviser"). MFC Global is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.


INVESTMENT OBJECTIVE AND POLICIES

Greater China Opportunities Fund

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Fund's Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in equity securities of companies located in China, Hong Kong, or Taiwan ("Greater China"). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country, or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The Fund is non-diversified and may invest more than 5% of its assets in securities of individual companies. (See "Non-Diversification" below.)

With respect to the Fund's investment policy of investing at least 80% of its Assets in companies located in Greater China (as defined above), "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy.

In managing the portfolio, the managers combine top-down sector allocation with bottom-up stock selection. The management team continually assesses the macro environment to determine the attractiveness of different business segments. They then use fundamental financial analysis to identify leading companies of any size that the managers believe offer growth potential at a reasonable price.

The management team performs periodic quantitative analysis to monitor changes in valuation. Decisions to buy or sell a security may be based on factors including price-to-earnings ratio, price-to-book ratio, return on equity, price-to-earnings to growth ratio, and cash flow, as well as changes to management structure and/or the macro environment.

The Fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China. The Fund may also make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment grade short-term securities, cash and cash equivalents. In these and other cases, the Fund might not achieve its goal. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Non-Diversification. The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

Risks of the Greater China Region. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of companies and industries represent a large portion of the Greater China market as a whole. Consequently, the fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries may also be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market. (See "Risks of Foreign Securities" below.)

Smaller Capitalization Companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to the Fund's non-fundamental investment restriction (1) set forth below, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund's management of daily cash positions and certain exchange-traded funds ("ETF's"). An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Equity-Linked Securities. The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Debt securities. The Fund may invest in debt securities that are rated Baa or better by Moody's or BBB or better by S&P, or if unrated, determined to be of comparable quality by the Adviser and the Sub-Adviser ("investment grade debt securities"). Debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Initial Public Offerings ("IPOs"). The Fund may invest in IPOs. IPO investments may be more volatile than other types of investments and the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a Fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security is purchased in an IPO appreciates in value, and the asset base of the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment

Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. The Fund's portfolio holding disclosure policy is attached to this SAI as Appendix D.

International Fund

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities.

Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities of foreign companies located in various countries around the world. The Fund normally will invest substantially all of its assets in equity securities, such as common stock, preferred stock, and securities convertible into common and preferred stock. However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations.

The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and the Subdviser ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors - all in relation to the prevailing prices of the securities in each country or region.

In abnormal conditions, the Fund may hold cash or invest all or a portion of its assets in short-term domestic as well as foreign instruments, including: short-term U.S. Government securities and repurchase agreements in connection with such instruments; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called
Section 4(2) paper rated at least A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or if unrated considered by the Adviser to be of comparable value. The Fund's temporary defensive investments may also include: short-term debt obligations of U.S. companies, rated at least BBB or Baa by S&P or Moody's, respectively, or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and short-term corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least BBB or Baa by S&P or Moody's, respectively; and other short-term investments which the Trustees of the Fund determine present minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Adviser.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and GNMA certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Ratings as Investment Criteria. In general the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that these ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Subadviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

The Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The Fund may invest up to 30% of total assets in emerging markets as classified by the Morgan Stanley (MCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs. The risks of foreign investing may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

Equity-Linked Securities. The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the

Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holding disclosure policy is attached to this SAI as Appendix D.

Mid Cap Growth Fund

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental and may be changed by a vote of the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in stocks of medium-capitalization companies-companies in the capitalization range of the Russell MidCap Growth Index.

With respect to the Fund's investment policy of investing at least 80% of its Assets in medium capitalization companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In managing the portfolio, the manager seeks to identify promising sectors for investment. The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The manager conducts fundamental financial analysis to identify companies with above average earnings growth. The manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger. The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The fund may not invest more than 5% of assets in any one security (other than securities of the U.S. government, its agencies or instrumentalities).

The fund may invest up to 10% of assets in foreign securities. It may also use certain derivatives (investments whose value is based on indices or currencies).

Under normal circumstances, the fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts). Under normal circumstances, the fund will not invest in any other fixed income securities. However, in abnormal circumstances, the fund may temporarily invest in U.S. government securities and U.S. government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. government securities maturing in 90 days or less). The equity securities in which the Fund invests consist primarily of common stocks but may also include preferred stocks and warrants.

Government Securities. Under normal circumstances the fund will not invest in any fixed income securities except cash equivalents as noted above. However, in abnormal circumstances the fund may temporarily invest in US Government securities and US Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including US Government securities maturing in 90 days or less). Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made the by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Preferred stocks. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest up to 10% of total assets in the securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information in the United States.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and/or Sub-Adviser.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, interest and in some cases, capital gains payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage", which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments [or currencies] for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales.  The Fund may not make short sales.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. The Fund's portfolio holding disclosure policy is attached to this SAI as Appendix D.

INVESTMENT RESTRICTIONS

Greater China Opportunities Fund

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this SAI, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(1) Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
     (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(2) Invest in the securities of an issuer for the purpose of exercising control or management.

(3) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

(4)  Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

International Fund

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this SAI, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on future contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy are not deemed to be senior securities.

(2)  Borrow money, except for the following  extraordinary or emergency purposes
     (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on future contracts, securities or indices and forward commitment transactions will not constitute borrowing.

(3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act.

(4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with the Fund's investment policies and may make loans of portfolio securities provided that as a result no more than 33 1/3% of the Fund's total assets taken at current value would be so loaned. The Fund does not, for this purpose, consider the purchase of repurchase agreements, bank certificates of deposit, bank loan participation agreements, bankers' acceptances, a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

(6) Invest in commodities or commodity futures contracts, other than financial derivatives contracts. Financial derivatives include forward foreign currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars, swapations; and repurchase agreements entered into in accordance with the Fund's investment policies.

(7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(8) For each Fund with respect to 75% of total assets [see nonfundamental investment restriction (e)], purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities):

     (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (5) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following restrictions, as well as the Fund's investment objective, are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

(1)  Make short sales.

(2) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(3) Invest for the purpose of exercising control over or management of any company.

(4)  Invest more than 15% of its net assets in illiquid securities.

(5) The Fund may not invest more than 5% of its total assets at time of purchase in any one security (other than US Government securities).

(6) The Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks form both developed and emerging countries. The fund may invest up to 30% of total assets in emerging markets as classified by the Morgan Stanley (MSCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

Mid Cap Growth Fund

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this SAI means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, interest rate or currency swaps, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein and may retain or sell real estate acquired due to the ownership of securities.

(6) Make loans, except that the Fund may (a) lend portfolio securities in an amount that does not exceed 33 1/3% of such Fund's total assets; (b) enter into repurchase agreements; and (c) purchase bank certificates of deposit, bank loan participation agreements, bankers' acceptances or all or a portion of an issue of debt securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except financial futures contracts, options on securities, securities indices, currency and other financial instruments, options on futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. This limitation does not apply to investments by the Fund in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9) With respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer. See also nonfundamental (g).

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(1) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2)  Make short sales of securities.

(3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(4) Invest for the purpose of exercising control over or management of any company.

(5)  Invest more than 15% of its net assets in illiquid securities.

(6) Purchase securities while outstanding borrowings, other than reverse repurchase agreements, exceed 5% of the Fund's total assets.

(7)  Invest  more than 5% of its total  assets  at time of  purchase  in any one
     security  (other  than   securities   issued  or  guaranteed  by  the  U.S.
     Government, its agencies or instrumentalities).

(8)  Purchase or sell currency options or currency futures.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will  invest  only in  countries  on the  Adviser's  Approved  Country

Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, which have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Independent Trustees
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Ronald R. Dion               Chairman      2005       Chairman and Chief  Executive  Officer,  R.M.  53
(1946)                       and Trustee              Bradley  &  Co.,  Inc.;  Director,   The  New
                                                      England     Council     and     Massachusetts
                                                      Roundtable;   Trustee,  North  Shore  Medical
                                                      Center;  Director,   Boston  Stock  Exchange;
                                                      Director,  BJ's  Wholesale  Club,  Inc. and a
                                                      corporator  of  the  Eastern  Bank;  Trustee,
                                                      Emmanuel College;  Director, Boston Municipal
                                                      Research  Bureau;   Member  of  the  Advisory
                                                      Board,  Carroll Graduate School of Management
                                                      at Boston College.

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
James F. Carlin              Trustee       2005       Director  and  Treasurer,   Alpha  Analytical  53
(1940)                                                Laboratories   (chemical   analysis)   (since
                                                      1985);  Part  Owner and  Treasurer,  Lawrence
                                                      Carlin Insurance  Agency,  Inc. (since 1995);
                                                      Part Owner and Vice President,  Mone Lawrence
                                                      Carlin Insurance  Agency,  Inc. (until 2005);
                                                      Chairman and CEO, Carlin  Consolidated,  Inc.
                                                      (management/investments)     (since    1987);
                                                      Trustee,  Massachusetts  Health and Education
                                                      Tax Exempt Trust (1993-2003);

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Independent Trustees
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Richard P. Chapman, Jr.      Trustee       1996       President   and  Chief   Executive   Officer,  53
(1935)                                                Brookline  Bancorp,   Inc.  (lending)  (since
                                                      1972);   Chairman   and   Director,    Lumber
                                                      Insurance  Co.   (insurance)   (until  2000);
                                                      Chairman and Director,  Northeast  Retirement
                                                      Services,  Inc.  (retirement  administration)
                                                      (since  1998).  Vice  Chairman,  Northeastern
                                                      University Board of Trustees (since 2004).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
William H. Cunningham        Trustee       2005       Former   Chancellor,   University   of  Texas  143
(1944)                                                System   and   former    President   of   the
                                                      University of Texas, Austin,  Texas; Chairman
                                                      and  CEO,  IBT  Technologies   (until  2001);
                                                      Director of the  following:  Hire.com  (until
                                                      2004),  STC  Broadcasting,  Inc.  and Sunrise
                                                      Television   Corp.   (until   2001),   Symtx,
                                                      Inc.(electronic  manufacturing) (since 2001),
                                                      Adorno/Rogers Technology,  Inc. (until 2004),
                                                      Pinnacle  Foods  Corporation   (until  2003),
                                                      rateGenius  (until  2003),  Lincoln  National
                                                      Corporation    (insurance)    (since   2006),
                                                      Jefferson-Pilot    Corporation   (diversified
                                                      life  insurance  company)  (until 2006),  New
                                                      Century  Equity  Holdings  (formerly  Billing
                                                      Concepts)   (until  2001),   eCertain  (until
                                                      2001),   ClassMap.com   (until  2001),  Agile
                                                      Ventures  (until  2001),   AskRed.com  (until
                                                      2001),   Southwest   Airlines  (since  2000),
                                                      Introgen  (since 2000) and Viasystems  Group,
                                                      Inc. (electronic  manufacturer) (until 2003);
                                                      Advisory Director,  Interactive  Bridge, Inc.
                                                      (college  fundraising) (until 2001); Advisory
                                                      Director,   Q   Investments   (until   2003);
                                                      Advisory  Director,   JP  Morgan  Chase  Bank
                                                      (formerly Texas Commerce Bank - Austin),  LIN
                                                      Television      (since     2002),      WilTel
                                                      Communications   (until   2003)   and   Hayes
                                                      Lemmerz   International,   Inc.  (diversified
                                                      automotive   parts  supply   company)  (since
                                                      2003).
---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Charles L. Ladner            Trustee       2004       Chairman and Trustee,  Dunwoody Village, Inc.  143
(1938)                                                (retirement  services)  (until 2003);  Senior
                                                      Vice President and Chief  Financial  Officer,
                                                      UGI   Corporation   (public  utility  holding
                                                      company)  (retired 1998);  Vice President and
                                                      Director for AmeriGas,  Inc.  (retired 1998);
                                                      Director  of  AmeriGas   Partners,   L.P.(gas
                                                      distribution)    (until   1997);    Director,
                                                      EnergyNorth,  Inc.  (until  1995);  Director,
                                                      Parks and History Association (until 2005).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
John A. Moore                Trustee       1994       President   and  Chief   Executive   Officer,  53
(1939)                                                Institute   for   Evaluating   Health  Risks,
                                                      (nonprofit  institution) (until 2001); Senior
                                                      Scientist,   Sciences  International  (health
                                                      research)  (until  2003);   Former  Assistant
                                                      Administrator    &   Deputy    Administrator,
                                                      Environmental  Protection Agency;  Principal,
                                                      Hollyhouse      (consulting)(since     2000);
                                                      Director,  CIIT  Center  for  Health  Science
                                                      Research (nonprofit research) (2002-2006).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Patti McGill Peterson        Trustee       1994       Executive      Director,      Council     for  53
(1943)                                                International  Exchange of Scholars  and Vice
                                                      President,    Institute   of    International
                                                      Education   (since  1998);   Senior   Fellow,
                                                      Cornell Institute of Public Affairs,  Cornell
                                                      University (until 1998);  Former President of
                                                      Wells  College and St.  Lawrence  University;
                                                      Director,  Niagara  Mohawk Power  Corporation
                                                      (until  2003);  Director,   Ford  Foundation,
                                                      International   Fellowships   Program  (since
                                                      2002);  Director,  Lois Roth Endowment (since
                                                      2002);  Director,  Council for  International
                                                      Exchange (since 2003).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Steven R. Pruchansky         Trustee       2005       Chairman   and   Chief   Executive   Officer,  53
(1944)                                                Greenscapes   of  Southwest   Florida,   Inc.
                                                      (since   2000);   Director   and   President,
                                                      Greenscapes   of  Southwest   Florida,   Inc.
                                                      (until 2000);  Managing  Director,  JonJames,
                                                      LLC (real  estate)  (since  2001);  Director,
                                                      First  Signature  Bank & Trust Company (until
                                                      1991);  Director,  Mast Realty  Trust  (until
                                                      1994);  President,   Maxwell  Building  Corp.
                                                      (until 1991).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Non-Independent Trustees
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
James R. Boyle (3)           Trustee       2005       Chairman   and    Director,    John   Hancock  259
(1959)                                                Advisers,  LLC (the "Adviser"),  The Berkeley
                                                      Financial  Group,  LLC ("The Berkeley Group")
                                                      (holding  company)  and John  Hancock  Funds,
                                                      LLC (since  2005);  President,  John  Hancock
                                                      Annuities;  Executive  Vice  President,  John
                                                      Hancock Life  Insurance  Company (since June,
                                                      2004); President U.S. Annuities;  Senior Vice
                                                      President,  The Manufacturers  Life Insurance
                                                      Company (U.S.A) (prior to 2004).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Principal  Officers who are
not Trustees
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Keith F. Hartstein           President     2005       Senior Vice  President,  Manulife  Financial   N/A
(1956)                       and                      Corporation    (since    2004);    Director,
                             Chief                    President and Chief Executive  Officer,  the
                             Executive                Adviser,  The Berkeley  Group,  John Hancock
                             Officer                  Funds,  LLC  (since  2005);   Director,  MFC
                                                      Global  Investment  Management  (U.S.),  LLC
                                                      ("MFC   Global    (U.S.)")   (since   2005);
                                                      Director,  John Hancock Signature  Services,
                                                      Inc.  (since  2005);   President  and  Chief
                                                      Executive  Officer,  John Hancock Investment
                                                      Management   Services,   LLC  (since  2006);
                                                      President and Chief Executive Officer,  John
                                                      Hancock  Funds II, John  Hancock  Funds III,
                                                      and John Hancock Trust;  Director,  Chairman
                                                      and President,  NM Capital Management,  Inc.
                                                      (since 2005);  Chairman,  Investment Company
                                                      Institute  Sales Force  Marketing  Committee
                                                      (since 2003); Director,  President and Chief
                                                      Executive   Officer,   MFC   Global   (U.S.)
                                                      (2005-2006);  Executive Vice President, John
                                                      Hancock Funds, LLC (until 2005).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Thomas M. Kinzler            Secretary     2006       Vice  President  and  Counsel,  John Hancock   N/A
(1955)                       and                      Life  Insurance   Company   (U.S.A.)  (since
                             Chief  Legal             2006);  Secretary  and Chief Legal  Officer,
                             Officer                  John Hancock  Funds,  John Hancock Funds II,
                                                      John  Hancock  Funds  III and  John  Hancock
                                                      Trust  (since  2006);   Vice  President  and
                                                      Associate  General Counsel for Massachusetts
                                                      Mutual Life Insurance  Company  (1999-2006);
                                                      Secretary  and Chief  Legal  Counsel for MML
                                                      Series    Investment    Fund    (2000-2006);
                                                      Secretary    and   Chief   Legal    Counsel,
                                                      MassMutual  Institutional Funds (2000-2004);
                                                      Secretary    and   Chief   Legal    Counsel,
                                                      MassMutual   Select  Funds  and   MassMutual
                                                      Premier Funds (2004-2006).
---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Francis V. Knox, Jr.         Chief         2005       Vice   President   and  Chief   Compliance     N/A
(1947)                       Compliance               Officer,     John    Hancock    Investment
                             Officer                  Management Services,  LLC, the Adviser and
                                                      MFC  Global  (U.S.)  (since  2005);   Vice
                                                      President  and Chief  Compliance  Officer,
                                                      John Hancock  Funds II, John Hancock Funds
                                                      III and John Hancock  Trust (since  2005);
                                                      Vice  President and  Assistant  Treasurer,
                                                      Fidelity  Group  of  Funds  (until  2004);
                                                      Vice  President  and  Ethics &  Compliance
                                                      Officer,   Fidelity   Investments   (until
                                                      2001).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------
Gordon M. Shone              Treasurer     2006       Treasurer  for John  Hancock  Funds (since     N/A
(1956)                                                2006);  for John  Hancock  Funds II,  John
                                                      Hancock  Funds III and John Hancock  Trust
                                                      (since  2005);  Vice  President  and Chief
                                                      Financial  Officer,   John  Hancock  Trust
                                                      (2003-2005);  Senior Vice President,  John
                                                      Hancock Life  Insurance  Company  (U.S.A.)
                                                      (since   2001);   Vice   President,   John
                                                      Hancock  Investment  Management  Services,
                                                      Inc.,  John Hancock  Advisers,  LLC (since
                                                      2006),   and   The   Manufacturers    Life
                                                      Insurance Company (U.S.A.) (1998 to 2000).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


---------------------------- ------------- ---------- ---------------------------------------------- -----------------
                                                                                                     Number of John
                             Position(s)   Trustee/                                                  Hancock Funds
Name, (Year of Birth),       Held with     Officer    Principal Occupation(s) and other              Overseen by
Address(1)                   Fund          since (2)  Directorships  During Past 5 Years             Trustee
---------------------------- ------------- ---------- ---------------------------------------------- -----------------
John G. Vrysen               Chief         2005       Senior Vice  President,  Manulife  Financial   N/A
(1955)                       Financial                Corporation     (since    2006)    Director,
                             Officer                  Executive    Vice    President   and   Chief
                                                      Financial   Officer,    the   Adviser,   The
                                                      Berkeley Group and John Hancock  Funds,  LLC
                                                      (since 2005);  Executive  Vice President and
                                                      Chief   Financial   Officer,   John  Hancock
                                                      Investment  Management Services,  LLC (since
                                                      2005),   Senior  Vice  President  and  Chief
                                                      Financial Officer,  MFC Global (U.S.) (since
                                                      2005);  Director,   John  Hancock  Signature
                                                      Services,    Inc.   (since   2005);    Chief
                                                      Financial Officer,  John Hancock Funds, John
                                                      Hancock  Funds II, John  Hancock  Funds III,
                                                      and John Hancock  Trust (since  2005);  Vice
                                                      President   and   General   Manager,   Fixed
                                                      Annuities,  U.S.  Wealth  Management  (until
                                                      2005); Vice President,  Operations  Manulife
                                                      Wood Logan (2000-2004).

---------------------------- ------------- ---------- ---------------------------------------------- -----------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The Funds' Board of Trustees currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.

The Audit and Compliance Committee members are Mr. Chapman, Mr. Ladner, Dr. Moore and Ms. McGill Peterson. All of the members of the Audit and Compliance Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee. The Audit and Compliance Committee recommends to the full board auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit and Compliance Committee held four meetings during the fiscal year ended October 31, 2006.

The  Governance  Committee  members  are all of the  independent  Trustees.  The

Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee is a new committee and held four meeting during the fiscal year ended October 31, 2006. (The nominating function of the Governance Committee was previously carried out by the Administration Committee.)


As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on each Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with each Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Funds.

The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of each Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2006.



                                                                                              Aggregate Dollar Range
                                                                                                of holdings in John
                                                                                              Hancock funds overseen
Name of Trustee                      Dollar Range of Fund Shares Owned by Trustee (1)             by Trustee (1)
---------------                      ------------------------------------------------         ----------------------
                               Greater China Opportunities     International     Mid Cap Growth
Independent Trustees
James F. Carlin                            None                  $1-10,000          $1-10,000         Over 100,000
Richard P. Chapman, Jr.                    None               $50,001-100,000       $1-10,000         Over 100,000
William H. Cunningham                      None                    none               none            Over 100,000
Ronald R. Dion                             None                    none               none            Over 100,000
Charles L. Ladner                       $1-10,000                $1-10,000          $1-10,000         Over 100,000
Dr. John A. Moore                       $1-10,000                $1-10,000          $1-10,000         Over 100,000
Patti McGill Peterson                      None               $10,001-50,000        $1-10,000         Over 100,000
Steven R. Pruchansky                       None                    none             $1-10,000         Over 100,000
Non-Independent Trustees
James R. Boyle                             None                    none               none           $10,001-50,000

(1) International does and Greater China Opportunities and Mid Cap Growth do not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his or her fees by electing to have the Adviser invest his or her fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2006, the respective "Dollar Range of International Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows:
$50,001-100,000 and over $100,000 for Mr. Chapman; none and over $100,000 for Mr. Cunningham; none and over $100,000 for Mr. Dion; $1-$10,000 and over $100,000 for Mr. Ladner; $1-10,000 and over $100,000 for Dr. Moore;
$10,001-50,000 and over $100,000 for Ms. McGill Peterson and none and over $100,000 for Mr. Pruchansky.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the

Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.



                                                                                                Total Compensation
                                                                                                from the Fund and
                                                                                                John Hancock Fund
Independent Trustees                     Aggregate Compensation from the Fund (1)            Complex to Trustees (2)
--------------------                     ----------------------------------------            -----------------------
                              Greater China Opportunties      International      Mid Cap Growth
James F. Carlin                          $ 117                    $ 590               $ 741            $ 125,250
Richard P. Chapman*                        119                      595                 750              126,250
William H. Cunningham*                     119                      607                 804              193,250
Ronald R. Dion*                            351                    1,258               1,551              265,250
Charles L. Lander                          127                      679                 866              194,250
Dr. John A. Moore*                         153                      705                 880              146,250
Patti McGill Peterson                      118                      585                 740              126,500
Steven R. Pruchansky*                      152                      700                 898              145,250
Total                                   $1,256                   $5,719              $7,230           $1,322,250

(1) Compensation is for the fiscal year ending October 31, 2006.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2006. As of this date, Mr. Carlin, Mr Chapman, Mr. Dion, Dr. Moore, Mr Pruchansky and Ms. Peterson served on fifty-three (53) funds in the John Hancock Fund Complex: Messrs. Ladner and Cunningham served on one-hundred-forty-three funds (143).

* As of December 31, 2006, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $83,758, Mr. Cunningham was $170,724, Mr. Dion was $579,423, Mr. Lander was $85,936, Ms. McGill Peterson was $30,782, Dr. Moore was $325,332 and Mr. Pruchansky was $330,220 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

Greater China Opportunities Fund

As of December 8, 2006, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.



---------------------------------------------------- ---------------- --------------- ---------------- ---------------
Name and Address of Owners of More than 5% of        Class A          Class B         Class C          Class I
Shares
---------------------------------------------------- ---------------- --------------- ---------------- ---------------
Charles Schwab & Co. Inc.                                  8.32%                                             --
Mutual Fund Department
101 Montgomery St.
San Francisco,  CA 94104-4151

---------------------------------------------------- ---------------- --------------- ---------------- ---------------
MLPFS for the Sole Benefit of its Customers                                5.93%           19.24%            --
Attn:  Fund Administration
4800 Deerlake Dr. East, 2nd Fl.
Jacksonville,  FL  32246-6484

---------------------------------------------------- ---------------- --------------- ---------------- ---------------
Brown Brothers Harriman and Company                                                                        40.95%
As Custodian For 4945317
525 Washington Blvd.
Jersey City, NJ
---------------------------------------------------- ---------------- --------------- ---------------- ---------------

International Fund

As of February 2, 2007, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund, except that as a group they beneficially own 13.04% of Class I. As of that date, and to the knowledge of the Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.



------------------------------------------------- ------------------------- -------------------------
Name and  Address  of  Owners of More than 5% of          Class B                   Class I
Shares
------------------------------------------------- ------------------------- -------------------------
MLPF&S For The Sole                                        6.81%                       --
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

------------------------------------------------- ------------------------- -------------------------
MG Trust Services Custodian                                  --                      53.28%
FBO EKK Eagle America
700 17th St Suite 150
Denver CO 80202-3502

------------------------------------------------- ------------------------- -------------------------
MG Trust Services Custodian                                  --                       8.41%
FBO Perkin Elmer
700 17th St Suite 150
Denver CO 80202-3502

------------------------------------------------- ------------------------- -------------------------
NFS LLC FEBO                                                                         15.31%
NFS/EMTC IRA
FBO Marilyn Paluszak
3 Blackberry Way Unit 106
Manchester MH
------------------------------------------------- ------------------------- -------------------------
LPL Financial Services                                                                8.49
9785 Towne Ceter Drive
San Diego CA

------------------------------------------------- ------------------------- -------------------------
NFS LLC FEBO                                                                          7.67
Keith F. Harstein
Sarah L. Harstein
17 Trailside Road
Medfield MA

------------------------------------------------- ------------------------- -------------------------
Wells Fargo Investments LLC                                                           6.85
625 Marquette Avenue Floor 13
Minneapolis MN

------------------------------------------------- ------------------------- -------------------------

Mid Cap Growth Fund

As of February 2, 2007, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.



------------------------------------------------- -------------------------
Name and  Address  of  Owners of More than 5% of          Class I
Shares
------------------------------------------------- -------------------------
MG Trust Services Custodian FBO Perkin Elmer               27.58%
700 17th St Suite 150
Denver Co.  80202-3502

------------------------------------------------- -------------------------
MLPF&S For The Sole                                        47.20%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

------------------------------------------------- -------------------------
John Hancock Life Insurance Co.                            20.75
Custodian for the Rollover IRA
Jill Granlund
3331 Castleman Lane
Burbank CA
------------------------------------------------- -------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $40 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.


Greater China Opportunities Fund

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Adviser as sole initial shareholder of the Fund. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice with respect to investments, investment policies and the purchase and sale of securities. The Sub-Advisory Agreement was approved by the Adviser as sole initial shareholder of the Fund.

The Subadviser, Manulife Global Investment Management (U.S.A.) Limited, located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, is an indirect wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Corporation is the holding company of the Manufacturers Life Insurance Company and is subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial.

International Fund

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, in conjunction with the subadvisers, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Subadviser, Nicholas-Applegate Capital Management, located at 600 West Broadway, 30th Floor, San Diego, California 92101 is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group").

Mid Cap Growth Fund

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser, will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Sub-Adviser, MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" is located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of December 31, 2006 had approximately $26 billion in assets under management. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) is a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation.


Each Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

Greater China Opportunities Fund

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee, paid daily, at an annual rate equal to 1.00% of the average daily net asset value of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.


For the fiscal years ended October 31, 2005 and 2006, the advisory fees paid to the Fund's Adviser amounted to $40,385 and $513,012, respectively, prior to the expense reduction by the Adviser. After the expense reduction, the Fund paid no advisory fees in 2005 and $496,550 for 2006.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 1.40% of the Fund's average daily net assets with respect to Class A, Class B, and Class C shares, and net operating expenses to 2.10% for Class A, 2.80% for Class B and Class C, and 1.45% for Class I shares of the Fund's average daily net assets.

The Adviser has agreed not to terminate this limitation at least until February 28, 2008.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the
Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by the Sub-Adviser, except that the Sub-Adviser shall be liable for and shall indemnify the Adviser and the Fund from any loss arising out of or based on (i) the Sub-Adviser's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's prospectus or this SAI or any written policies, procedures, guidelines or instructions provided in writing to the Sub-Adviser by the Trustees of the Fund or by the Adviser, (ii) the Sub-Adviser's causing the Fund to fail to satisfy the requirements for qualification as a regulated investment company under the Internal Revenue Code or (iii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly, in arrears, within 5 business days after the end of each month, a fee equal on an annual basis to 0.30% of the average daily net asset value of the Fund. The Subadviser has agreed to waive its fee until the net revenue received by the Adviser from its advisory fee exceeds the Adviser's cumulative costs and to limit its fee to the amount of such net revenue if such net revenue is less than the subadvisory fee.

The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement (discussed below) will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2005 and 2006, the Fund paid the Adviser $2,872 and$8,361,respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this SAI as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the period from commencement of operations through June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.


International Fund

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

          Average Daily Net Assets                             Annual Rate
          First $100 million                                   0.90%
          Next $200 million                                    0.80%
          Next $200 million                                    0.75%
          Amounts over $500 million                            0.625%

Until May 9, 2003, the Fund paid a monthly management fee equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. Effective May 10, 2003, the Adviser has agreed to limit the Fund's expenses (excluding transfer agent and 12b-1 fees) to 1.27% of the Fund's average daily net assets and net operating expenses on Class A shares to 2.35% and Class B and Class C shares to 3.05%. The transfer agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.78% of each class's average daily net assets. The Adviser agreed not to terminate this limitation at least until February 28, 2008.


Prior to May 9, 2003, the Adviser limited the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.90% of the Fund's average daily net assets.


For the fiscal  years  ended  October 31,  2004,  2005 and 2006,  the  Adviser's management fee was $890,991, $895,526 and $1,050,003, respectively. After the expense reductions the Fund paid an advisory fee for the fiscal years ended
October  31,  2004,  2005  and  2006  of  $890,991,   $888,857  and  $1,050,003,
respectively.


As of December 14, 2000, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Until May 11, 2001, as compensation for its services under the Sub-Advisory Agreement, the Adviser paid Nicholas-Applegate quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee received by the Adviser. From May 11, 2001 to May 8, 2003, the Adviser paid quarterly a sub-advisory fee to Nicholas-Applegate equal on an annual basis to (i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.45% of the average daily net asset value of the Fund in excess of $500,000,000. Effective May 10, 2003, Nicholas Applegate reduced its subadvisory fees so that they will be equal on an annual basis to (i) 0.45% of the first $200,000,000 of the average daily net asset value of the Fund; and (ii) 0.40% of the average daily net asset value of the Fund in excess of $200,000,000. Nicholas-Applegate is a limited liability company  organized  under the laws of the State of  Delaware  partnership,  with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Subadviser or any of their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other Funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or a Subadviser for the Fund or for other funds or clients for which the Adviser or a Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to their Advisory Agreements and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all of the Trustees. On April 25, 2001, the shareholders of the Fund approved the appointment of Nicholas-Applegate as Subadviser. The Advisory Agreement, the Nicholas-Applegate Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of each Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.


For the fiscal year ended October 31, 2004, 2005 and 2006, the International Fund paid the Adviser $26,861, $24,876 and $22,053, respectively, for services under this Agreement. Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this SAI as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.


Mid Cap Growth Fund

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

        Average Daily Net Assets                              Annual Rate
        First $500,000,000                                   0.80%
        Next$500,000,000                                     0.75%
        Amount over $1,000,000,000                           0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Adviser an investment advisory fee of $1,223,563, $1,086,454 and $1,102,252 respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the "Life company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement were approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

        Average Daily Net Assets                             Annual Rate
        First $500,000,000                                   0.35%
        Next $500,000,000                                    0.30%
        Amount over $1,000,000,000                           0.25%


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Adviser $41,644, $31,938 and $24,682, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund who in turn has made contractual arrangements for the Fund's Sub-Adviser to vote proxies relating to securities held by the Fund. A summary of the Sub-Adviser's proxy voting guidelines is attached to this SAI as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


Other Accounts the Portfolio Managers are Managing. The tables below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2006 for Greater China Opportunities Fund, International Fund and Mid Cap Growth Fund. All information on the number of accounts and total assets in the table for Mr. Valeiras is as of October 31, 2006. The information in the table for Mr. Willyard, who recently joined the portfolio management team, is as of November 30, 2006. For purposes of the tables, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.


Greater China Opportunities Fund


--------------------------------------- ------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME                  Other Accounts Managed the Portfolio Managers
--------------------------------------- ------------------------------------------------------------------------------
Pauline Dan                             Other Registered Investment Companies:  None

                                        Other  Pooled   Investment   Vehicles:   3  entities  with  total  assets  of
                                        approximately $443 million.

                                        Other  Accounts:  Six (6) accounts  with total assets of  approximately  $1.1 billion.
--------------------------------------- ------------------------------------------------------------------------------


The Subadviser does not generally receive a fee based on the investment performance of the accounts reflected in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

  o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser and the Subadviser have policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

  o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser and the Subadviser generally require that such trades be "bunched", which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser or the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

  o  A  portfolio  manager  could  favor an account if the  portfolio  manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The Subadviser has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

  o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser or the Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

International Fund


--------------------------------------- -----------------------------------------------------------------------------
PORTFOLIO MANAGER NAME                  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
--------------------------------------- -----------------------------------------------------------------------------
Horacio A. Valeiras                     Other  Registered  Investment  Companies:  Fifty-one  (51)  funds with total assets of approximately $7,676 million.

                                        Other Pooled  Investment  Vehicles:  Fourteen  (14) entity with total assets of approximately $768 million.

                                        Other  Accounts:  One hundred and three (103)  accounts with total assets of approximately $5,605 million.

--------------------------------------- -----------------------------------------------------------------------------
Vincent Willyard, CFA                   Other Registered  Investment  Companies:  Six (6) funds with total assets of approximately $689 million.

                                        Other Pooled  Investment  Vehicles:  Two (2)  entities  with total assets of approximately $80 million.

                                        Other Accounts:  Nine (9) accounts with total assets of  approximately  $454 million.

--------------------------------------- -----------------------------------------------------------------------------

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, each Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Funds as well as one or more other accounts.

The Adviser and the Subadviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadviser has policies and procedures in place to prevent and deter conflicts of interest and favoritism between accounts managed by the firm's investment teams in terms of trade allocation. The Subadviser considers many factors when allocating securities among the various accounts under management. The Subadviser reviews, among other things, the account's investment style, applicable restrictions, and the availability of securities, cash and other holdings prior to allocating securities. The Subadviser tries to manage accounts in such a way that all accounts will have an equitable and fair opportunity to participate in investment allocations; however, accounts are not assured of participating equally or at all, in particular investment allocations.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. Allocations of buy/sell orders among accounts are determined by the Subadviser's portfolio managers prior to submitting the orders. If a particular order is not completed due to market conditions (partial fills), the accounts involved will be allocated their pro rata share of the trade. When client orders are "bunched" in a block trade in a particular security and executed in a series of transactions on a given day, each account will reflect the average price paid/received on that day. Also, if two or more investment teams make a decision to buy or sell a certain security, the orders will be executed in the order received until such time as both orders are on the trading desk. After that point, all remaining (unfilled) orders will be aggregated and processed as described above.

o    A  portfolio  manager  could  favor an account if the  portfolio  manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The Subadviser's compensation structure for portfolio managers is based on performance of the composite of like accounts as well as the manager's ability to minimize dispersion among like accounts. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Mid Cap Growth Fund


--------------------------------------- ------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME                  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
--------------------------------------- ------------------------------------------------------------------------------
Thomas P. Norton                        Other Registered Investment  Companies:  Four (4) funds with total net assets of approximately $334.7 million.

                                        Other Pooled Investment Vehicles:  None

                                        Other Accounts:  One (1) account with total net assets of  approximately  $12 million.
--------------------------------------- ------------------------------------------------------------------------------


The Adviser and Sub-Adviser do not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts.

The Adviser and the Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Sub-Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

  o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

  o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

  o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to one of the other accounts managed by a portfolio manager.

  o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

  o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Sub-Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Greater China Opportunities Fund

MCF Global portfolio managers receive a competitive compensation package that consists of a fixed base salary (set annually), a performance-based bonus and a Manulife share ownership plan. With respect to the performance-based bonus, the pre-tax investment performance of all accounts managed by the investment professional over a one-year period considered. The pre-tax performance of each account is measured relative to an appropriate benchmark. In the case of the Fund, performance is measured against the Fund's benchmark, the MSCI China Free Index. Other factors considered under the formula for calculating the performance-based bonus include the overall financial performance of the Sub-Adviser's parent company, Manulife Financial Corporation ("MFC") and the financial performance of the relevant division and business unit of MFC.

The magnitude of the performance based bonus and participation in equity ownership reflects to the seniority and role of each portfolio manager. MFC Global seeks to ensure retention through competitive compensation that rewards both individual and team performance. The overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys. By maximizing the performance bonus at the top of the second quartile, this structure helps to ensure that the portfolio managers do not incur undue risk in the portfolios they manage.

Share Ownership by Portfolio Managers. . The following table indicates as of October 31, 2006, the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million


------------------------------ -------------------------------------------
Portfolio Manager                    Range of Beneficial Ownership
------------------------------ -------------------------------------------
Pauline Dan                                        A
------------------------------ -------------------------------------------


International Fund

The Subadviser's compensation policy features short-term and long-term components. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual bonus, profit-sharing plan, as well as customary benefits that are offered generally to all salaried employees of the Subadviser. The investment teams' total annual compensation is directly affected by the performance of their portfolios, their individual performance, performance of their team, and profitability of the firm. Investment professionals are awarded bonuses based primarily on product performance. Portfolio dispersion, retention of assets, and a qualitative review are also considered when calculating bonuses. This qualitative review evaluates members of the portfolio management team based on their consistent implementation of the firm's investment philosophy and processes. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

  o Base Salary. Base compensation is fixed and is commiserate with experience. Base compensation is normally reevaluated on an annual basis.

  o Bonus. Investment professionals are eligible to receive an annual bonus, the amount of which is wholly determined by a formula. Approximately 75% of an investment professional's bonus is based on one- and three-year annualized pre-tax performance of all client accounts for which the investment professional has day-to-day responsibility, with greater weight placed on three-year performance. Relative performance to the benchmark is approximately half of the calculation and the product's peer ranking in institutional consultant universes determines the other half. The Fund's performance, for compensation purposes, is measured relative to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index and the Callan International Equity peer universe. The remaining 25% of the bonus is based on a qualitative review and firm profitability from its investment operations. The qualitative review evaluates members of the portfolio management team based on its consistent implementation of the investment process. Lead portfolio managers evaluate the members of their team.

  o Profit Sharing Plan. Investment teams may participate in a profit-sharing plan. Each team receives a pool that is based on earnings before interest, taxes, depreciation and amortization ("EBITDA") of their product and is distributed subjectively. All team members are eligible. Allocations are decided by the lead portfolio manager of the team. The share of EBITDA increases with increasing profitability. The Subadviser's management believes this structure, together with the bonus based on investment performance, fully aligns the team with client interests.

While the profitability of the adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million


------------------------------ -------------------------------------------
Portfolio Manager                    Range of Beneficial Ownership
------------------------------ -------------------------------------------
Horacio A. Valeiras                                A
------------------------------ -------------------------------------------
Vincent Willyard, CFA*                             A
------------------------------ -------------------------------------------
*Information for Mr. Willyard, who recently joined the portfolio management team, is as of November 30, 2006.


Mid Cap Growth Fund

The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

  o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

  o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

     o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

     o The Profitability of the Sub-Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Sub-Adviser.

     o Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

  o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would

The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

------------------------------ -------------------------------------------
Portfolio Manager                    Range of Beneficial Ownership
------------------------------ -------------------------------------------
Thomas P. Norton                                   A
------------------------------ -------------------------------------------


DISTRIBUTION CONTRACTS


The Funds have Distribution Agreements with John Hancock Funds. Under the agreements, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. John Hancock Funds accepts orders for the purchase of the shares of the Funds that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Funds shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Greater China Opportunities Fund's Class A shares for the fiscal years ended October 31, 2005 and 2006 was $215,162 and $833,658, respectively. Of such amounts $32,281 and $131,308, respectively were retained by John Hancock Funds.

Total underwriting commissions (sales charges) for sales of the International Fund's Class A shares for the fiscal years ended October 31, 2004, 2005 and 2006 were $56,958, $69,942 and 124,988 respectively. Of such amounts $7,452, $10,283 and $19,191, respectively, were retained by John Hancock Funds in 2004, 2005 and 2006 Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended October 31, 2004, 2005 and 2006 were $4,616, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were paid/reallowed to Selling Firms.

Total underwriting commissions (sales charges) for sales of the Mid Cap Growth Fund's Class A shares for the fiscal years ended October 31, 2004, 2005 and 2006 were $94,720, 61,951 and $82,977, respectively. Of such amounts $12,207 $7,459 and $11,142, respectively, were retained by John Hancock Funds in 2004, 2005 and 2006. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended October 31, 2004, 2005 and 2006 were $0, $0 and $0, respectively. No Class C commissions were retained by John Hancock funds; the underwriting commissions were paid/reallowed to Selling Firms.


The Funds' Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, a Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of a Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time.


Greater China Fund: For the fiscal year ended October 31, 2006, an aggregate of $190,766 of distribution expenses or 2.16% of the average net assets of the Class B shares of the Fund, were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in the prior periods. For the fiscal year ended October 31, 2006, an aggregate of $50,618 of distribution expenses or 0.74% of the average net assets of the Class C shares of the Fund, were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in the prior periods.

International Fund: For the fiscal year ended October 31, 2006, an aggregate of $1,646,684 of distribution expenses or 6.96% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2006, an aggregate of $(112,895) of distribution expenses or (2.52)% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Mid Cap Growth Fund: For the fiscal year ended October 31, 2006, an aggregate of $3,922,380 of distribution expenses or 16.45% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the year ended October 31, 2006, an aggregate of $223,001 of distribution expenses or 6.78% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior period.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Funds' outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Funds which have voting rights with respect to that Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Funds. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares (and Class NAV shares in the case of Greater China Opportunities) of the Funds are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.


Amounts paid to John Hancock Funds by any class of shares of the Funds will not be used to pay the expenses incurred with respect to any other class of shares of the Funds; provided, however, that expenses attributable to the Funds as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2006, each Fund paid John Hancock Funds the following amount of expenses in connection with their services for the Fund.

                                  Expense Items

                                              Printing and                                              Interest
                                               Mailing of        Compensation       Expenses of        Carrying or
                                             Prospectuses to          to           John Hancock       Other Finance
Shares                      Advertising     New Shareholders    Selling Firms          Funds             Charges
------                      -----------     ----------------    -------------      ------------       -------------
Greater China Opportunities
Class A                      $1,023             $(131)               $1,398            $112,057             $0
Class B                      $9,339             $ (28)                $ 559            $ 62,820             $0
Class C                      $3,980             $ (26)               $1,721            $ 46,301             $0
International
Class A                     $ 7,018              $102               $80,931            $151,942             $0
Class B                     $22,836              $ 66               $52,365            $ 98,312             $0
Class C                     $ 2,209              $ 36               $21,719            $ 24,972             $0
Mid Cap Growth
Class A                      $7,400              $145              $167,620            $145,004             $0
Class B                      $9,582              $145              $117,802            $125,611             $0
Class C                       $ 822              $ 21              $ 18,629            $ 16,116             $0


SALES COMPENSATION

As part of their business strategies, the Funds, along with the Distributor, pay compensation to Selling Firms that sell the Funds' shares. These firms typically pass along a portion of this compensation to your broker or financial representative.


The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of each fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts", "Initial Sales charge on Class A shares" and "Deferred Sales Charge on Class B and Class C shares" in this SAI. For Class I and Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.


The portions of these expenses that are paid to Selling Firms are shown on the next page.

Initial compensation. Whenever you make an investment in Class A, Class B or Class C shares of a Fund, the Selling Firm receives a reallowance/payment/commission as described below. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation. For Class A, Class B and Class C shares of the Funds, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Funds the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.




Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of January 2, 2007, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

--------------------------------------------------------------------------------
1st Global Capital Corp.                A. G. Edwards & Sons, Inc.
--------------------------------------------------------------------------------
AIG Advisor Group                       Ameriprise Financial Services, Inc.
--------------------------------------------------------------------------------
AXA Advisors, LLC                       Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
Commonwealth Financial Network          Crown Capital Securities, L.P.
--------------------------------------------------------------------------------
CUSO Financial Services, L.P.           Ferris, Baker, Watts Incorporated
--------------------------------------------------------------------------------
First Tennessee Brokerage, Inc.         Girard Securities
--------------------------------------------------------------------------------
H.D. Vest Investment Services           ING Financial Partners, Inc.
--------------------------------------------------------------------------------
Investacorp, Inc.                       Investment Professionals, Inc.
--------------------------------------------------------------------------------
Janney Montgomery Scott LLC             J.J.B. Hilliard, W. L. Lyons, Inc.
--------------------------------------------------------------------------------
John Hancock Financial Network          Lincoln Financial Advisors Corporation
--------------------------------------------------------------------------------
Linsco/Private Ledger Corp.             Merrill, Lynch, Pierce, Fenner, & Smith
                                        Incorporated
--------------------------------------------------------------------------------
Morgan Keegan & Company, Inc            Morgan Stanley & Co., Incorporated
--------------------------------------------------------------------------------
National Planning Corporation           NFP
--------------------------------------------------------------------------------
Oppenheimer & Co., Inc..                Pacific Select Group
--------------------------------------------------------------------------------
Prudential Investments LLC              Raymond James & Associates, Inc.
--------------------------------------------------------------------------------
RBC Dain Rauscher Inc.                  Robert W. Baird & Co. Incorporated
--------------------------------------------------------------------------------
Securities America, Inc                 Stifel, Nicolaus & Company, Incorporated
--------------------------------------------------------------------------------
Transamerica Financial Advisors, Inc.   UBS Financial Services, Inc
--------------------------------------------------------------------------------
UVEST Financial Services, Inc.          Wachovia Securities, LLC
--------------------------------------------------------------------------------
Wells Fargo Investments, LLC            Woodbury Financial Services
--------------------------------------------------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds, and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.


              First Year Broker or Other Selling Firm Compensation

                                   Investor pays
                                   sales charge         Selling Firm         Selling Firm
                                   (% of offering       receives             receives 12b-1       Total Selling Firm
Class A investments                price) (1)           commission (2)       service fee (3)      compensation (4)(5)
-------------------                -------------        --------------       ---------------      -------------------
Up to $49,999                      5.00%                4.01%                0.25%                4.25%
$50,000 - $99,999                  4.50%                3.51%                0.25%                3.75%
$100,000 - $249,999                3.50%                2.61%                0.25%                2.85%
$250,000 - $499,999                2.50%                1.86%                0.25%                2.10%
$500,000 - $999,999                2.00%                1.36%                0.25%                1.60%

Investments of Class A shares of
$1 million or more

First $1M - $4,999,999             --                   0.75%                0.25%                1.00%
Next $1 - $5M above that           --                   0.25%                0.25%                0.50%
Next $1 or more above that         --                   0.00%                0.25%                0.25%

Investment of Class A shares by
certain Retirement Plans (6)

First $1M - $4,999,999             --                   0.75%                0.25%                1.00%
Next $1 - $5M above that           --                   0.25%                0.25%                0.50%
Next $1 or more above that         --                   0.00%                0.25%                0.25%

Class B investments

All amounts                        --                   3.75%                0.25%                4.00%

Class C investments

All amounts                        --                   0.75%                0.25%                1.00%

Class I investments
All amounts                        --                   0.00%                0.00%                0.00% (7)

(1) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(3) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(4) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)  Underwriter retains the balance.

(6) Commissions (up to 1.00%) are paid to dealer who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more, or with 100 or more eligible employees at the time of purchase.

(7) John Hancock Funds, LLC may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.


NET ASSET VALUE

The NAV for each class of a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of that Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by a Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of a Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, each Fund has adopted fair value pricing procedures, which, among other things, require the Funds to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that a Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of a Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis

(the "contingent deferred sales charge" or "CDSC"). The Trustees reserve the right to change or waive the Funds' minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Funds' best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Funds, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination" and "Accumulation Privileges" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group, Inc. (the "Princeton Retirement Group") servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or the Princeton Retirement Group representative for further information.


o    Retirement plans investing through the PruSolutions(sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

        Amount Invested                                 CDSC Rate
        ---------------                                 ---------
        First $1 to $4,999,999                          1.00%
        Next $1 to $5M above that                       0.50%
        Next $1 or more above that                      0.25%

As of July 15, 2004, no initial sales charge is imposed on Class C shares.

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of both Class B and Class C of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

  o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                  $600.00
  o *Minus Appreciation ($12 - $10) x 100 shares                                (200.00)
  o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)     (120.00)
                                                                                --------
  o Amount subject to CDSC                                                      $280.00

  *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information.

* Redemptions of Class A shares by retirement plans that invested through PruSolutions(sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401)k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs of the Internal Revenue Code.

Please see matrix for some examples.

------------------------  ------------------ ----------------- ----------------- ------------------- -----------------
                           401 (a) Plan
                           (401 (k), MPP,
                           PSP) 457 & 408
Type of                    (SEPs & Simple
Distribution               IRAs)             403 (b)            457               IRA, IRA Rollover  Non-retirement
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Death or Disability        Waived            Waived             Waived            Waived             Waived
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Over 70 1/2                Waived            Waived             Waived            Waived for         12% of account
                                                                                  required minimum   value annually
                                                                                  distributions*or   in periodic
                                                                                  12% of account     payments
                                                                                  value annually
                                                                                  in periodic
                                                                                  payments.
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Between 59 1/2 and         Waived            Waived             Waived            Waived for Life    12% of account
70 1/2                                                                            Expectancy or      value annually
                                                                                  12% of account     in periodic
                                                                                  value annually     payments
                                                                                  in periodic
                                                                                  payments.
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Under 59 1/2               Waived for        Waived for         Waived for        Waived for         12% of account
(Class B and Class C       annuity           annuity payments   annuity           annuity payments   value annually
only)                      payments (72t)    (72t) or 12% of    payments (72t)    (72t) or 12% of    in periodic
                           or 12% of         account value      or 12% of         account value      payments
                           account value     annually in        account value     annually in
                           annually in       periodic           annually in       periodic
                           periodic          payments.          periodic          payments.
                           payments.                            payments.
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Loans                      Waived            Waived             N/A               N/A                N/A
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Termination of Plan        Not Waived        Not Waived         Not Waived        Not Waived         N/A
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Hardships                  Waived            Waived             Waived            N/A                N/A
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Qualified Domestic         Waived            Waived             Waived            N/A                N/A
Relations Orders
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Termination of             Waived            Waived             Waived            N/A                N/A
Employment Before Normal
Retirement Age
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------
Return of Excess           Waived            Waived             Waived            Waived             N/A
-------------------------- ----------------- ------------------ ----------------- ------------------ -----------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS NAV SHARES

Greater China Opportunities Fund Only

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of John Hancock Funds II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.


SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I shares for Class I shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Funds permit the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Funds shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Funds could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Funds may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".

Retirement plans participating in Merrill Lynch's servicing programs:


Class A shares  are  available  at net  asset  value  for  Merrill  Lynch or the
Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Funds for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Funds shares. This fee is paid by the Adviser, the Funds, and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the Funds and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Funds, designated as Class A, Class B, Class C and Class I and Class NAV in the case of Greater China Opportunities Fund.


The shares of each class of the Funds represent an equal proportionate interest in the aggregate net assets attributable to that class of the Funds. Holders of each class of shares have certain exclusive voting rights on matter relating to their respective distribution plans. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The fund no longer issues share certificates. Shares are electronically recorded.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Funds available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds has no intention of holding annual meetings of shareholders. Funds shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Funds' Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Funds' assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Funds' prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Funds reserve the right to reject any application which conflicts with the Funds' internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.

TAX STATUS

The Funds are treated as separate entities for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Funds will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Funds will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Funds' current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Funds' "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Funds' "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Funds.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Funds shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

For Greater China Opportunities, the Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

For all of the Fund, if the Funds invest in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Funds could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Funds are timely distributed to its shareholders. The Funds would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and losses  realized  by the Funds in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Funds must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Funds' investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Funds or their shareholders in future years.



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

For Mid Cap Growth Fund, the Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

For International Fund, the Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

For all of the Funds, the amount of the Funds' net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/ or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Funds shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Funds. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Funds (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Funds cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after


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

their purchase to the extent shares of the Funds or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with other shares of the Funds within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Funds shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Funds reserve the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Funds. Upon proper designation of this amount by the Funds, each shareholder would be treated for Federal income tax purposes as if the Funds had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Funds and reinvested the remainder in the Funds. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Funds' taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Funds, and
(c) be entitled to increase the adjusted tax basis for his shares in the Funds by the difference between his pro rata share of such excess and his pro rata shares of such taxes.

For Federal income tax purposes, the Funds are permitted to carry forward a net realized capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Funds and, as noted above, would not be distributed as such to shareholders.


For Greater China Opportunities Fund, as of October 31, 2006 there were no capital loss carryforwards.


If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market


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

discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.


For International Fund, the Fund has a $ 63,646,226 capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. The Fund's carryforwards expire as follows: $ 281,698 expires in October 31, 2007, $45,512,568 expires in October 31, 2008, $13,925,126 expires in October 31, 2009 and $3,926,834 expires in October 31, 2010. The availability of a certain amount of these capital loss carryforwards acquired in fund mergers in a given year may be limited due to merger loss limitation rules.


If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.


For Mid Cap Growth Fund, the Fund has a $ 66,860,880 capital loss carryforward available, to the extent provided by regulations, to offset future net capital gains. The Fund's carryforwards expire as follows: $410,842 on October 31, 2008, $41,443,592 on October 31, 2009, and $25,006,446 on October 31, 2010.


If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

For all of the Funds, the Funds are required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Funds elect to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forward, short sales or other transactions may also require the Funds to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Funds to obtain cash corresponding to its earnings or assets in those countries. However, the Funds must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Funds may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Funds' distributions


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

are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Funds may in their sole discretion provide relevant information to shareholders.

The Funds will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Funds shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by the Funds, if any, from U.S. domestic corporations in respect of any share of stock held by the Funds, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Funds may be treated as qualifying dividends. Because the Funds are not generally anticipated to invest a significant portion of its assets in the stock of such U.S. corporations, it is unlikely that a substantial portion of its distributions will qualify for the dividends received deduction. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Funds for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures and forward foreign currency contracts undertaken by the Funds may cause the Funds to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Funds. Additionally, the Funds may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the

Funds' portfolio. Also, certain of the Funds' losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gains. Certain of these transactions may also cause the Funds to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Funds' distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Funds shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds are effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Funds anticipate that, provided that the Funds qualify as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Subadviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Funds' trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee which consists of officers of the Sub-Adviser and quarterly by the Adviser's Investment Committee and its Brokerage Practices Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Funds.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis.

In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Funds' primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock funds, however the Adviser and Subadviser do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. To the extent consistent with the foregoing, the Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Subadviser of the Funds. The Adviser and/or Sub-Adviser have implemented policies and procedures (approved by the Funds' board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Funds shares.


Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Funds may pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's or Sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of specialized consultations with the Adviser's or Subadviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser's or Subadviser's staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Funds is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Funds or the Adviser or Sub-Adviser's other clients.

In effecting portfolio transactions on behalf of the Funds and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser and/or the Subadviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.


For the  fiscal  years  ended  October  31,  2005 and 2006,  the  Greater  China
Opportunities  Fund  paid  negotiated  brokerage   commissions  of  $47,615  and
$348,256, respectively.

For the fiscal years ended October 31, 2004, 2005 and 2006, the International Fund paid negotiated brokerage commissions of $$745,110, $708,057 and 589,888 respectively.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Mid Cap Growth Fund paid negotiated brokerage commissions of $516,018, $313,559 and $290,249, respectively.


Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Funds would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Funds, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid no brokerage commissions to any Affiliated Broker.

Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Dresdner Bank AG, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; Grantchester Securities; US Allianz Securities, Inc.; (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the fiscal year ended October 31, 2003, this amounted to approximately 0.0672% of the aggregate brokerage commissions paid by the Fund for the transactions involving approximately 0.0001% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions. During the fiscal year ending October 31, 2004, this amount accounted to approximately 0.02% ($155.33/$840,895) of the aggregate brokerage commissions paid by the Fund for the transactions involving approximately 0.02% ($77,663/$404,226,375) of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions. During the fiscal year ending October 31, 2006, there were no brokerage commissions paid to affiliated brokers.


Other investment advisory clients advised by the Adviser or Subadviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Funds. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund.


The Funds pays Signature Services monthly a fee which is based on an annual rate of $15.00 for each Class A shareholder account and $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account plus certain out-of-pocket expenses. Prior to January 1, 2006, the Funds paid Signature Services monthly a fee which was based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account plus certain out-of-pocket expenses. Effective July 1, 2006, Signature Services agreed to limit the transfer agent fees on Class A, B and C shares to 0.40% of average daily net assets of the Greater China Opportunities Fund and the International Fund until February 28, 2008.

Effective May 10, 2003, Signature Services agreed to limit transfer agent fees on International Class A, B and C shares to 0.78% of each class's average daily net assets at least until February 28, 2008.

The Funds also pay Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Funds also pay certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values. Signature Services agreed to voluntarily reduce the asset-based portion of the Funds' transfer agent fee for Class A, B and C shares if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by greater than 0.05%

The Funds pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP audits and renders an opinion on the Funds' annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this SAI for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk. The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk. The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B


DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations  rated Baa are  subject  to  moderate  credit  risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An  obligation  rated `AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated `BB', `B', `CCC' `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:   Highly speculative.
o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

CCC:
o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
o    For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

CC:
o    For  issuers  and  performing  obligations,  default  of some kind  appears probable.
o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of `R4' (average) or `R5' (below average).

C:
o    For issuers and performing obligations, default is imminent.
o    For   individual   obligations,   may  indicate   distressed  or  defaulted
     obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

RD:
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D:
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or
- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or CCC-C categories.

Default  is   determined   by  reference  to  the  terms  of  the   obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 ; Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 ; Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor's

Commercial Paper
A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degress of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated `B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings Standard & Poor's assigns `dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

Moody's

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection. Standard and Poor's

Short-Term Issue
A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
  o Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
  o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

APPENDIX C


                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC

                              Proxy Voting Summary


We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.


Currently,   John  Hancock   Advisers,   LLC  ("JHA")  and  MFC  Global   (U.S.)
("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.


JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, Mergers and Corporate Restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
  o  the compensation committee is not fully independent;
  o  plan dilution is more than 10% of outstanding common stock;
  o company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;
  o the option is not premium priced or indexed, or does not vest based on future performance.

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
  o the plan allows stock to be purchased at less than 85% of fair market value;
  o  this plan dilutes outstanding common equity greater than 10%;
  o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;
  o  the potential dilution from all company plans is more than 85%.

With respect to director stock incentive/option plans, we will vote against management if:
  o the minimum vesting period for options or time lapsing restricted stock is less than one year;
  o  the potential dilution for all company plans is more than 85%.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
  o  change the company name;
  o  approve other business;
  o  adjourn meetings;
  o  make technical amendments to the by-laws or charters;
  o  approve financial statements;
  o  approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

  o  calling for shareholder ratification of auditors;
  o  calling for auditors to attend annual meetings;
  o  seeking to increase board independence;
  o  requiring minimum stock ownership by directors;
  o seeking to create a nominating committee or to increase the independence of the nominating committee;
  o  seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC
                             Proxy Voting Procedures


The role of the proxy voting service


John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.


The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.


With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans

APPENDIX D


                      HOW NICHOLAS-APPLEGATE VOTES PROXIES

The Funds' Investment Adviser votes proxies on behalf of the Funds pursuant to written Proxy Policy Guidelines and Procedures ("Proxy Guidelines") adopted by the Funds. A summary of the Proxy Guidelines is provided below. To obtain information on how your Fund's securities were voted, please contact your account representative at 1-800-551-8043. In addition, the following proxy voting guidelines apply to Nicholas Applegate separately managed accounts.

--------------------------------------------------------------------------------
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
--------------------------------------------------------------------------------
                              Proxy Voting Summary
Revised 1/3/07
                                Effective 1/31/07

Nicholas-Applegate Capital Management takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.

We vote all proxies received according to our written guidelines, Glass Lewis recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines contained herein reflect our normal voting position on certain issues, and may not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our client's best interest. In certain cases, we will vote a specific account outside of our policy upon client request. To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings to ensure ballots are received and voted. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the proxy analysis is used for each issue, and all votes are recorded. Any variance from stated policy is carefully noted, including the reason for the variance. In some circumstances NACM is not notified of a ballot to vote, therefore resulting in a non-voted ballot.

The proxy voting and record keeping are provided through a third party vendor, Glass Lewis. We maintain proxy voting records for all applicable accounts and make these records available to clients at their request.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
--------------------------------------------------------------------------------
                             Proxy Voting Guidelines
--------------------------------------------------------------------------------
                                 Revised 1/3/07
--------------------------------------------------------------------------------
I.   External Auditor
--------------------------------------------------------------------------------

A.   Auditors

     Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position. Additionally, we may vote against ratification of auditors:

     - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.
     - If there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).
     - When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.
     - When audit fees are excessively low, especially when compared with other companies in the same industry.
     - When the company has aggressive accounting policies.
     - When the Auditor has liability caps.
     - When the Auditor performs tax services for the CEO or CFO of the company.

--------------------------------------------------------------------------------
II.  Board of Directors
--------------------------------------------------------------------------------

A.   Director Nominees

     Votes on director nominees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

     o Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength
     o  Executive Compensation
     o  Director Compensation
     o  Corporate Governance Provisions and Takeover Activity
     o  Criminal Activity
     o  Investment in the Company
     o  Interlocking Directorships
     o  Inside, Outside, and Independent Directors
     o  Board Composition
     o  Number of Other Board Seats
     o  Any problems or issues that arose on Other Board assignments
     o  Support of majority-supported shareholder proposals.

B.   Director Indemnification and Liability Protection

     1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

     3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

     4. Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.   Director Duties and Stakeholder Laws

     Vote against management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.   Director Nominations

     Vote in accordance with Glass Lewis shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.   Inside Versus Independent Directors

     1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.   Stock Ownership Requirements

     Vote in accordance with Glass Lewis on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.   Term of Office

     Vote against proposals to limit the tenure of outside directors.

--------------------------------------------------------------------------------
III. Proxy Contests and Corporate Defenses
--------------------------------------------------------------------------------

A.   Proxy Contests for Board Seats

     All votes in a contested election of directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B.   Classified Boards

     1. Vote against proposals to classify the board.

     2. Vote for proposals to repeal a classified board, and to elect all directors annually.

C.   Cumulative Voting

     1. Vote for proposals to permit cumulative voting in the election of directors.

     2. Vote against proposals to eliminate cumulative voting in the election of directors.

D.   Director Nominations

     Vote against management proposals to limit shareholders' ability to nominate directors.

E.   Shareholders' Right to Call Special Meetings

     1. Vote against management proposals to restrict or prohibit shareholders' ability to call special meetings.

     2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.   Shareholder Action by Written Consent

     1. Vote against management proposals to restrict or prohibit shareholders' ability to take action by written consent.

     2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G.   Size of the Board

     1. Vote for proposals that seek to fix the size of the Board.

     2. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.

H.   Shareholders' Ability to Remove Directors

     1. Vote against proposals that state directors may be removed only for cause.

     2. Vote for proposals to restore shareholder ability to remove directors with or without cause.

     3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     4. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

--------------------------------------------------------------------------------
IV.  Tender Offers and Corporate Defenses
--------------------------------------------------------------------------------

A.   Fair Price Provisions

     1. Vote in accordance with Glass Lewis analysis and recommendation on management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

     2. Vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B.   Greenmail

     1. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.

C.   Poison Pills

     1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

     2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. Management proposals to ratify a poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D.   Stakeholder  Provisions

     Vote  against   management   proposals   allowing  the  board  to  consider
     stakeholders' (outside constituencies') interests when faced with a tender offer.

E.   Super-majority Vote Requirement to Approve Mergers

     1. Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

     2.  Vote  against   management   proposals  to  require  a   super-majority
     shareholders' vote to approve mergers and other significant business combinations.

F.   Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

     1. Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

     2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.   Unequal Voting Rights

     Vote in accordance with Glass Lewis analysis and recommendation on proposals for dual class exchange offers and dual class recapitalizations.

H.   Existing Dual Class Companies

     1. Vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

     2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.   White Squire Placements

     Vote for shareholder proposals to require approval of all blank check preferred stock issues.

--------------------------------------------------------------------------------
V.   Miscellaneous Corporate Governance Provisions
--------------------------------------------------------------------------------

A.   Abstention Votes

     Vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B.   Annual Meetings

     1. Vote against management proposals asking for authority to vote at the meeting for "other matters".

     2. Vote against shareholder proposals to rotate the time or place of annual meetings.

C.   Confidential Voting and Independent Tabulation and Inspections

     Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.   Equal Access

     Vote for shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.   Bundled Proposals

     Bundled or "conditioned" proxy proposals are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.   Shareholder Advisory Committee

     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G.   Disclosure Proposals

     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H.   Conflict of Interest

     When facing conflicts between our interests and the interests of our clients, Nicholas-Applegate will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, Nicholas-Applegate must exercise caution to ensure our clients' interests are not compromised.

     We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

     (i) identify any situation where we do not intend to vote in accordance with our normal policy on any issue;
     (ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;
     (iii)review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);
     (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision;
     (v) Pursuant to the request of the Board of Trustees of the Nicholas-Applegate Institutional Funds, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.

The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

--------------------------------------------------------------------------------
VI.  Capital Structure
--------------------------------------------------------------------------------

A.   Common Stock Authorization

     1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. Vote in accordance with Glass Lewis analysis and recommendation on proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.   Stock Distributions:  Splits and Dividends

     Vote in accordance with Glass Lewis analysis and recommendation on management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.   Reverse Stock Splits

     Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares.

D.   Blank Check Preferred Stock

     1. Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

     4. Vote against proposals that create "blank check" preferred stock.

E.   Adjustments to Par Value of Common Stock

     Vote for management proposals to reduce the par value of common stock.

F.   Preemptive Rights

     Proposals to provide shareholders with preemptive rights are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G.   Debt Restructuring

     Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H.   Share Repurchase Programs

     Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

--------------------------------------------------------------------------------
VII. Executive Compensation/Employee Consideration
--------------------------------------------------------------------------------

A.   Incentive Plans

     All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

      o  Necessity
      o  Reasonableness Test
      o  Participation
      o  Dilution
      o  Shares Available
      o  Exercise and Payment Terms
      o  Change-in-Control Provisions
      o  Types of Awards
      o  Company specific dilution cap calculated
      o Present Value of all incentives, derivative awards, cash/bonus compensation
      o  Shareholder   wealth  transfer  (dollar amount of  shareholders' equity
         paid it's executives)
      o Voting power dilution - Potential percent reduction in relative voting power
      o  Criteria for awarding grants
      o  The pace of grants
      o  The value of grants per employee compared with the company's peers
      o  Allowance for repricing of options
      o  Past granting patterns
      o  Process for determining pay levels

B.   Shareholder Proposals to Limit Executive and Director Compensation

     1.   Generally,   vote  in  accordance   with  Glass  Lewis   analysis  and
     recommendation on shareholder proposals that seek additional disclosure of executive and director compensation information.

     2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C.   Golden Parachutes

     1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D.   Employee Stock Ownership Plans (ESOP)

     1. Vote in accordance with Glass Lewis analysis and recommendation on proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

     2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

      o  Reasonableness Test
      o  Participation
      o  Administration
      o  Shares Available
      o  Exercise and Payment Terms
      o  Change-in-Control Provisions
      o  Types of Awards
      o  Dilution

E.   401(k) Employee Benefit Plans

     Vote in accordance with Glass Lewis analysis and recommendation on proposals to implement a 401(k) savings plan for employees.

F.   Discounted Options/Restricted Stock

     Vote in accordance with Glass Lewis analysis and recommendation on discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.)

G.   Pension Fund Credits

     Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.

--------------------------------------------------------------------------------
VIII. State of Incorporation
--------------------------------------------------------------------------------

A.   Re-Incorporation Proposals

     Proposals to change a corporation's state of incorporation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B.   State Takeover Statutes

     Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C.   State Fair Price Provisions

     Proposals to opt out of S.F.P's are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D.   Stakeholder Laws

     Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.   Disgorgement Provisions

     Proposals to opt out of disgorgement provisions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

--------------------------------------------------------------------------------
IX.  Mergers and Corporate Restructurings
--------------------------------------------------------------------------------

A.   Mergers and Acquisitions

     Votes on mergers and acquisitions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

        o Anticipated financial and operating benefits
        o Offer price (cost vs. premium)
        o Prospects of the combined companies
        o How the deal was negotiated
        o Changes in corporate governance and their impact on shareholder rights
        o Other pertinent factors discussed below.

B.   Corporate Restructurings

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C.   Spin-Offs

     Votes on spin-offs are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering:
        o The tax and regulatory advantages
        o Planned use of the sale proceeds
        o Market focus
        o Managerial incentives.

D.   Asset Sales

     Votes on asset sales are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering:

        o The impact on the balance sheet/working capital
        o The value received for the asset
        o The potential elimination of diseconomies.

E.   Liquidations

     Votes on liquidations normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, after reviewing:
        o Management's efforts to pursue other alternatives
        o The appraisal value of the assets
        o The compensation plan for executives managing the liquidation.

F.   Rights of Appraisal

     Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.   Changing Corporate Name

     Vote for changing the corporate name.

--------------------------------------------------------------------------------
X.   Social Issues Proposals
--------------------------------------------------------------------------------

A.   Social Issues Proposals

     Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

--------------------------------------------------------------------------------
XI.  Proxies Not Voted
--------------------------------------------------------------------------------

A.   Shares Out on Loan

     Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B.   Share-Blocking

     Proxies are not voted for countries with "share-blocking", generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C.   Other

     There may be circumstances, such as costs or other factors, where Nicholas-Applegate would in its reasonable discretion refrain from voting proxy shares.

APPENDIX E

                               John Hancock Funds

               Description of Portfolio Holdings Disclosure Policy

General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition.


(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date; number of holdings; turnover; attribution analysis; average credit quality rating; duration for bond funds; currency exposure and currency hedging; AMT exposure; portfolio characteristics.


(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity.

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.


Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

Risk Management, Attribution, Portfolio Analysis tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.


Proxy Voting Services. Nonpublic Information regarding portfolio holdings may be provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.

Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.

Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.


*Includes temporary employees

FINANCIAL STATEMENTS


The financial statements listed below are included in the Fund's 2006 Annual Report to Shareholder's for the year ended October 31, 2006 (filed electronically on December 28, 2006, accession number 0001010521-06-001004 and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock International Fund (file no. 811-04630 and 33-4559).

John Hancock Investment Trust III

  John Hancock Greater China Opportunities Fund
  John Hancock International Fund
  Mid Cap Growth Fund

  Statement of Assets and Liabilities as of October 31, 2006.
  Statement of Operations for year ended October 31, 2006.
  Statement of Changes in Net Assets for the two years ended October 31, 2006. Financial Highlights.
  Notes to Financial Statements.
  Schedule of Investments as of October 31, 2006.
  Report of Independent Registered Public Accounting Firm.

                       JOHN HANCOCK INVESTMENT TRUST III

                                     PART C.

                               OTHER INFORMATION

Item 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06. Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Equity Trust and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.

  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

James R. Boyle                     Chairman and Director                           Trustee
601 Congress St.
Boston, Massachusetts

Keith F. Hartstein                    Director, President                      President and
601 Congress Street               and Chief Executive Officer             Chief Executive Officer
Boston, Massachusetts

John G. Vrysen                Director, Executive Vice President
601 Congress Street              and Chief Financial Officer              Chief Financial Officer
Boston, Massachusetts

Arthur E. Creel                      Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Bruce R. Speca                              None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

Andrew G. Arnott                     Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Robert M. Boyda                             None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

John J. Danello                             None                            Vice President, Law
601 Congress St.
Boston, Massachusetts

Carey Hoch                              Vice President                              None
601 Congress St.
Boston, Massachusetts

Kristine McManus                        Vice President                              None
601 Congress St.
Boston, Massachusetts

Daniel Rollins                          Vice President                              None
601 Congress St.
Boston, Massachusetts

                                       C-3

Steven E. Medina                            None                         Vice President, Investments
601 Congress St.
Boston, Massachusetts

Karen F. Walsh                       Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Thomas M. Kinzler                           None                                Secretary and
601 Congress St.                                                             Chief Legal Officer
Boston, Massachusetts

Jeffrey H. Long                     Chief Financial Officer                         None
601 Congress St.
Boston, Massachusetts

Peter Copestake                          Treasurer                                  None
200 Bloor Street
Toronto, Ontario

Gordon M. Shone                             None                                 Treasurer
601 Congress St.
Boston, Massachusetts

Michael J. Mahoney                 Assistant Vice President and                     None
601 Congress St.                    Chief Compliance Officer
Boston, Massachusetts

Frank V. Knox                               None                           Chief Compliance Officer
601 Congress St.
Boston, Massachusetts

(c) None.

Item 28.  Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 601 Congress Street, Boston Massachusetts 02210-2805 and by MFC Global Investment (U.S.), LLC (formerly known as Sovereign Asset Management LLC) at its principal executive offices at 101 Huntington Avenue, Boston, MA 02199. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) uner the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 27th day of February, 2007.

                              JOHN HANCOCK INVESTMENT TRUST III

                              By:      *
                              -----------------------
                              Keith F. Hartstein
                              President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.



     Signature                                     Title                             Date
     ---------                                     -----                             ----

         *
------------------------                       President and                    February 27, 2007
Keith F. Hartstein                        Chief Executive Officer

         *
------------------------                  Executive Vice President
John G. Vrysen                          and Chief Financial Officer

/s/Gordon M. Shone                               Treasurer
------------------------                  (Chief Accounting Officer)
Gordon M. Shone

         *
------------------------                         Trustee
James R. Boyle

         *
------------------------                         Trustee
James F. Carlin

         *
------------------------                         Trustee
Richard P. Chapman, Jr.

         *
------------------------                         Trustee
William H. Cunningham

         *
------------------------                    Chairman and Trustee
Ronald R. Dion

         *
------------------------                         Trustee
Charles L. Ladner

         *
------------------------                         Trustee
John A. Moore

         *
------------------------                         Trustee
Patti McGill Peterson

         *
------------------------                         Trustee
Steven R. Pruchansky



By:      /s/Alfred P. Ouellette                                                 February 27, 2007
         ----------------------
         Alfred P. Ouellette
         Attorney-in-Fact, under
         Power of Attorney dated
         June 6, 2006


OPEN END FUNDS:                                               1933 Act Number          1940 Act Number
John Hancock Bond Trust                                           2-66906                 811-3006
John Hancock California Tax-Free Income Fund                     33-31675                 811-5979
John Hancock Capital Series                                       2-29502                 811-1677
John Hancock Current Interest                                     2-50931                 811-2485
John Hancock Equity Trust                                         2-92548                 811-4079
John Hancock Institutional Series Trust                          33-86102                 811-8852
John Hancock Investment Trust                                     2-10156                 811-0560
John Hancock Investment Trust II                                  2-90305                 811-3999
John Hancock Investment Trust III                                 33-4559                 811-4630
John Hancock Municipal Securities Trust                          33-32246                 811-5968
John Hancock Series Trust                                         2-75807                 811-3392
John Hancock Sovereign Bond Fund                                  2-48925                 811-2402
John Hancock Strategic Series                                     33-5186                 811-4651
John Hancock Tax-Exempt Series Trust                             33-12947                 811-5079
John Hancock World Fund                                          33-10722                 811-4932

CLOSED END FUND                                               1933 Act Number          1940 Act Number
John Hancock Bank and Thrift Opportunity Fund                         -                   811-8568
John Hancock Income Securities                                        -                   811-4186
John Hancock Investors Trust                                          -                   811-4173
John Hancock Patriot Global Dividend Fund                             -                   811-06685
John Hancock Patriot Preferred Dividend Fund                          -                   811-7590
John Hancock Patriot Premium Dividend Fund I                          -                   811-5615
John Hancock Patriot Premium Dividend Fund II                         -                   811-05908
John Hancock Patriot Select Dividend Trust                            -                   811-06107
John Hancock Preferred Income Fund                               333-100531               811-21131
John Hancock Preferred Income Fund II                            333-101956               811-21202
John Hancock Preferred Income Fund III                           333-102734               811-21287
John Hancock Tax-Advantaged Dividend Income Fund                 333-108102               811-21416


                                POWER OF ATTORNEY

     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, WILLIAM H. KING, ALFRED P. OUELLETTE and GENEVIEVE D. PLUHOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 6th day of June, 2006.

/s/ James R. Boyle                        /s/ Charles L. Ladner
------------------                        ---------------------
James R. Boyle, as Trustee                Charles L. Ladner, as Trustee

/s/ James F. Carlin                       /s/ John A. Moore
-------------------                       -----------------
James F. Carlin, as Trustee               John A. Moore, as Trustee

/s/ Richard P. Chapman                    /s/ Patti McGill Peterson
----------------------                    -------------------------
Richard P. Chapman, Jr., as Trustee       Patti McGill Peterson, as Trustee


/s/ William H. Cunningham                 /s/ Steven R. Pruchansky
-------------------------                 ------------------------
William H. Cunningham, as Trustee         Steven R. Pruchansky, as Trustee


/s/ Ronald R. Dion                        /s/ John G. Vrysen
------------------                        ------------------
Ronald R. Dion, as Chairman and Trustee   John G. Vrysen, as Executive Vice
                                           President and Chief Financial Officer

/s/ Keith F. Hartstein
----------------------
Keith F. Hartstein, as President and
  Chief Executive Officer

                        JOHN HANCOCK INVESTMENT TRUST III

                               (File no. 33-4559)

                                INDEX TO EXHIBITS

99.(a) Articles of Incorporation. Amended and Restated Declaration of Trust dated March 8, 2005.####

99.(a).1 Amendment of Section 5.11 and Establishment and Designation of Class A Shares, Class B Shares, Class C Shares and Class I Shares of Beneficial Interest of John Hancock Greater China Opportunities Fund effective June 1, 2005.####

99.(a).2 Amendment effective July 1, 2005, to Declaration of Trust dated October 5, 1984 regarding change of address of principal place of business.+

99.(a).3  Abolition  of John  Hancock  Large Cap Growth Fund and Amendment of
          Section 5.11 effective June 7, 2005.#####

99.(a).4 Amendment of Section 5.11 and Establishment and Designation of Class NAV Shares of Beneficial Interest of John Hancock Greater China Opportunities Fund effective September 18, 2006.######

99.(b)    By-Laws.  Amended and Restated By-Laws dated March 8, 2005.####

99.(c) Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d) Investment Management Contract between John Hancock Mid Cap Growth Fund (formerly Special Opportunities Fund) and John Hancock Advisers, Inc. dated July 1, 1996.#####

99.(d).1 Investment Management Contract between John Hancock International Fund and John Hancock Advisers, Inc. dated July 1, 1996.**

99.(d).2 Investment Management Contract between John Hancock Greater China Opportunities Fund and John Hancock Advisers LLC.#####

99.(d).3  Sub-Advisory   Agreement  among  John  Hancock   International   Fund,
          Nicholas- Applegate Capital Management and John Hancock Advisers, LLC dated May 9, 2003.##

99.(d).4 Sub-Advisory Agreement Contract among John Hancock Greater China Opportunities Fund, MFC Global Investment Management (U.S.A.) Limited and John Hancock Advisers LLC.#####

99.(d).5  Sub-Advisory  Agreement  Contract  among John  Hancock  Mid Cap Growth
          Fund, Sovereign Asset Management, LLC and John Hancock Advisers LLC.#####

99.(d).6 Sub-Advisory Agreement dated December 31, 2005 between the Registrant, John Hancock Advisers, LLC and Sovereign Asset Management, LLC (now known as MFC Global Investments (U.S.), LLC).+

99.(e) Underwriting Contracts. Distribution Agreement between John Hancock Funds, Inc. and the Registrant dated November 13, 1996.***

99.(e).1 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.###

99.(e).2  Form of Financial Institution Sales & Service Agreement.*

99.(e).3  Amendment to Distribution Agreement dated July 1, 1996.**

99.(e).4  Amendment to Distribution Agreement dated March 1, 2001.******

99.(e).5  Amendment to Distribution Agreement dated June 1, 2005.#####

99.(e).6  Form  of  the   Amendment   to  John   Hancock   Funds,   LLC  Selling
          Agreement.#####

99.(f)    Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g) Custodian Agreements. Custody Agreement between John Hancock Mutual Funds and Bank of New York dated September 10, 2001.#

99.(g).1 Amendment to Custody Agreement between John Hancock Mutual Funds and Bank of New York dated June 1, 2005.#####

99.(h)    Other Material Contracts.  Amended and Restated Master Transfer Agency
          Service   Agreement  between  John  Hancock  funds  and  John  Hancock
          Signature Services, Inc. dated June 1, 1998.*****

99.(h).1 Amendment to Amended and Restated Master Transfer Agency and Service Agreement dated March 1, 2001.******

99.(h).2 Accounting & Legal Services Agreement between John Hancock Advisers, Inc. and the Registrant as of January 1, 1996.*

99.(h).3 Amendment to the Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998 and Anti-Money Laundering and Privacy effective July 1, 2003.##

99.(h).4  Amendment  to the  Amended and  Restated  Master  Transfer  Agency and
          Service   Agreement  between  John  Hancock  Funds  and  John  Hancock
          Signature Services, Inc. dated July 1, 2004.###

99.(h).5 Amendment to the Accounting and Legal Services Agreement dated March 8, 2005.#####

99.(h).6 Amendment to the Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Greater China Opportunities Fund and John Hancock Signature Services, Inc.#####

99.(i)    Legal Opinion.+

99.(j)    Auditor's consent.+

99.(k)    Omitted Financial Statements.  Not Applicable.

99.(l)    Initial Capital Agreements.  Not Applicable.

99.(m).1 Class A Distribution Plan between John Hancock International Fund, John Hancock Mid Cap Growth Fund (formerly Special Opportunities Fund) and John Hancock Funds, Inc. dated June 3, 1997.****

99.(m).2 Class B Distribution Plan between John Hancock International Fund, John Hancock Mid Cap Growth Fund (formerly Special Opportunities Fund) and John Hancock Funds, Inc. dated June 3, 1997.****

99.(m).3 Class C Distribution Plan between John Hancock International Fund, John Hancock Mid Cap Growth Fund (formerly Special Opportunities Fund) and John Hancock Funds, Inc. dated June 1, 1998.*****

99.(m).4 Class A, Class B, Class C Distribution Plans between John Hancock Greater China Opportunities Fund and John Hancock Funds, Inc. dated June 1, 2005.#####

99.(n) Rule 18f-3. John Hancock Funds Class A, Class B and Class C Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for each fund in the trust.*****

99.(n).1 Rule 18f-3. John Hancock Funds Class A, Class B, Class C and Class I - Multiple Class Plan pursuant to Rule 18f-3 for Registrant.###

99.(n).2  Rule 18f-3.  John Hancock Funds Class A, Class B, Class C, Class I and
          Class  NAV  -  Multiple   Class  Plan   pursuant  to  Rule  18f-3  for
          Registrant.######

99.(p) Code of Ethics: John Hancock Advisers, LLC, MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management
           LLC) and each John Hancock open-end and closed-end fund dated July 1, 2006.######

99.(p).1   Code of Ethics: Nicholas-Applegate dated March 24, 2006.######

99.(p).2 Code of Ethics for the Independent Directors/Trustees of the John Hancock Funds effective December 6, 2005.######

99.(p).3 Code of Ethics: MFC Global Investment Management (U.S.A.) Limited dated May 1, 2005.######

* Previously filed electronically with post-effective amendmen no. 28, file nos. 811-4630;33-4559) on February 27, 1995, accession number 0000950146-95-000057.

** Previously filed with post-effective amendment number 32 (file nos. 811-4630; 33-4559) on August 30, 1996, accession number 0001010521-96-000151.

*** Previously filed with post-effective amendment number 33 (file nos. 811-4630; 33-4559) on February 27, 1997, accession number 0001010521-97-000227.

**** Previously filed with post-effective amendment number 34 (file nos. 811-4630; 33-4559) on February 27, 1998, accession number 0001010521-98-000202.

***** Previously filed with post-effective amendment number 36 (file nos. 811-4630; 33-4559) on December 21, 1998, accession number 0001010521-98-000397.

****** Previously filed with post-effective amendment number 42 (file nos. 811-4630; 33-4559) on February 9, 2001, accession number 0001010521-01-000106.

# Previously filed with post-effective amendment number 44 (file nos. 811-4630; 33-4559) on December 27, 2001, accession number 0001010521-01-500306.

## Previously filed with post-effective amendment number 48 (file nos. 811-4630; 33-4559) on March 1, 2004, accession number 0001010521-04-000073.

### Previously filed with post-effective amendment number 49 (file nos. 811-4630; 33-4559) on March 1, 2005, accession number 0001010521-05-000067.

#### Previously filed with post-effective amendment number 50 (file nos. 811-4630; 33-4559) on March 17, 2005, accession number
           0001010521-05-000100.

##### Previously filed with post-effective amendment number 51 (file nos. 811-4630; 33-4559) on March 1, 2006, accession number 0001010521-06-000154.

##### Previously filed with post-effective amendment number 52 (file nos. 811-4630; 33-4559) on December 22, 2006, accession number 0001010521-06-000977.

+          Filed herewith.